UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00242

Natixis Funds Trust II

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

December 31, 2012

CGM Advisor Targeted Equity Fund

Harris Associates Large Cap Value Fund

McDonnell Intermediate Municipal Bond Fund

Vaughan Nelson Small Cap Value Fund

Vaughan Nelson Value Opportunity Fund

TABLE OF  CONTENTS

Management Discussion and Performance page 1

Portfolio of Investments page 26

Financial Statements page 44

CGM ADVISOR TARGETED EQUITY FUND

Management Discussion

Manager:

G. Kenneth Heebner, CFA

Capital Growth Management Limited Partnership

Objective:

Seeks long-term growth of capital through investments in equity securities of companies whose earnings are expected to grow at a faster rate than the overall U.S. economy

Strategy:

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity investments, including common stocks and preferred stocks. The Fund will generally invest in a focused portfolio of common stocks of large-capitalization companies.

Symbols:

Class A	NEFGX
Class B	NEBGX
Class C	NEGCX
Class Y	NEGYX

Market Conditions

The U.S. stock market began and ended the year on a strong note, as investors grew more confident in a U.S. economic expansion. The ride was not without its ups and downs, however. Faced with the possibility of another U.S. recession, a euro-zone meltdown, stalled Chinese economic growth and a new war in the Persian Gulf, national and global economies sputtered. Those worries were offset, however, by a rebounding U.S. housing market, strong U.S. car sales, a falling jobless rate and continued efforts by the Federal Reserve to stimulate the economy.

Overall, stocks fared well despite modest economic growth and a slowdown in corporate earnings. In 2012, the S&P 500® Index returned 16.00%, far better than in 2011 when the index ended the year with a return of 2.11%.

Performance Results

For the 12 months ended December 31, 2012, Class A shares of CGM Advisor Targeted Equity Fund returned 15.44% at net asset value. The fund modestly trailed its benchmark, the S&P 500® Index, which returned 16.00%.

Explanation of Fund Performance

With more than 98% of its assets invested in the equity markets, CGM Advisor Targeted Equity Fund remained positioned throughout 2012 in anticipation of significant growth in the U.S. economy. Although U.S. growth did not meet expectations, growth prospects for major U.S. financial institutions provided substantial gains for a number of fund holdings in this sector. At the same time, Europe and China, important drivers of the global economy, experienced disappointing growth, limiting opportunities for companies with considerable international exposure.

Although selected issues contributed gains during the period, it was the fund’s financial holdings that were the major drivers of performance. The fund maintained a sizeable weight in the financials sector – positioning that proved favorable as financial stocks led the industry

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groups in the S&P 500® for the year. Key contributors to fund performance included Citigroup, Morgan Stanley and JPMorgan Chase. Citigroup, a leading global financial services company, continued to make strong progress as management scaled back unsuccessful operations within the company. The firm also witnessed strong growth in its lending and investment banking operations. Morgan Stanley, one of the world’s largest diversified financial services companies, increased its position in the wealth management business through the acquisition of a significant piece of the Salomon Smith Barney global wealth management operation. Going forward, we anticipate further improvement in the profit contribution of the firm’s investment banking and trading operations. JPMorgan & Chase, a prominent global financial services firm, made significant earnings progress despite large losses from errant trades that originated in the bank’s chief investment office. Since announcing the problem in May, JPMorgan has worked to reassure skittish investors. The bank has broadly reshuffled its management ranks and united some of its business operations, which helped support its share price. We continue to hold all three issues.

Global economic challenges caused several of the fund’s cyclical stocks (stocks whose profitability, and therefore share prices, track the growth of the wider economy) to decline during the period, dampening the fund’s performance. Detractors included Google, Nordstrom and Occidental Petroleum. Nordstrom, an upscale fashion specialty retailer of clothing, shoes and accessories, failed to meet our expectations. The stock was sold because of disappointing sales. The fund also experienced a loss from Occidental Petroleum, a California-based oil and gas exploration and production company. Earnings prospects for the company suffered as a result of the diminished outlook for crude oil pricing, reflecting weakness in the global economy. We also lost ground with Google, the dominant Internet search engine. Third quarter earnings for the company proved disappointing when a consumer transition toward mobile computing from PCs reduced the revenue-per-transaction for the company. Both stocks were sold at a loss.

Outlook

We continue to believe that U.S. growth will provide a positive stage for companies with a strong exposure to the U.S. economy. An improved housing market and increased construction activity will likely give the economy a lift after years of stagnation. Meanwhile, the unemployment rate is at its lowest level since the end of the recession in June 2009, and strong U.S. car sales should help to continue to power U.S. growth in the months ahead.

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CGM ADVISOR TARGETED EQUITY FUND

Investment Results through December 31, 2012

Growth of $10,000 Investment in Class A Shares

December 31, 2002 through December 31, 2012

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Average Annual Total Returns — December 31, 2012

	1 Year	5 Years	10 Years

Class A (Inception 11/27/68)
NAV	15.44%	-2.45%	9.03%
With 5.75% Maximum Sales Charge	8.82	-3.60	8.38

Class B (Inception 2/28/97)
NAV	14.54	-3.18	8.21
With CDSC[1]	9.54	-3.54	8.21

Class C (Inception 9/1/98)
NAV	14.45	-3.19	8.22
With CDSC[1]	13.45	-3.19	8.22

Class Y (Inception 6/30/99)
NAV	15.69	-2.21	9.34

Comparative Performance
S&P 500® Index[2]	16.00	1.66	7.10

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

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HARRIS ASSOCIATES LARGE CAP VALUE FUND

Management Discussion

Managers:

Edward S. Loeb, CFA

Michael J. Mangan, CFA

Diane L. Mustain, CFA

Harris Associates L.P.

Objective:

Seeks opportunities for long-term capital growth and income

Strategy:

Under normal market conditions, the Fund will invest substantially all of its assets in common stock of large- and mid-capitalization companies in any industry.

Symbols:

Class A	NEFOX
Class B	NEGBX
Class C	NECOX
Class Y	NEOYX

Market Conditions

Despite the daily headlines, not much changed during 2012. We started and finished with the same president and Congress clashing over the same fiscal issues. Investors continued to flee equity markets – the brief trauma from the 2008 financial crisis still has many viewing the equity market as risky, rigged and replaceable. Despite impressive fundamental corporate performance, outflows from equity-oriented strategies accelerated as investors continued their backward-looking quest for more diversification. Our New Year’s resolution is to think even less about near-term political games and players, and focus even more on the elements that we know drive investment returns: finding strong businesses with robust and growing intrinsic values, shareholder-oriented management teams and wide, attractive price discounts.

Performance Results

For the 12 months ended December 31, 2012, Class A shares of Harris Associates Large Cap Value Fund returned 17.03% at net asset value. The fund performed generally in line with its benchmark, the Russell 1000® Value Index, which returned 17.51%.

Explanation of Fund Performance

As value investors, our emphasis is on individual stock selection, with country and sector weights determined by our stock-selection process without regard to such weights in any specific benchmark. Sector-wise, the fund benefited most from its significant overweight position in consumer discretionary relative to the Russell 1000® Value Index, as well as from its underweights in utilities and consumer staples. Stock selection in energy and industrials, and a lack of exposure to telecom were the largest relative detractors.

Among the leading contributors to fund returns for the 12 months were Comcast, Wells Fargo and JPMorgan Chase. Comcast’s latest results showed higher revenue and operating margins. The company benefited from the Summer Olympics broadcasts on its NBC Universal division, as well as from growth in broadband

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and business services. In addition, its video subscriber losses slowed as the competitive dynamics of the pay TV market stabilized. The higher revenue and margin trends, along with continued reductions in capital intensity in the cable business, led to strong free cash flow growth and further returns of capital to shareholders. Wells Fargo continues to execute well in an improving environment. As the year progressed, the company’s earnings grew due to lower credit costs, higher mortgage volumes and reduced expenses. Wells Fargo also shared more of those earnings with shareholders, having nearly doubled its dividend to 88 cents per share early in 2012. We believe substantial room for profit improvement remains in the years to come as credit and other workout costs normalize, cross-selling metrics improve and the share base is reduced. JP Morgan Chase has seen strong earnings per share growth, driven by improving credit trends and excellent company-wide execution. We believe that the hedging loss in the corporate treasury function, dubbed by the media as the “London Whale,” was uncharacteristic and disappointing. We believe management dealt with the situation in a transparent and expedient manner and that the incident will not jeopardize the company’s long-term earning power.

Among the largest detractors from fund returns for the 12 months were Intel, Ultra Petroleum and Apache. Intel, the global leader in semiconductors, felt the global economic slowdown, but continued to generate large amounts of free cash. We believe the company is well-positioned for growth in both developed and emerging markets, as it has streamlined manufacturing processes to reduce costs and sustain strong margins. We see Intel widening its lead over competitors in its core microprocessor business and becoming more competitive in the smartphone and tablet segments. Ultra Petroleum, which was sold from the fund during the first half of 2012, was adversely affected by declining natural gas prices. In May, the company reported that first-quarter revenue fell short of expectations, and management said it would further reduce its planned capital spending in response to weak gas prices. Apache’s share price was hurt by declines in the price of North American oil and natural gas liquids and by the ongoing turmoil in Egypt, the company’s largest international operation. The reliance on Egypt should diminish, given Apache’s recent acquisitions and production growth in the United States. The company’s inexpensive valuation, large resource base and strong free cash flow make it an attractive investment in our view.

Outlook

Our fundamental view has not changed: We expect a continuation of solid corporate performance. Balance sheets, cost control and prodigious free cash flow imply rising returns to shareholders. Additional positives include a more certain recovery in housing markets and the benefits of new, low-cost, domestic energy resources. Stock prices reflect some of this good news, but the cautious positioning of most investors has kept valuations very reasonable and reduced the market risk from a macro surprise or disappointment. We continue to believe the short-term risks are overblown and that the scarcity of true, long-term capital in the equity market creates a favorable environment for investors.

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HARRIS ASSOCIATES LARGE CAP VALUE FUND

Investment Results through December 31, 2012

Growth of $10,000 Investment in Class A Shares3

December 31, 2002 through December 31, 2012

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Average Annual Total Returns — December 31, 20123

	1 Year	5 Years	10 Years

Class A (Inception 5/6/31)
NAV	17.03%	2.24%	5.99%
With 5.75% Maximum Sales Charge	10.27	1.04	5.37

Class B (Inception 9/13/93)
NAV	16.22	1.49	5.21
With CDSC[1]	11.22	1.11	5.21

Class C (Inception 5/1/95)
NAV	16.13	1.48	5.20
With CDSC[1]	15.13	1.48	5.20

Class Y (Inception 11/18/98)
NAV	17.33	2.54	6.35

Comparative Performance
Russell 1000® Value Index[2]	17.51	0.59	7.38

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2

Russell 1000® Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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McDonnell Intermediate Municipal Bond Fund

Management Discussion

Portfolio Managers:

Dawn Mangerson

James Grabovac, CFA

Lawrence Jones

Steve Wlodarski, CFA

McDonnell Investment Management, LLC

Objective:

Seeks a high level of federal tax-exempt current income, consistent with the preservation of capital

Strategy:

Invests at least 80% of its net assets (plus borrowings made for investment purposes) in municipal securities that pay interest exempt from federal income taxes. The Fund may invest up to 20% of its assets in debt securities subject to the federal alternative minimum tax.

Symbols:

Class A MIMAX Class C MIMCX Class Y MIMYX

The McDonnell Intermediate Municipal Bond Fund commenced operations on November 16, 2012. The fund’s registration statement became effective and the fund became available for purchase by investors on December 31, 2012. During this time period, the fund’s subadviser invested the initial capital of the fund in accordance with its investment objectives.

Outlook

We anticipate a stable yield environment, low inflation and moderate economic growth in 2013. A further boost in municipal volume is expected as refunding issuance, national infrastructure needs and recovery efforts along the Eastern Seaboard move forward. Given the recent federal income tax increase, demand for municipal securities is likely to remain strong.

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VAUGHAN NELSON SMALL CAP VALUE FUND

Management Discussion

Managers:

Chris D. Wallis, CFA

Scott J. Weber, CFA

Vaughan Nelson Investment Management, L.P.

Objective:

Seeks capital appreciation

Strategy:

The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in the equity securities, including common stocks and preferred stocks, of small-cap companies. The Fund may invest in companies with large capitalizations.

Symbols:

Class A	NEFJX
Class B	NEJBX
Class C Class Y	NEJCX NEJYX

Effective July 31, 2009, the fund was closed to new investors.

Market Conditions

Large-scale economic and political factors steered equity markets throughout the 12 months ended December 31, 2012. The Federal Reserve and the European Central Bank both kept interest rates very low in order to free credit markets and to buy time in the face of myriad problems, in particular those facing Europe. Meanwhile, the fiscal cliff of tax hikes and spending cuts scheduled to occur at the end of the year overshadowed the U.S. economic outlook, as uncertainty over tax and regulatory policies left individuals and businesses without clear guidance. Corporate earnings growth decelerated late in the year, along with the overall economy.

Performance results

For the 12 months ended December 31, 2012, Class A shares of Vaughan Nelson Small Cap Value Fund returned 14.93% at net asset value. The fund lagged its benchmark, the Russell 2000® Value Index, which returned 18.05%.

Explanation of Fund Performance

Individual stocks, not themes, helped drive the period’s results. We found particular success among industrial stocks, an eclectic category that encompasses a range of businesses. The fund’s stake in the underperforming utilities sector was less than that of the index, and our choices delivered greater returns as we took advantage of high valuations early in the year to reduce exposure. Stock selection in healthcare also added to performance. Financials were a weak performer for the fund, which owned few real estate investment trusts, and those that it held were laggards. Although the bank stocks in the portfolio did not appreciate as much as those in the index, we continue to favor those we hold.

Weaker-than-expected demand and elevated inventories pressured semiconductor stocks, dragging down the technology sector. We still favor technology but over this period have reevaluated our approach to the sector. The result was a revised emphasis, shifting away from storage and networking, where capital

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investment is shrinking due to competition from new technologies (including the “cloud,”) which allows users to access data, software and hardware resources over a network – typically the Internet – to a heavier focus on software and services.

In industrials, United Rentals, which rents construction and other equipment, benefited from a trend among users to rent, rather than own this costly equipment. We expect an expansion of commercial construction in 2013, and United has moved higher in anticipation of stronger earnings. Containerboard maker Packaging Corporation also rose as it gained market share and pricing power within its market. Valmont Industries, makers of fabricated metal products for a range of applications, also rose.

Corrections Corporation of America, the nation’s leading for-profit prison operator, manages prisons under contract to federal and state governments and owns and operates others. The shares continued to perform well as CCA expands operations. A.O. Smith, makers of water heaters and boilers, responded favorably to the turnaround in the housing industry. KAR Auction Services saw sales opportunities grow as new car sales and strong leasing markets expanded the volume of used cars coming to auction. KAR’s growing Internet presence also enhanced growth.

DSW, a warehouse shoe retailer, has executed its business plan extremely well and delivered good earnings. DSW has opened new stores while enhancing productivity and broadening the merchandise offerings. In financials, Ares Capital, which lends to mid-sized businesses, enjoyed good credit experience and saw its loan volume increase. Ares is structured as a business development corporation, which requires it to pay out the bulk of its earnings to shareholders, who have enjoyed generous yields.

Among disappointments in technology was RF Micro Devices, whose products are widely used in cell phones and other devices. RF saw slowing demand and increased competition in China as well as order cutbacks from one of its largest customers. Qlogic and Super Micro Computer were also weak amid declining demand for hardware infrastructure.

In energy, contract driller Unit Corporation declined, as falling natural gas prices brought reduced utilization of its rigs. Discount retailer Big Lots struggled as the economy hurt sales of discretionary items and competitors put pricing pressure on consumable items.

Consolidated Graphics, a commercial printing company, experienced slower sales as businesses cut back and smaller competitors applied price pressure.

Outlook

Economic growth remains on the weak side. But despite obvious macro risks, the economy has the potential to do better in 2013 if Washington provides clarity on taxes, budgets and regulations. Equities do not appear expensive to us; there are many growing companies whose stocks trade at good valuations. We seek those that are growing a little faster than their groups, but we are careful not to overpay. Growing strength in housing is helping to shore up consumer confidence and should help boost employment, and retail sales appear healthy. We added to banks where we found good value and shed utilities early in the year. The fund remains underweight in financials, but we are finding opportunities among cyclical sectors such as industrials, technology and materials.

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VAUGHAN NELSON SMALL CAP VALUE FUND

Investment Results through December 31, 2012

Growth of $10,000 Investment in Class A Shares3

December 31, 2002 through December 31, 2012

See Notes to Charts on Page 13.

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Average Annual Total Returns — December 31, 20123

	1 Year	5 Years	10 Years	Since Inception

Class A (Inception 12/31/96)
NAV	14.93%	6.72%	11.78%	—
With 5.75% Maximum Sales Charge	8.34	5.47	11.13	—

Class B (Inception 12/31/96)
NAV	14.12	5.93	10.95	—
With CDSC[1]	9.12	5.68	10.95	—

Class C (Inception 12/31/96)
NAV	14.08	5.92	10.95	—
With CDSC[1]	13.08	5.92	10.95	—

Class Y (Inception 8/31/06)
NAV	15.18	7.01	—	8.09

Comparative Performance
Russell 2000® Value Index[2]	18.05	3.55	9.50	2.68

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2

Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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VAUGHAN NELSON VALUE OPPORTUNITY FUND

Management Discussion

Managers:

Dennis G. Alff, CFA

Chris D. Wallis, CFA

Scott J. Weber, CFA

Vaughan Nelson Investment

Management, L.P.

Objective:

Seeks long-term capital appreciation

Strategy:

The Fund, under normal market conditions, will invest primarily in companies that, at the time of purchase, have market capitalizations either within the capitalization range of the Russell Midcap Value Index or of $15 billion or less. The Fund may invest in companies with smaller or larger capitalizations and does not have any market capitalization limits.

Symbols:

Class A	VNVAX
Class C Class Y	VNVCX VNVYX

Market Conditions

Large-scale economic and political factors steered equity markets throughout the 12 months ended December 31, 2012. The Federal Reserve and the European Central Bank both kept interest rates very low in order to free up credit and to buy time in the face of myriad problems, particularly those facing Europe. Meanwhile, the fiscal cliff of tax hikes and spending cuts scheduled to occur at the end of the year overshadowed the U.S. economic outlook, as uncertainty over tax and regulatory policies left individuals and businesses without clear guidance. Corporate earnings growth decelerated late in the year, along with the overall economy.

Performance results

For the 12 months ended December 31, 2012, Class A shares of Vaughan Nelson Value Opportunity Fund returned 15.93% at net asset value. The fund underperformed its benchmark, the Russell Midcap® Value Index, which returned 18.51%.

Explanation of Fund Performance

Stock selection within financials, healthcare and energy held back returns relative to the benchmark, while the materials and broad industrial categories proved beneficial to performance. Results were mixed among consumer stocks. The fund was underweight compared to its benchmark in the under-performing utilities sector, which aided returns, and good stock selection enhanced that advantage. Utility holdings were sold when valuations reached levels that appeared excessive.

In the consumer discretionary sector, positions in Jarden and Discovery Communications aided relative performance. Jarden, marketers of Coleman, Sunbeam, Rawlings and other brands, continued to enjoy growing sales. Discovery Communications, which operates the Discovery Channel, gained market share by extending its reach internationally while adding new outlets. In the materials sector, the fund owned containerboard maker Packaging Corporation, which rose as it gained market share and pricing power within its market.

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In the technology sector, the fund benefited from an overweight relative to the benchmark in NCR, one of the largest makers of ATMs and point-of-sale terminals, which gained significant ground. NCR broadened its offerings and generated new sales through software and service products that carry higher margins. In the financial sector, SEI Investments, which is not included in the index, boosted relative return. SEI, which provides investment processing and other services for institutional clients, enjoyed added sales as it introduced new products.

Fund disappointments during the period included Rovi Corporation in the technology sector, a stock that is not included in the index. Rovi declined as some of its more mature businesses are shrinking, reducing growth prospects. We continue to hold the shares based on the potential of its digital entertainment guides and interactive programming for cable and satellite providers. Allscripts Healthcare Solutions detracted from results in the wake of some execution issues and the need to restate earlier earnings. Allscripts helps physicians and other health care providers cut costs and reduce errors by automating their practices. Allscripts has a strong client roster and we are optimistic about its future. The fund had more exposure than the index to EZCorp, which operates pawnshops and offers payday loans in the United States and Mexico. The sputtering economy caused earnings growth to stall in the United States, but business has been stronger elsewhere. Lower gold prices have pressured the company’s jewelry scrapping business, which melts and resells gold items that pawn customers have abandoned. Growth plans are moving ahead in Mexico and we believe the company has attractive long-term potential despite the issues often associated with payday lending. In the industrials sector, Navistar suffered from slow demand for heavy trucks amid the sluggish economy and fewer new orders as its engines failed to meet more rigorous EPA emissions standards. New leadership appears to be taking corrective steps, with trucks now incorporating a new engine that meets emission guidelines. Finally, a position in discount retailer Big Lots detracted from relative return. The retailer struggled as the economy hurt sales of discretionary items and competitors put pricing pressure on consumables.

Outlook

Economic growth remains on the weak side. But despite obvious macro risks, we believe the economy has the potential to do better in 2013 if Washington provides clarity on taxes, budgets and regulations. Equities do not appear expensive to us; there are many growing companies whose stocks trade at good valuations. We seek those that are growing a little faster than their groups but we are careful not to overpay. An improved housing market is helping to shore up consumer confidence and should boost employment, and retail sales appear healthy. The fund remains underweight in financials, but we did add to banks that appeared attractively valued and shed utilities during the year. Overall, we are finding opportunities among cyclical sectors such as industrials, technology and materials.

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VAUGHAN NELSON VALUE OPPORTUNITY FUND

Investment Results through December 31, 2012

Growth of $10,000 Investment in Class A Shares3

October 31, 2008 (inception) through December 31, 2012

See Notes to Charts on Page 17.

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Average Annual Total Returns — December 31, 20123

	1 Year	Since Inception

Class A (Inception 10/31/08)
NAV	15.93%	13.60%
With 5.75% Maximum Sales Charge	9.29	11.99

Class C (Inception 10/31/08)
NAV	15.10	12.76
With CDSC[1]	14.10	12.76

Class Y (Inception 10/31/08)
NAV	16.28	13.89

Comparative Performance
Russell Midcap® Value Index[2]	18.51	15.83

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

Russell Midcap® Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public

Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from July 1, 2012 through December 31, 2012. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your class.

The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

19  |

CGM ADVISOR TARGETED EQUITY FUND	BEGINNING ACCOUNT VALUE 7/1/2012	ENDING ACCOUNT VALUE 12/31/2012	EXPENSES PAID DURING PERIOD* 7/1/2012 – 12/31/2012
Class A
Actual	$1,000.00	$1,099.20	$6.28
Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$6.04
Class B
Actual	$1,000.00	$1,094.70	$10.21
Hypothetical (5% return before expenses)	$1,000.00	$1,015.38	$9.83
Class C
Actual	$1,000.00	$1,094.80	$10.22
Hypothetical (5% return before expenses)	$1,000.00	$1,015.38	$9.83
Class Y
Actual	$1,000.00	$1,100.70	$4.96
Hypothetical (5% return before expenses)	$1,000.00	$1,020.41	$4.77

*	Expenses are equal to the Fund’s annualized expense ratio: 1.19%, 1.94%, 1.94% and 0.94% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

HARRIS ASSOCIATES LARGE CAP VALUE FUND	BEGINNING ACCOUNT VALUE 7/1/2012	ENDING ACCOUNT VALUE 12/31/2012	EXPENSES PAID DURING PERIOD* 7/1/2012 – 12/31/2012
Class A
Actual	$1,000.00	$1,082.80	$6.81
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.60
Class B
Actual	$1,000.00	$1,078.50	$10.71
Hypothetical (5% return before expenses)	$1,000.00	$1,014.83	$10.38
Class C
Actual	$1,000.00	$1,078.20	$10.71
Hypothetical (5% return before expenses)	$1,000.00	$1,014.83	$10.38
Class Y
Actual	$1,000.00	$1,083.90	$5.50
Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	$5.33

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.30%, 2.05%, 2.05% and 1.05% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

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MCDONNELL INTERMEDIATE MUNICIPAL BOND FUND	BEGINNING ACCOUNT VALUE 7/1/2012[1]	ENDING ACCOUNT VALUE 12/31/2012	EXPENSES PAID DURING PERIOD 7/1/2012[1] – 12/31/2012
Class A
Actual	$1,000.00	$1,000.00	$0.00	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	$4.06	*
Class C
Actual	$1,000.00	$1,000.00	$0.00	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,017.34	$7.86	*
Class Y
Actual	$1,000.00	$1,000.00	$0.00	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,022.37	$2.80	*

*	Hypothetical expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.80%, 1.55% and 0.55% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (184), divided by 366 (to reflect the half-year period).

[1]	Shares of the Fund were first registered under the Securities Act of 1933 effective December 31, 2012; therefore, actual expenses during the period were zero.

VAUGHAN NELSON SMALL CAP VALUE FUND	BEGINNING ACCOUNT VALUE 7/1/2012	ENDING ACCOUNT VALUE 12/31/2012	EXPENSES PAID DURING PERIOD* 7/1/2012 – 12/31/2012
Class A
Actual	$1,000.00	$1,080.80	$7.27
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.05
Class B
Actual	$1,000.00	$1,077.00	$11.22
Hypothetical (5% return before expenses)	$1,000.00	$1,014.33	$10.89
Class C
Actual	$1,000.00	$1,077.30	$11.23
Hypothetical (5% return before expenses)	$1,000.00	$1,014.33	$10.89
Class Y
Actual	$1,000.00	$1,081.80	$6.02
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.84

*	Expenses are equal to the Fund’s annualized expense ratio: 1.39%, 2.15%, 2.15% and 1.15% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

21  |

VAUGHAN NELSON VALUE OPPORTUNITY FUND	BEGINNING ACCOUNT VALUE 7/1/2012	ENDING ACCOUNT VALUE 12/31/2012	EXPENSES PAID DURING PERIOD* 7/1/2012 – 12/31/2012
Class A
Actual	$1,000.00	$1,089.00	$6.83
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.60
Class C
Actual	$1,000.00	$1,085.30	$10.75
Hypothetical (5% return before expenses)	$1,000.00	$1,014.83	$10.38
Class Y
Actual	$1,000.00	$1,090.40	$5.52
Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	$5.33

*	Expenses are equal to the Fund’s annualized expense ratio: 1.30%, 2.05% and 1.05% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

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BOARD APPROVAL OF THE INITIAL ADVISORY AND SUB-ADVISORY AGREEMENTS FOR MCDONNELL INTERMEDIATE MUNICIPAL BOND FUND

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), voting separately, initially approve for a two-year term any new investment advisory and sub-advisory agreements for a registered investment company, including a newly formed fund such as the McDonnell Intermediate Municipal Bond Fund (the “Fund”). The Trustees, including the Independent Trustees, unanimously approved the proposed investment advisory and sub-advisory agreements (together, the “Agreements”) for the Fund at an in-person meeting held on November 16, 2012. Because McDonnell was proposed to be acquired by an affiliate of NGAM Advisors after the commencement of Fund operations, the Agreements considered by the Trustees included both a sub-advisory agreement with McDonnell under its pre-transaction ownership and a sub-advisory agreement to take effect upon the consummation of the transaction.

In connection with this review, Fund management and other representatives of the Fund’s adviser, NGAM Advisors, L.P. (“NGAM Advisors”), and sub-adviser, McDonnell Investment Management, LLC (“McDonnell”) (collectively, the “Advisers”), distributed to the Trustees materials including, among other items, (i) information on the investment performance of institutional accounts managed by the Advisers with similar strategies, (ii) information on the proposed advisory and sub-advisory fees and other expenses to be charged to the Fund, including information comparing the Fund’s expected expenses to those of a peer group of funds, information on fees charged to other accounts advised or sub-advised by the Advisers and information on the proposed expense cap, (iii) the Fund’s investment objective and strategies, (iv) the size, education and experience of the Advisers’ respective investment staff and the investment strategies proposed to be used in managing the Fund, (v) proposed arrangements for the distribution of the Fund’s shares and the related costs, (vi) the procedures proposed to be employed to determine the value of the Fund’s assets, (vii) the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (viii) information about the ownership of McDonnell and the pending transaction pursuant to which McDonnell would become an affiliate of NGAM Advisors, (ix) information about the Advisers’ performance, (x) information obtained through the completion of a questionnaire by the Advisers (the Trustees are consulted as to the information required through the questionnaire) and (xi) the general economic outlook with particular emphasis on the mutual fund industry. The Trustees also considered the fact that they oversee other funds advised by NGAM Advisors, as well as information about NGAM Advisors they had received in connection with their oversight of those other funds. Because the Fund is newly formed and had not commenced operations at the time of the Trustees’ review, certain information, including data relating to Fund performance, was not available, and therefore could not be distributed to the Trustees. Throughout the process, the Trustees were afforded the opportunity to ask questions of, and request additional materials from, the Advisers.

23  |

In considering whether to initially approve the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services to be provided to the Fund under the Agreements. The Trustees considered the nature, extent and quality of the services to be provided by the Advisers and their respective affiliates to the Fund, and the resources to be dedicated to the Fund by the Advisers and their respective affiliates. The Trustees considered their experience with other funds advised by NGAM Advisors, as well as the current and pending affiliations between the Advisers and Natixis Global Asset Management, L.P. (“Natixis US”). In this regard, the Trustees considered not only the advisory and sub-advisory services proposed to be provided by the Advisers to the Fund, but also the monitoring and oversight services proposed to be provided by NGAM Advisors to the Fund. The Trustees also considered the administrative services proposed to be provided by NGAM Advisors and its affiliates to the Fund.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the scope of the services to be provided to the Fund under the Agreements seemed consistent with the Fund’s operational requirements, and that the Advisers had the capabilities, resources and personnel necessary to provide the advisory and sub-advisory services that would be required by the Fund. The Trustees determined that the nature, extent and quality of services proposed to be provided under the Agreements supported approval of the Agreements.

Investment performance of the Fund and the Advisers. Because the Fund had not yet commenced operations, performance information for the Fund was not considered; however, the Board considered the performance of other funds and accounts managed by the Advisers. Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the Advisers’ performance records and/or other relevant factors supported approval of the Agreements.

The costs of the services to be provided by the Advisers and their affiliates from their respective relationships with the Fund. Although the Fund had not yet commenced operations at the time of the Trustees’ review of the Agreements, the Trustees reviewed information comparing the proposed advisory and sub-advisory fees and estimated total expenses of the Fund’s share classes with the fees and expenses of comparable share classes of comparable funds identified by the Advisers and of other accounts managed by McDonnell, as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to such comparable accounts, the Trustees considered, among other things, management’s representations about the

|  24

differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating the Fund’s proposed advisory and sub-advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund and the need for the Advisers to offer competitive compensation. The Trustees also noted that the Fund would have an expense cap in place. In addition, the Trustees considered information regarding the administrative and distribution fees to be paid by the Fund to the Advisers’ affiliates.

Because the Fund had not yet commenced operations, historical profitability information with respect to the Fund was not considered. However, the Trustees noted the information provided in court cases in which adviser compensation or profitability were issues, the estimated expense levels of the Fund and that the Fund would be subject to an expense cap.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the advisory and sub-advisory fees proposed to be charged to the Fund were fair and reasonable, and supported the approval of the Agreements.

Economies of scale. The Trustees considered the extent to which the Advisers may realize economies of scale or other efficiencies in managing the Fund, and whether those economies could be shared with the Fund through breakpoints in the advisory and sub-advisory fees or other means, such as expense waivers or caps. The Trustees noted that the Fund would be subject to an expense cap. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the extent to which economies of scale might be shared with the Fund supported the approval of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following: the compliance-related resources the Advisers and their respective affiliates would provide to the Fund and the potential so-called “fallout benefits” to the Advisers, such as the engagement of affiliates of NGAM Advisors to provide distribution and administrative services to the Fund and the benefits of research made available to the Advisers by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Trustees also considered the fact that NGAM Advisors’ parent company would benefit from the retention of affiliated advisers. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the Agreements should be approved.

25  |

Portfolio of Investments – as of December 31, 2012

CGM Advisor Targeted Equity Fund

Shares	Description	Value (†)
Common Stocks — 97.2% of Net Assets
	Airlines — 6.1%
2,718,000	Delta Air Lines, Inc.(b)	$32,262,660

	Automobiles — 6.2%
180,000	Honda Motor Co. Ltd., Sponsored ADR	6,649,200
280,000	Toyota Motor Corp., Sponsored ADR	26,110,000

		32,759,200

	Capital Markets — 8.5%
2,330,000	Morgan Stanley	44,549,600

	Chemicals — 5.9%
330,000	Monsanto Co.	31,234,500

	Diversified Financial Services — 20.6%
1,200,000	Bank of America Corp.	13,920,000
1,325,000	Citigroup, Inc.	52,417,000
960,000	JPMorgan Chase & Co.	42,211,200

		108,548,200

	Health Care Providers & Services — 3.4%
590,000	HCA Holdings, Inc.	17,800,300

	Household Durables — 16.8%
1,320,000	DR Horton, Inc.	26,109,600
790,000	Lennar Corp., Class A	30,549,300
1,740,000	PulteGroup, Inc.(b)	31,598,400

		88,257,300

	Insurance — 10.7%
710,000	American International Group, Inc.(b)	25,063,000
590,000	Prudential Financial, Inc.	31,464,700

		56,527,700

	IT Services — 5.8%
202,000	Visa, Inc., Class A	30,619,160

	Multiline Retail — 7.1%
960,000	Macy’s, Inc.	37,459,200

	Specialty Retail — 1.0%
170,000	Gap, Inc. (The)	5,276,800

	Tobacco — 5.1%
320,000	Philip Morris International, Inc.	26,764,800

	Total Common Stocks (Identified Cost $466,578,198)	512,059,420

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of December 31, 2012

CGM Advisor Targeted Equity Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 1.5%
$7,745,000	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2012 at 0.010% to be repurchased at $7,745,004 on 1/02/2013 collateralized by $7,515,000 U.S. Treasury Note, 2.125% due 12/31/2015 valued at $7,900,144 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $7,745,000)	$7,745,000

	Total Investments — 98.7% (Identified Cost $474,323,198)(a)	519,804,420
	Other assets less liabilities — 1.3%	7,038,857

	Net Assets — 100.0%	$526,843,277

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2012, the net unrealized appreciation on investments based on a cost of $474,734,578 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$50,170,432
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(5,100,590)

	Net unrealized appreciation	$45,069,842

(b)	Non-income producing security.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2012 (Unaudited)

Diversified Financial Services	20.6%
Household Durables	16.8
Insurance	10.7
Capital Markets	8.5
Multiline Retail	7.1
Automobiles	6.2
Airlines	6.1
Chemicals	5.9
IT Services	5.8
Tobacco	5.1
Health Care Providers & Services	3.4
Specialty Retail	1.0
Short-Term Investments	1.5

Total Investments	98.7
Other assets less liabilities	1.3

Net Assets	100.0%

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of December 31, 2012

Harris Associates Large Cap Value Fund

Shares	Description	Value (†)
Common Stocks — 96.2% of Net Assets
	Aerospace & Defense — 3.3%
57,900	Boeing Co. (The)	$4,363,344

	Air Freight & Logistics — 3.4%
50,400	FedEx Corp.	4,622,688

	Auto Components — 6.4%
44,700	Autoliv, Inc.	3,012,333
88,500	Delphi Automotive PLC(b)	3,385,125
41,300	TRW Automotive Holdings Corp.(b)	2,214,093

		8,611,551

	Automobiles — 2.2%
31,900	Toyota Motor Corp., Sponsored ADR	2,974,675

	Capital Markets — 6.3%
34,300	Franklin Resources, Inc.	4,311,510
32,400	Goldman Sachs Group, Inc. (The)	4,132,944

		8,444,454

	Commercial Banks — 5.1%
198,700	Wells Fargo & Co.	6,791,566

	Consumer Finance — 1.6%
37,300	Capital One Financial Corp.	2,160,789

	Diversified Financial Services — 6.4%
58,900	CME Group, Inc., Class A	2,986,819
127,300	JPMorgan Chase & Co.	5,597,381

		8,584,200

	Electrical Equipment — 1.8%
28,600	Rockwell Automation, Inc.	2,402,114

	Energy Equipment & Services — 1.9%
38,100	National Oilwell Varco, Inc.	2,604,135

	Health Care Equipment & Supplies — 0.5%
16,200	Medtronic, Inc.	664,524

	Hotels, Restaurants & Leisure — 9.1%
128,300	Carnival Corp.	4,717,591
109,200	Marriott International, Inc., Class A	4,069,884
17,500	McDonald’s Corp.	1,543,675
33,800	Starwood Hotels & Resorts Worldwide, Inc.	1,938,768

		12,269,918

	Insurance — 2.5%
93,500	American International Group, Inc.(b)	3,300,550

	IT Services — 7.2%
11,900	MasterCard, Inc., Class A	5,846,232
24,700	Visa, Inc., Class A	3,744,026

		9,590,258

See accompanying notes to financial statements.

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Portfolio of Investments – as of December 31, 2012

Harris Associates Large Cap Value Fund – (continued)

Shares	Description	Value (†)
	Machinery — 8.3%
21,200	Caterpillar, Inc.	$1,899,096
29,000	Cummins, Inc.	3,142,150
72,500	Illinois Tool Works, Inc.	4,408,725
19,400	Parker Hannifin Corp.	1,650,164

		11,100,135

	Media — 4.7%
102,200	Comcast Corp., Special Class A	3,674,090
39,900	Omnicom Group, Inc.	1,993,404
12,900	Walt Disney Co. (The)	642,291

		6,309,785

	Oil, Gas & Consumable Fuels — 4.6%
39,800	Apache Corp.	3,124,300
35,000	ExxonMobil Corp.	3,029,250

		6,153,550

	Semiconductors & Semiconductor Equipment — 12.3%
349,300	Applied Materials, Inc.	3,995,992
317,100	Intel Corp.	6,541,773
62,600	Lam Research Corp.(b)	2,261,738
121,300	Texas Instruments, Inc.	3,753,022

		16,552,525

	Software — 3.5%
140,000	Oracle Corp.	4,664,800

	Specialty Retail — 4.1%
18,500	Advance Auto Parts, Inc.	1,338,475
49,900	CarMax, Inc.(b)	1,873,246
41,000	Tiffany & Co.	2,350,940

		5,562,661

	Textiles, Apparel & Luxury Goods — 1.0%
25,400	NIKE, Inc., Class B	1,310,640

	Total Common Stocks (Identified Cost $107,705,530)	129,038,862

Principal Amount
Short-Term Investments – 4.2%
$5,635,187	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2012 at 0.010% to be repurchased at $5,635,190 on 01/02/2013 collateralized by $5,595,000 Federal Home Loan Mortgage Corp., 3.000% due 8/06/2020 valued at $5,748,863 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $5,635,187)	5,635,187

	Total Investments — 100.4% (Identified Cost $113,340,717)(a)	134,674,049
	Other assets less liabilities — (0.4)%	(543,634)

	Net Assets — 100.0%	$134,130,415

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of December 31, 2012

Harris Associates Large Cap Value Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:

	At December 31, 2012, the net unrealized appreciation on investments based on a cost of $114,434,157 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$22,743,824
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,503,932)

	Net unrealized appreciation	$20,239,892

(b)	Non-income producing security.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2012 (Unaudited)

Semiconductors & Semiconductor Equipment	12.3%
Hotels, Restaurants & Leisure	9.1
Machinery	8.3
IT Services	7.2
Auto Components	6.4
Diversified Financial Services	6.4
Capital Markets	6.3
Commercial Banks	5.1
Media	4.7
Oil, Gas & Consumable Fuels	4.6
Specialty Retail	4.1
Software	3.5
Air Freight & Logistics	3.4
Aerospace & Defense	3.3
Insurance	2.5
Automobiles	2.2
Other Investments, less than 2% each	6.8
Short-Term Investments	4.2

Total Investments	100.4
Other assets less liabilities	(0.4)

Net Assets	100.0%

See accompanying notes to financial statements.

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Portfolio of Investments – as of December 31, 2012

McDonnell Intermediate Municipal Bond Fund

Principal Amount	Description	Value (†)

Bonds and Notes — 97.5% of Net Assets
Municipals — 97.5%
	Alaska — 3.3%
$400,000	Anchorage, GO, Schools, Refunding, Series B, (NATL-RE insured, FGIC insured), 5.000%, 9/01/2018	$483,880

	Arizona — 5.8%
300,000	Phoenix Civic Improvement, Corporate Excise Tax Revenue, Series A, 5.000%, 7/01/2024	365,004
400,000	Pima County Sewer System Revenue, Series A, 5.000%, 7/01/2022	492,388

		857,392

	California — 5.9%
400,000	Bay Area Toll Authority, Toll Bridge Revenue, San Francisco Bay Area, 4.000%, 4/01/2030	435,092
400,000	California State, GO, Various Purpose, Refunding, 4.000%, 9/01/2027	433,312

		868,404

	Colorado — 9.4%
400,000	Colorado State Health Facilities Authority Revenue, Craig Hospital Project, 5.000%, 12/01/2028	457,424
400,000	Denver City and County, Airport System Revenue, Series B, 5.000%, 11/15/2029	470,472
400,000	Douglas County School District #Re-1, GO, Refunding, (State Aid Withholding), 4.000%, 12/15/2020	468,440

		1,396,336

	Connecticut — 5.9%
375,000	State of Connecticut Special Tax Revenue, Second Lien, Transportation Infrastructure, Refunding, Series 1, 5.000%, 2/01/2016	421,646
400,000	State of Connecticut, GO, Series G, 4.000%, 10/15/2026	451,764

		873,410

	Florida — 8.3%
250,000	Florida State Board of Education, GO, Capital Outlay 2011, Refunding, Series B, 5.000%, 6/01/2015	276,388
400,000	Florida State Board of Governors, University System Improvement Revenue, Refunding, Series A, 5.000%, 7/01/2018	480,784
400,000	Orlando & Orange County Expressway Authority Revenue, Refunding, 5.000%, 7/01/2023	478,800

		1,235,972

	Hawaii — 3.1%
400,000	Honolulu City and County, GO, Series B, 5.000%, 8/01/2016	459,396

	Illinois — 6.1%
370,000	Illinois Finance Authority Revenue, Children’s Memorial Hospital, Series B, 5.500%, 8/15/2028	428,001
100,000	Illinois Finance Authority Revenue, Loyola University Chicago, Series B, 5.000%, 7/01/2021	121,407
320,000	Illinois State Toll Highway Authority Revenue, Senior Priority, Series A, (AGM insured), 5.000%, 1/01/2017	353,341

		902,749

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of December 31, 2012

McDonnell Intermediate Municipal Bond Fund – (continued)

Principal Amount	Description	Value (†)

	Kentucky — 2.3%
$275,000	Louisville & Jefferson County, Metropolitan Government Revenue, Jewish Hospital St. Mary’s Healthcare, Prerefunded 2/01/2018@100, 6.125%, 2/01/2037	$347,215

	Massachusetts — 3.0%
400,000	Massachusetts School Building Authority Sales Tax Revenue, Prerefunded 8/15/2015@100, Series A, (AGM insured), 5.000%, 8/15/2017	447,684

	New York — 5.7%
350,000	New York State Dormitory Authority Revenue, Cornell University, Series B, 5.000%, 7/01/2021	432,866
350,000	New York State Dormitory Authority Revenue, Mental Health Services Facility Improvements, (State Appropriation), 5.000%, 2/15/2017	405,209

		838,075

	North Carolina — 6.2%
400,000	North Carolina Eastern Municipal Power Agency Revenue, Refunding, Series A, 5.250%, 1/01/2020	470,404
375,000	Raleigh Durham Airport Authority Revenue, Refunding, Series A, 5.000%, 5/01/2024	446,224

		916,628

	Ohio — 5.3%
400,000	American Municipal Power Revenue, Hydroelectric Projects, Refunding, Series CA, (AGM insured), 5.000%, 2/15/2021	475,112
270,000	State of Ohio Hospital Facilities Revenue, Cleveland Clinic Health System, Refunding, Series A, 5.000%, 1/01/2018	316,421

		791,533

	Pennsylvania — 8.2%
335,000	Delaware County Authority Revenue, Villanova University, 5.000%, 8/01/2019	401,648
285,000	Delaware River Joint Toll Bridge Commission Revenue, Refunding, Series A, 4.000%, 7/01/2027	306,438
450,000	Philadelphia Airport Revenue, Refunding, Series D, AMT, 5.000%, 6/15/2016	502,555

		1,210,641

	Texas — 12.3%
400,000	Frisco Independent School District, GO, School Building, Refunding, Series B, (PSF-GTD), 5.000%, 8/15/2020	502,992
400,000	Garland, GO, Refunding, (AGM insured), 5.000%, 2/15/2016	452,752
400,000	Pasadena Independent School District, GO, Refunding, Series D, (PSF-GTD), 4.000%, 2/15/2019	465,572
400,000	San Antonio, GO, General Improvements, Refunding, 4.000%, 2/01/2013	401,156

		1,822,472

	Utah — 2.0%
250,000	Utah State Transit Authority Sales Tax Revenue, Refunding, 5.000%, 6/15/2024	301,598

	Washington — 4.7%
360,000	Energy Northwest Electric Revenue, Columbia Generating Station, Series D, 5.000%, 7/01/2029	433,940
250,000	Spokane County, GO, Limited Tax, Refunding, 4.000%, 12/01/2014	267,190

		701,130

	Total Bonds and Notes (Identified Cost $14,611,999)	14,454,515

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of December 31, 2012

McDonnell Intermediate Municipal Bond Fund – (continued)

Principal Amount	Description	Value (†)

Short-Term Investments — 1.6%
$246,525	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2012 at 0.010% to be repurchased at $246,525 on 1/02/2013 collateralized by $245,000 Federal Home Loan Mortgage Corp., 3.000% due 8/06/2020 valued at $251,738 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $246,525)	$246,525

	Total Investments — 99.1% (Identified Cost $14,858,524)(a)	14,701,040
	Other assets less liabilities — 0.9%	128,053

	Net Assets — 100.0%	$14,829,093

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2012, the net unrealized depreciation on investments based on a cost of $14,858,524 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$15,019
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(172,503)

	Net unrealized depreciation	$(157,484)

AGM	Assured Guaranty Municipal Corporation
AMT	Alternative Minimum Tax
FGIC	Financial Guaranty Insurance Company
GO	General Obligation
NATL-RE	National Public Finance Guarantee Corporation
PSF-GTD	Permanent School Fund Guarantee Program

Holdings Summary at December 31, 2012 (Unaudited)

General Obligation	21.8%
Medical	13.2
Transportation	12.7
School District	9.7
Higher Education	9.7
Airport	9.5
Power	9.3
General	5.3
Water	3.3
Education	3.0
Short-Term Investments	1.6

Total Investments	99.1
Other assets less liabilities	0.9

Net Assets	100.0%

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of December 31, 2012

Vaughan Nelson Small Cap Value Fund

Shares	Description	Value (†)

Common Stocks — 96.3% of Net Assets
	Air Freight & Logistics — 1.7%
120,325	Atlas Air Worldwide Holdings, Inc.(b)	$5,331,601

	Building Products – 2.6%
51,437	A.O. Smith Corp.	3,244,132
97,600	Lennox International, Inc.	5,125,952

		8,370,084

	Capital Markets — 1.6%
186,775	LPL Financial Holdings, Inc.	5,259,584

	Chemicals — 1.1%
146,150	Kraton Performance Polymers, Inc.(b)	3,511,985

	Commercial Banks — 9.1%
445,325	Associated Banc-Corp	5,842,664
462,455	FirstMerit Corp.	6,562,236
121,325	Fulton Financial Corp.	1,165,933
143,825	Hancock Holding Co.	4,565,006
138,175	Prosperity Bancshares, Inc.	5,803,350
274,025	Webster Financial Corp.	5,631,214

		29,570,403

	Commercial Services & Supplies — 5.7%
204,125	Corrections Corp. of America	7,240,314
321,075	KAR Auction Services, Inc.	6,498,558
159,200	McGrath Rentcorp	4,619,984

		18,358,856

	Construction & Engineering — 1.8%
236,850	MasTec, Inc.(b)	5,904,671

	Consumer Finance — 2.0%
131,575	First Cash Financial Services, Inc.(b)	6,528,751

	Containers & Packaging — 4.2%
158,225	Packaging Corp. of America	6,086,916
180,275	Silgan Holdings, Inc.	7,497,637

		13,584,553

	Electrical Equipment — 0.4%
131,425	GrafTech International Ltd.(b)	1,234,081

	Electronic Equipment, Instruments & Components — 1.8%
73,725	Littelfuse, Inc.	4,549,570
42,725	ScanSource, Inc.(b)	1,357,373

		5,906,943

	Energy Equipment & Services — 2.8%
84,230	Oil States International, Inc.(b)	6,025,814
358,125	Precision Drilling Corp.	2,965,275

		8,991,089

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of December 31, 2012

Vaughan Nelson Small Cap Value Fund – (continued)

Shares	Description	Value (†)

	Food Products — 1.6%
155,625	Post Holdings, Inc.(b)	$5,330,156

	Gas Utilities — 2.1%
190,425	Atmos Energy Corp.	6,687,726

	Health Care Equipment & Supplies — 4.3%
82,050	Sirona Dental Systems, Inc.(b)	5,288,943
102,700	Teleflex, Inc.	7,323,537
23,600	West Pharmaceutical Services, Inc.	1,292,100

		13,904,580

	Health Care Providers & Services — 1.3%
160,275	Health Management Associates, Inc., Class A(b)	1,493,763
71,800	LifePoint Hospitals, Inc.(b)	2,710,450

		4,204,213

	Hotels, Restaurants & Leisure — 2.0%
146,250	Choice Hotels International, Inc.	4,916,925
58,225	Jack in the Box, Inc.(b)	1,665,235

		6,582,160

	Household Durables — 2.6%
116,375	Harman International Industries, Inc.	5,194,980
92,250	Ryland Group, Inc. (The)	3,367,125

		8,562,105

	Household Products — 1.1%
76,775	WD-40 Co.	3,616,870

	Insurance — 6.2%
196,550	American Equity Investment Life Holding Co.	2,399,875
36,950	Aspen Insurance Holdings Ltd.	1,185,356
609,200	CNO Financial Group, Inc.	5,683,836
174,262	HCC Insurance Holdings, Inc.	6,484,289
242,575	Tower Group, Inc.	4,310,558

		20,063,914

	IT Services — 1.6%
231,400	Broadridge Financial Solutions, Inc.	5,294,432

	Machinery — 3.8%
225,675	Actuant Corp., Class A	6,298,589
44,075	Valmont Industries, Inc.	6,018,441

		12,317,030

	Metals & Mining — 2.8%
262,050	Globe Specialty Metals, Inc.	3,603,187
87,500	Reliance Steel & Aluminum Co.	5,433,750

		9,036,937

	Oil, Gas & Consumable Fuels — 2.3%
230,639	Oasis Petroleum, Inc.(b)	7,334,320

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of December 31, 2012

Vaughan Nelson Small Cap Value Fund – (continued)

Shares	Description	Value (†)

	Professional Services — 2.4%
81,075	ICF International, Inc.(b)	$1,900,398
105,175	Towers Watson & Co., Class A	5,911,887

		7,812,285

	REITs — Apartments — 0.9%
178,975	Associated Estates Realty Corp.	2,885,077

	REITs — Hotels — 1.6%
444,600	Hersha Hospitality Trust	2,223,000
113,075	LaSalle Hotel Properties	2,870,974

		5,093,974

	REITs — Office Property — 2.0%
188,400	Highwoods Properties, Inc.	6,301,980

	REITs — Shopping Centers — 0.9%
230,925	Excel Trust, Inc.	2,925,820

	Semiconductors & Semiconductor Equipment — 6.3%
52,525	Hittite Microwave Corp.(b)	3,261,803
277,200	Microsemi Corp.(b)	5,832,288
141,825	MKS Instruments, Inc.	3,656,248
155,175	Semtech Corp.(b)	4,492,316
147,275	Skyworks Solutions, Inc.(b)	2,989,683

		20,232,338

	Software — 4.7%
26,450	ACI Worldwide, Inc.(b)	1,155,601
79,875	Manhattan Associates, Inc.(b)	4,819,657
180,675	SS&C Technologies Holdings, Inc.(b)	4,177,206
171,450	Verint Systems, Inc.(b)	5,033,772

		15,186,236

	Specialty Retail — 5.4%
204,122	Aaron’s, Inc.	5,772,570
57,000	DSW, Inc., Class A	3,744,330
87,800	Group 1 Automotive, Inc.	5,442,722
70,725	Lithia Motors, Inc., Class A	2,646,530

		17,606,152

	Textiles, Apparel & Luxury Goods — 1.0%
76,800	Wolverine World Wide, Inc.	3,147,264

	Trading Companies & Distributors — 4.6%
170,075	United Rentals, Inc.(b)	7,741,814
106,175	WESCO International, Inc.(b)	7,159,380

		14,901,194

	Total Common Stocks (Identified Cost $274,414,191)	311,579,364

Closed End Investment Companies — 2.8%
519,325	Ares Capital Corp. (Identified Cost $8,335,987)	9,088,187

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of December 31, 2012

Vaughan Nelson Small Cap Value Fund – (continued)

Principal Amount	Description	Value (†)

Short-Term Investments — 2.1%
$6,691,640	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2012 at 0.010% to be repurchased at $6,691,644 on 1/02/2013 collateralized by $6,820,000 U.S. Treasury Note, 0.625% due 5/31/2017 valued at $6,828,525 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $6,691,640)	$6,691,640

	Total Investments — 101.2% (Identified Cost $289,441,818)(a)	327,359,191
	Other assets less liabilities — (1.2)%	(3,903,621)

	Net Assets — 100.0%	$323,455,570

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2012, the net unrealized appreciation on investments based on a cost of $291,643,727 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$40,210,851
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(4,495,387)

	Net unrealized appreciation	$35,715,464

(b)	Non-income producing security.

REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of December 31, 2012

Vaughan Nelson Small Cap Value Fund – (continued)

Industry Summary at December 31, 2012 (Unaudited)

Commercial Banks	9.1%
Semiconductors & Semiconductor Equipment	6.3
Insurance	6.2
Commercial Services & Supplies	5.7
Specialty Retail	5.4
Software	4.7
Trading Companies & Distributors	4.6
Health Care Equipment & Supplies	4.3
Containers & Packaging	4.2
Machinery	3.8
Metals & Mining	2.8
Closed End Investment Companies	2.8
Energy Equipment & Services	2.8
Household Durables	2.6
Building Products	2.6
Professional Services	2.4
Oil, Gas & Consumable Fuels	2.3
Gas Utilities	2.1
Hotels, Restaurants & Leisure	2.0
Consumer Finance	2.0
REITs - Office Property	2.0
Other Investments, less than 2% each	18.4
Short-Term Investments	2.1

Total Investments	101.2
Other assets less liabilities	(1.2)

Net Assets	100.0%

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of December 31, 2012

Vaughan Nelson Value Opportunity Fund

Shares	Description	Value (†)
Common Stocks — 94.3% of Net Assets
	Aerospace & Defense — 0.7%
27,625	B/E Aerospace, Inc.(b)	$1,364,675

	Auto Components — 2.4%
74,800	Delphi Automotive PLC(b)	2,861,100
49,750	Tenneco, Inc.(b)	1,746,722

		4,607,822

	Biotechnology — 1.1%
200,450	Elan Corp. PLC, Sponsored ADR(b)	2,046,595
4,889	Prothena Corp. PLC(b)	35,836

		2,082,431

	Capital Markets — 1.2%
102,075	SEI Investments Co.	2,382,431

	Chemicals — 3.6%
28,750	Airgas, Inc.	2,624,587
37,950	Celanese Corp., Series A	1,689,914
47,150	FMC Corp.	2,759,218

		7,073,719

	Commercial Banks — 7.9%
71,475	CIT Group, Inc.(b)	2,761,794
235,075	Fifth Third Bancorp	3,570,789
374,725	First Niagara Financial Group, Inc.	2,971,569
574,425	Huntington Bancshares, Inc.	3,670,576
336,025	Regions Financial Corp.	2,392,498

		15,367,226

	Computers & Peripherals — 2.1%
162,500	NCR Corp.(b)	4,140,500

	Construction & Engineering — 1.4%
101,275	Quanta Services, Inc.(b)	2,763,795

	Consumer Finance — 1.5%
148,125	Ezcorp, Inc., Class A(b)	2,941,763

	Containers & Packaging — 3.6%
118,650	Crown Holdings, Inc.(b)	4,367,506
70,750	Packaging Corp. of America	2,721,753

		7,089,259

	Distributors — 0.8%
70,750	LKQ Corp.(b)	1,492,825

	Energy Equipment & Services — 3.3%
63,000	Helmerich & Payne, Inc.	3,528,630
138,175	Superior Energy Services, Inc.(b)	2,862,986

		6,391,616

	Food Products — 1.9%
56,375	Ingredion, Inc.	3,632,241

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of December 31, 2012

Vaughan Nelson Value Opportunity Fund – (continued)

Shares	Description	Value (†)
	Health Care Equipment & Supplies — 0.5%
16,950	Sirona Dental Systems, Inc.(b)	$1,092,597

	Health Care Providers & Services — 1.9%
120,475	HCA Holdings, Inc.	3,634,731

	Health Care Technology — 1.0%
202,275	Allscripts Healthcare Solutions, Inc.(b)	1,905,431

	Hotels, Restaurants & Leisure — 0.9%
39,425	Darden Restaurants, Inc.	1,776,885

	Household Durables — 2.7%
58,050	Jarden Corp.(b)	3,001,185
59,700	Lennar Corp., Class A	2,308,599

		5,309,784

	Household Products — 1.4%
61,525	Spectrum Brands Holdings, Inc. (b)	2,764,318

	Insurance — 9.4%
83,275	Endurance Specialty Holdings Ltd.	3,305,185
177,600	Hartford Financial Services Group, Inc. (The)	3,985,344
72,575	Reinsurance Group of America, Inc., Class A	3,884,214
94,325	Validus Holdings Ltd.	3,261,758
156,600	XL Group PLC	3,924,396

		18,360,897

	IT Services — 5.9%
129,700	Broadridge Financial Solutions, Inc.	2,967,536
39,425	Fiserv, Inc.(b)	3,115,758
65,575	Global Payments, Inc.	2,970,547
37,950	MAXIMUS, Inc.	2,399,199

		11,453,040

	Machinery — 6.5%
68,175	AGCO Corp.(b)	3,348,756
14,375	Flowserve Corp.	2,110,250
91,750	Navistar International Corp.(b)	1,997,397
53,800	Pentair Ltd. (Registered)	2,644,270
33,525	Snap-on, Inc.	2,648,140

		12,748,813

	Media — 2.5%
50,475	CBS Corp., Class B	1,920,574
46,425	Discovery Communications, Inc., Class A(b)	2,947,059

		4,867,633

	Metals & Mining — 3.1%
52,250	Carpenter Technology Corp.	2,697,667
54,900	Reliance Steel & Aluminum Co.	3,409,290

		6,106,957

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of December 31, 2012

Vaughan Nelson Value Opportunity Fund – (continued)

Shares	Description	Value (†)
	Oil, Gas & Consumable Fuels — 4.5%
169,500	Denbury Resources, Inc.(b)	$2,745,900
30,225	Noble Energy, Inc.	3,075,091
27,625	Pioneer Natural Resources Co.	2,944,549

		8,765,540

	Pharmaceuticals — 2.8%
51,611	Valeant Pharmaceuticals International, Inc.(b)	3,084,789
197,125	Warner Chilcott PLC, Class A	2,373,385

		5,458,174

	Professional Services — 1.9%
65,225	Towers Watson & Co., Class A	3,666,297

	Semiconductors & Semiconductor Equipment — 2.1%
74,800	Avago Technologies Ltd.	2,368,168
86,325	Skyworks Solutions, Inc.(b)	1,752,398

		4,120,566

	Software — 7.5%
53,800	BMC Software, Inc.(b)	2,133,708
37,950	Check Point Software Technologies Ltd.(b)	1,807,938
22,850	Intuit, Inc.	1,359,575
135,600	Nuance Communications, Inc.(b)	3,026,592
193,075	Rovi Corp.(b)	2,979,147
61,525	Solera Holdings, Inc.	3,289,742

		14,596,702

	Specialty Retail — 3.1%
67,850	Rent-A-Center, Inc.	2,331,326
68,900	Signet Jewelers Ltd.	3,679,260

		6,010,586

	Tobacco — 1.2%
21,000	Lorillard, Inc.	2,450,070

	Trading Companies & Distributors — 3.9%
84,375	United Rentals, Inc.(b)	3,840,750
54,900	WESCO International, Inc.(b)	3,701,907

		7,542,657

	Total Common Stocks (Identified Cost $170,821,025)	183,961,981

Closed End Investment Companies — 1.5%
169,500	Ares Capital Corp. (Identified Cost $2,580,405)	2,966,250

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of December 31, 2012

Vaughan Nelson Value Opportunity Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 4.0%
$7,795,742	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2012 at 0.010% to be repurchased at $7,795,746 on 01/02/2013 collateralized by $7,905,000 Federal Home Loan Mortgage Corp., 1.650% due 11/15/2019 valued at $7,954,406 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $7,795,742)	$7,795,742

	Total Investments — 99.8% (Identified Cost $181,197,172)(a)	194,723,973
	Other assets less liabilities — 0.2%	335,885

	Net Assets — 100.0%	$195,059,858

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2012, the net unrealized appreciation on investments based on a cost of $182,261,485 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$21,741,811
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(9,279,323)

	Net unrealized appreciation	$12,462,488

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of December 31, 2012

Vaughan Nelson Value Opportunity Fund – (continued)

Industry Summary at December 31, 2012 (Unaudited)

Insurance	9.4%
Commercial Banks	7.9
Software	7.5
Machinery	6.5
IT Services	5.9
Oil, Gas & Consumable Fuels	4.5
Trading Companies & Distributors	3.9
Containers & Packaging	3.6
Chemicals	3.6
Energy Equipment & Services	3.3
Metals & Mining	3.1
Specialty Retail	3.1
Pharmaceuticals	2.8
Household Durables	2.7
Media	2.5
Auto Components	2.4
Computers & Peripherals	2.1
Semiconductors & Semiconductor Equipment	2.1
Other Investments, less than 2% each	18.9
Short-Term Investments	4.0

Total Investments	99.8
Other assets less liabilities	0.2

Net Assets	100.0%

See accompanying notes to financial statements.

43  |

Statements of Assets & Liabilities

December 31, 2012

	CGM Advisor Targeted Equity Fund	Harris Associates Large Cap Value Fund	McDonnell Intermediate Municipal Bond Fund	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund
ASSETS
Investments at cost	$474,323,198	$113,340,717	$14,858,524	$289,441,818	$181,197,172
Net unrealized appreciation (depreciation)	45,481,222	21,333,332	(157,484)	37,917,373	13,526,801

Investments at value	519,804,420	134,674,049	14,701,040	327,359,191	194,723,973
Cash	3,415	—	—	—	—
Receivable for Fund shares sold	116,050	125,199	—	130,916	1,168,950
Receivable for securities sold	37,142,747	—	—	—	—
Dividends and interest receivable	565,602	30,630	168,255	178,170	138,243

TOTAL ASSETS	557,632,234	134,829,878	14,869,295	327,668,277	196,031,166

LIABILITIES
Payable for securities purchased	27,336,187	—	—	252,210	540,327
Payable for Fund shares redeemed	2,161,468	110,323	—	3,399,073	184,074
Management fees payable (Note 5)	317,135	66,218	4,309	249,042	129,063
Deferred Trustees’ fees (Note 5)	766,001	405,389	22	175,895	40,624
Administrative fees payable (Note 5)	19,713	5,040	563	12,333	7,191
Payable to distributor (Note 5d)	3,350	568	—	3,751	2,123
Other accounts payable and accrued expenses	185,103	111,925	35,308	120,403	67,906

TOTAL LIABILITIES	30,788,957	699,463	40,202	4,212,707	971,308

NET ASSETS	$526,843,277	$134,130,415	$14,829,093	$323,455,570	$195,059,858

NET ASSETS CONSIST OF:
Paid-in capital	$486,248,553	$120,383,014	$14,986,577	$280,208,600	$180,820,156
Distributions in excess of net investment income	(765,786)	(405,387)	—	(129,472)	(40,624)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(4,120,712)	(7,180,544)	—	5,459,069	753,525
Net unrealized appreciation (depreciation) on investments	45,481,222	21,333,332	(157,484)	37,917,373	13,526,801

NET ASSETS	$526,843,277	$134,130,415	$14,829,093	$323,455,570	$195,059,858

See accompanying notes to financial statements.

|  44

Statements of Assets & Liabilities (continued)

December 31, 2012

	CGM Advisor Targeted Equity Fund	Harris Associates Large Cap Value Fund	McDonnell Intermediate Municipal Bond Fund	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$438,288,125	$113,869,637	$989	$160,399,673	$28,381,103

Shares of beneficial interest	42,848,608	7,078,667	100	8,457,123	1,831,975

Net asset value and redemption price per share	$10.23	$16.09	$9.89	$18.97	$15.49

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$10.85	$17.07	$10.25	$20.13	$16.44

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$3,446,541	$2,144,902	$—	$3,105,814	$—

Shares of beneficial interest	376,767	144,661	—	198,507	—

Net asset value and offering price per share	$9.15	$14.83	$—	$15.65	$—

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$35,224,828	$6,015,973	$989	$26,980,392	$3,090,024

Shares of beneficial interest	3,874,273	407,857	100	1,725,570	203,171

Net asset value and offering price per share	$9.09	$14.75	$9.89	$15.64	$15.21

Class Y shares:
Net assets	$49,883,783	$12,099,903	$14,827,115	$132,969,691	$163,588,731

Shares of beneficial interest	4,756,287	727,495	1,500,000	6,910,063	10,506,751

Net asset value, offering and redemption price per share	$10.49	$16.63	$9.88	$19.24	$15.57

See accompanying notes to financial statements.

45  |

Statements of Operations

For the Year Ended December 31, 2012

	CGM Advisor Targeted Equity Fund		Harris Associates Large Cap Value Fund	McDonnell Intermediate Municipal Bond Fund(a)
INVESTMENT INCOME
Dividends	$11,491,514	(b)	$2,791,919	$—
Interest	2,247		228	27,371
Less net foreign taxes withheld	(67,540)		(4,152)	—

	11,426,221		2,787,995	27,371

Expenses
Management fees (Note 5)	4,150,039		944,008	7,349
Service and distribution fees (Note 5)	1,669,848		375,619	—
Administrative fees (Note 5)	263,663		60,785	819
Trustees’ fees and expenses (Note 5)	121,948		68,115	58
Transfer agent fees and expenses (Note 5)	643,287		224,871	5
Audit and tax services fees	45,341		41,215	32,500
Custodian fees and expenses	37,095		21,783	2,322
Legal fees	9,481		2,155	21
Registration fees	64,892		59,741	—
Shareholder reporting expenses	85,030		28,174	200
Miscellaneous expenses	20,390		10,207	263

Total expenses	7,111,014		1,836,673	43,537
Less waiver and/or expense reimbursement (Note 5)	—		(45,044)	(743)

Net expenses	7,111,014		1,791,629	42,794

Net investment income (loss)	4,315,207		996,366	(15,423)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investments	47,297,560		3,988,484	—
Foreign currency transactions	655		—	—
Net change in unrealized appreciation (depreciation) on:
Investments	31,061,066		15,718,145	(157,484)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	78,359,281		19,706,629	(157,484)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$82,674,488		$20,702,995	$(172,907)

(a)	From commencement of operations on November 16, 2012 through December 31, 2012.
(b)	Includes non-recurring dividends of $3,280,000.

See accompanying notes to financial statements.

|  46

Statements of Operations (continued)

For the Year Ended December 31, 2012

	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund
INVESTMENT INCOME
Dividends	$7,818,399 (c)	$4,055,175	(c)
Interest	442	194
Less net foreign taxes withheld	(2,779)	—

	7,816,062	4,055,369

Expenses
Management fees (Note 5)	3,390,660	1,425,190
Service and distribution fees (Note 5)	847,303	94,283
Administrative fees (Note 5)	169,888	80,249
Trustees’ fees and expenses (Note 5)	43,421	22,931
Transfer agent fees and expenses (Note 5)	456,449	193,748
Audit and tax services fees	39,326	38,019
Custodian fees and expenses	33,646	23,516
Legal fees	6,282	2,796
Registration fees	83,283	56,407
Shareholder reporting expenses	60,009	33,659
Miscellaneous expenses	19,985	10,807

Total expenses	5,150,252	1,981,605

Net investment income	2,665,810	2,073,764

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	25,930,055	6,478,478
Foreign currency transactions	(168)	—
Net change in unrealized appreciation (depreciation) on:
Investments	24,173,221	14,399,847

Net realized and unrealized gain on investments and foreign currency transactions	50,103,108	20,878,325

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$52,768,918	$22,952,089

(c)	Includes non-recurring dividends of $1,701,273 and $1,415,388 for Vaughan Nelson Small Cap Value Fund and Vaughan Nelson Value Opportunity Fund, respectively.

See accompanying notes to financial statements.

47  |

Statements of Changes in Net Assets

	CGM Advisor Targeted Equity Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$4,315,207	$3,279,660
Net realized gain on investments and foreign currency transactions	47,298,215	100,088,779
Net change in unrealized appreciation (depreciation) on investments	31,061,066	(243,921,485)

Net increase (decrease) in net assets resulting from operations	82,674,488	(140,553,046)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(3,813,264)	(2,783,146)
Class B	(610)	—
Class C	(31,566)	—
Class Y	(557,124)	(488,284)
Net realized capital gains
Class A	(19,506,253)	—
Class B	(170,718)	—
Class C	(1,766,210)	—
Class Y	(2,163,006)	—

Total distributions	(28,008,751)	(3,271,430)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	(140,868,009)	(225,503,135)

Net decrease in net assets	(86,202,272)	(369,327,611)
NET ASSETS
Beginning of the year	613,045,549	982,373,160

End of the year	$526,843,277	$613,045,549

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(765,786)	$(663,505)

See accompanying notes to financial statements.

|  48

Statements of Changes in Net Assets (continued)

	Harris Associates Large Cap Value Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$996,366	$706,958
Net realized gain on investments	3,988,484	2,453,610
Net change in unrealized appreciation (depreciation) on investments	15,718,145	(5,021,499)

Net increase (decrease) in net assets resulting from operations	20,702,995	(1,860,931)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(913,298)	(683,171)
Class B	—	(1,388)
Class C	(8,756)	(2,052)
Class Y	(122,737)	(65,626)

Total distributions	(1,044,791)	(752,237)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	(10,081,022)	(14,370,952)

Net increase (decrease) in net assets	9,577,182	(16,984,120)
NET ASSETS
Beginning of the year	124,553,233	141,537,353

End of the year	$134,130,415	$124,553,233

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(405,387)	$(347,644)

See accompanying notes to financial statements.

49  |

McDonnell Intermediate Municipal Bond Fund
Period Ended December 31, 2012 (a)
FROM OPERATIONS:
Net investment loss	$(15,423)
Net change in unrealized appreciation (depreciation) on investments	(157,484)

Net decrease in net assets resulting from operations	(172,907)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	15,002,000

Net increase in net assets	14,829,093
NET ASSETS
Beginning of the period	—

End of the period	$14,829,093

UNDISTRIBUTED NET INVESTMENT INCOME	$—

(a)	From commencement of operations on November 16, 2012 through December 31, 2012.

See accompanying notes to financial statements.

|  50

Statements of Changes in Net Assets (continued)

	Vaughan Nelson Small Cap Value Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$2,665,810	$2,383,062
Net realized gain on investments and foreign currency transactions	25,929,887	70,526,494
Net change in unrealized appreciation (depreciation) on investments	24,173,221	(91,520,839)

Net increase (decrease) in net assets resulting from operations	52,768,918	(18,611,283)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(1,095,844)	(1,089,250)
Class B	—	(280)
Class C	(23,674)	—
Class Y	(1,287,864)	(986,874)
Net realized capital gains
Class A	(11,383,253)	(49,424,710)
Class B	(256,797)	(1,141,557)
Class C	(2,136,731)	(7,191,157)
Class Y	(8,612,912)	(29,760,594)

Total distributions	(24,797,075)	(89,594,422)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	(98,018,043)	(29,639,917)

Net decrease in net assets	(70,046,200)	(137,845,622)
NET ASSETS
Beginning of the year	393,501,770	531,347,392

End of the year	$323,455,570	$393,501,770

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(129,472)	$(145,563)

See accompanying notes to financial statements.

51  |

	Vaughan Nelson Value Opportunity Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$2,073,764	$141,286
Net realized gain on investments	6,478,478	4,262,752
Net change in unrealized appreciation (depreciation) on investments	14,399,847	(8,855,945)

Net increase (decrease) in net assets resulting from operations	22,952,089	(4,451,907)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(246,978)	—
Class C	(7,944)	—
Class Y	(1,789,205)	(112,793)
Net realized capital gains
Class A	(707,026)	(786,318)
Class C	(78,628)	(66,223)
Class Y	(4,019,631)	(4,052,804)

Total distributions	(6,849,412)	(5,018,138)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	46,408,042	89,212,415

Net increase in net assets	62,510,719	79,742,370
NET ASSETS
Beginning of the year	132,549,139	52,806,769

End of the year	$195,059,858	$132,549,139

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(40,624)	$(27,627)

See accompanying notes to financial statements.

|  52

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) From Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)(b)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Total distributions (b)
CGM ADVISOR TARGETED EQUITY FUND
Class A
12/31/2012	$9.36	$0.08	(g)	$1.36	$1.44	$(0.09)	$(0.48)	$(0.57)
12/31/2011	11.12	0.05		(1.76)	(1.71)	(0.05)	—	(0.05)
12/31/2010	9.54	0.05	(h)	1.58	1.63	(0.05)	—	(0.05)
12/31/2009	7.66	0.05		1.88	1.93	(0.05)	—	(0.05)
12/31/2008	13.01	0.09		(4.94)	(4.85)	(0.06)	(0.44)	(0.50)
Class B
12/31/2012	8.41	(0.00	)(g)	1.22	1.22	(0.00)	(0.48)	(0.48)
12/31/2011	10.01	(0.03)		(1.57)	(1.60)	—	—	—
12/31/2010	8.61	(0.02	)(h)	1.42	1.40	(0.00)	—	(0.00)
12/31/2009	6.92	(0.01)		1.70	1.69	—	—	—
12/31/2008	11.81	(0.00)		(4.45)	(4.45)	(0.00)	(0.44)	(0.44)
Class C
12/31/2012	8.37	(0.00	)(g)	1.20	1.20	(0.00)	(0.48)	(0.48)
12/31/2011	9.96	(0.03)		(1.56)	(1.59)	—	—	—
12/31/2010	8.57	(0.02	)(h)	1.41	1.39	(0.00)	—	(0.00)
12/31/2009	6.89	(0.01)		1.69	1.68	(0.00)	—	(0.00)
12/31/2008	11.79	0.02		(4.46)	(4.44)	(0.02)	(0.44)	(0.46)
Class Y
12/31/2012	9.59	0.11	(g)	1.39	1.50	(0.12)	(0.48)	(0.60)
12/31/2011	11.40	0.07		(1.80)	(1.73)	(0.08)	—	(0.08)
12/31/2010	9.78	0.07	(h)	1.63	1.70	(0.08)	—	(0.08)
12/31/2009	7.84	0.06		1.96	2.02	(0.08)	—	(0.08)
12/31/2008	13.32	0.13		(5.09)	(4.96)	(0.08)	(0.44)	(0.52)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

53  |

					Ratios to Average Net Assets:

Redemption fees (b)		Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)	Gross expenses (%) (f)	Net investment income (loss) (%) (f)		Portfolio turnover rate (%)

$—		$10.23	15.44 (g)	$438,288	1.18	1.18	0.78	(g)	192
—		9.36	(15.36)	503,330	1.13	1.13	0.45		236
—		11.12	17.14	753,518	1.16	1.16	0.52	(h)	146
—		9.54	25.19	693,386	1.19	1.19	0.69		170
0.00	(i)	7.66	(38.36)	796,146	1.10	1.10	0.83		211

—		9.15	14.54 (g)	3,447	1.93	1.93	(0.05	)(g)	192
—		8.41	(15.98)	5,296	1.88	1.88	(0.32)		236
—		10.01	16.26	9,934	1.91	1.91	(0.28	)(h)	146
—		8.61	24.42	12,401	1.94	1.94	(0.11)		170
0.00	(i)	6.92	(38.90)	13,971	1.85	1.85	(0.03)		211

—		9.09	14.45 (g)	35,225	1.93	1.93	(0.02	)(g)	192
—		8.37	(15.96)	47,416	1.88	1.88	(0.32)		236
—		9.96	16.22	81,291	1.91	1.91	(0.23	)(h)	146
—		8.57	24.42	75,098	1.95	1.95	(0.14)		170
0.00	(i)	6.89	(38.85)	59,544	1.85	1.85	0.17		211

—		10.49	15.69 (g)	49,884	0.93	0.93	1.02	(g)	192
—		9.59	(15.16)	57,003	0.87	0.87	0.62		236
—		11.40	17.39	137,631	0.91	0.91	0.69	(h)	146
—		9.78	25.75	265,441	0.94	0.94	0.64		170
0.00	(i)	7.84	(38.28)	44,240	0.85	0.85	1.21		211

(g)	Includes non-recurring dividends. Without these dividends, net investment income (loss) per share would have been $0.02, $(0.05), $(0.05) and $0.05 for Class A , Class B, Class C and Class Y shares, respectively, total returns would have been 14.81%, 13.83%, 13.86% and 14.96% for Class A , Class B, Class C and Class Y shares, respectively and the ratios of net investment income (loss) to average net assets would have been 0.21%, (0.56)%, (0.55)% and 0.47% for Class A , Class B, Class C and Class Y shares, respectively.
(h)	Includes a non-recurring dividend. Without this dividend, net investment income (loss) per share would have been $0.02, $(0.05), $(0.05) and $0.05 for Class A, Class B, Class C and Class Y shares, respectively, and the ratio of net investment income (loss) to average net assets would have been 0.23%, (0.53)%, (0.52)% and 0.48% for Class A, Class B, Class C and Class Y shares, respectively.
(i)	Effective June 2, 2008, redemption fees were eliminated.

See accompanying notes to financial statements.

|  54

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) From Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)(b)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Total distributions (b)
HARRIS ASSOCIATES LARGE CAP VALUE FUND
Class A
12/31/2012	$13.86	$0.12		$2.24	$2.36	$(0.13)	$—	$(0.13)
12/31/2011	14.17	0.08		(0.30)	(0.22)	(0.09)	—	(0.09)
12/31/2010	12.58	0.05		1.60	1.65	(0.06)	—	(0.06)
12/31/2009	8.77	0.05	(h)	3.81	3.86	(0.05)	—	(0.05)
12/31/2008	14.97	0.13		(6.20)	(6.07)	(0.13)	—	(0.13)
Class B
12/31/2012	12.76	(0.01)		2.08	2.07	—	—	—
12/31/2011	13.07	(0.03)		(0.28)	(0.31)	(0.00)	—	(0.00)
12/31/2010	11.65	(0.05)		1.48	1.43	(0.01)	—	(0.01)
12/31/2009	8.16	(0.02	)(h)	3.52	3.50	(0.01)	—	(0.01)
12/31/2008	13.84	0.03		(5.70)	(5.67)	(0.01)	—	(0.01)
Class C
12/31/2012	12.72	0.00		2.05	2.05	(0.02)	—	(0.02)
12/31/2011	13.02	(0.03)		(0.27)	(0.30)	(0.00)	—	(0.00)
12/31/2010	11.61	(0.05)		1.47	1.42	(0.01)	—	(0.01)
12/31/2009	8.13	(0.02	)(h)	3.51	3.49	(0.01)	—	(0.01)
12/31/2008	13.82	0.03		(5.69)	(5.66)	(0.03)	—	(0.03)
Class Y
12/31/2012	14.32	0.17		2.31	2.48	(0.17)	—	(0.17)
12/31/2011	14.65	0.12		(0.33)	(0.21)	(0.12)	—	(0.12)
12/31/2010	12.99	0.08		1.67	1.75	(0.09)	—	(0.09)
12/31/2009	9.05	0.08	(h)	3.93	4.01	(0.07)	—	(0.07)
12/31/2008	15.47	0.19		(6.42)	(6.23)	(0.19)	—	(0.19)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Includes fee/expense recovery of 0.01%.
(h)	Includes a non-recurring dividend of $0.01 per share.

See accompanying notes to financial statements.

55  |

				Ratios to Average Net Assets:

Increase from regulatory settlements (b)	Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (loss) (%) (f)	Portfolio turnover rate (%)

$—	$16.09	17.03	$113,870	1.30		1.33		0.77	25
—	13.86	(1.56)	107,978	1.30	(g)	1.30	(g)	0.57	36
—	14.17	13.08	118,938	1.30		1.39		0.36	32
0.00	12.58	44.03	113,309	1.30		1.50		0.53	131
—	8.77	(40.45)	85,761	1.28		1.28		1.04	38

—	14.83	16.22	2,145	2.05		2.08		(0.04)	25
—	12.76	(2.34)	3,341	2.05	(g)	2.05	(g)	(0.21)	36
—	13.07	12.31	5,614	2.05		2.13		(0.40)	32
0.00	11.65	42.88	7,864	2.05		2.25		(0.22)	131
—	8.16	(40.87)	8,191	2.03		2.04		0.25	38

—	14.75	16.13	6,016	2.05		2.08		0.02	25
—	12.72	(2.28)	5,667	2.05	(g)	2.05	(g)	(0.19)	36
—	13.02	12.26	7,399	2.05		2.14		(0.39)	32
0.00	11.61	42.91	7,208	2.05		2.25		(0.22)	131
—	8.13	(40.90)	6,222	2.03		2.03		0.26	38

—	16.63	17.33	12,100	1.05		1.09		1.04	25
—	14.32	(1.40)	7,567	1.05	(g)	1.05	(g)	0.80	36
—	14.65	13.47	9,586	1.05		1.14		0.61	32
0.00	12.99	44.39	7,450	1.05		1.12		0.77	131
—	9.05	(40.18)	5,842	0.84		0.84		1.47	38

See accompanying notes to financial statements.

|  56

Financial Highlights (continued)

For a share outstanding throughout each period.

		Loss from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment loss (a)	Net realized and unrealized gain	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
MCDONNELL INTERMEDIATE MUNICIPAL BOND FUND
Class A
12/31/2012(f)	$10.00	$(0.01)	$(0.10)	$(0.11)	$—	$—	$—
Class C
12/31/2012(f)	10.00	(0.01)	(0.10)	(0.11)	—	—	—
Class Y
12/31/2012(f)	10.00	(0.01)	(0.11)	(0.12)	—	—	—

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	From commencement of operations on November 16, 2012 through December 31, 2012.
(g)	Prior to December 31, 2012, there was no expense limitation agreement in place for the Fund (See Note 5 of Notes to Financial Statements).

See accompanying notes to financial statements.

57  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(e)		Gross expenses (%) (e)	Net investment loss (%) (e)	Portfolio turnover rate (%)

$9.89	(1.10)	$1	2.19	(g)	2.23	(0.71)	0

9.89	(1.10)	1	2.20	(g)	2.24	(0.73)	0

9.88	(1.20)	14,827	2.33	(g)	2.37	(0.84)	0

See accompanying notes to financial statements.

|  58

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) From Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Total distributions
VAUGHAN NELSON SMALL CAP VALUE FUND
Class A
12/31/2012	$17.74	$0.13	(g)	$2.50	$2.63	$(0.14)	$(1.26)	$(1.40)
12/31/2011	22.69	0.10		(0.83)	(0.73)	(0.09)	(4.13)	(4.22)
12/31/2010	22.31	(0.01)		5.27	5.26	—	(4.90)	(4.90)
12/31/2009	17.42	0.05	(h)	4.88	4.93	(0.04)	—	(0.04)
12/31/2008	22.11	0.03		(4.69)	(4.66)	—	(0.03)	(0.03)
Class B
12/31/2012	14.84	(0.02	)(g)	2.09	2.07	—	(1.26)	(1.26)
12/31/2011	19.73	(0.07)		(0.69)	(0.76)	(0.00)	(4.13)	(4.13)
12/31/2010	20.06	(0.17)		4.72	4.55	—	(4.90)	(4.90)
12/31/2009	15.76	(0.09	)(h)	4.39	4.30	—	—	—
12/31/2008	20.15	(0.14)		(4.22)	(4.36)	—	(0.03)	(0.03)
Class C
12/31/2012	14.85	(0.01	)(g)	2.08	2.07	(0.02)	(1.26)	(1.28)
12/31/2011	19.74	(0.06)		(0.70)	(0.76)	—	(4.13)	(4.13)
12/31/2010	20.07	(0.16)		4.71	4.55	—	(4.90)	(4.90)
12/31/2009	15.76	(0.08	)(h)	4.39	4.31	—	—	—
12/31/2008	20.16	(0.13)		(4.24)	(4.37)	—	(0.03)	(0.03)
Class Y
12/31/2012	17.99	0.18	(g)	2.53	2.71	(0.20)	(1.26)	(1.46)
12/31/2011	22.96	0.15		(0.84)	(0.69)	(0.15)	(4.13)	(4.28)
12/31/2010	22.47	0.06		5.31	5.37	—	(4.90)	(4.90)
12/31/2009	17.55	0.12	(h)	4.90	5.02	(0.10)	—	(0.10)
12/31/2008	22.20	0.12		(4.74)	(4.62)	—	(0.03)	(0.03)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

59  |

						Ratios to Average Net Assets:
Increase from regulatory settlements	Redemption fees (b)		Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (loss) (%) (f)		Portfolio turnover rate (%)

$—	$—		$18.97	14.93 (g)	$160,400	1.39		1.39		0.67	(g)	73
—	—		17.74	(3.77)	228,445	1.36		1.36		0.44		88
0.02	—		22.69	23.67	267,192	1.41		1.41		(0.03)		80
—	—		22.31	28.30	322,961	1.45		1.49		0.27		102
—	0.00	(i)	17.42	(21.11)	171,875	1.45		1.51		0.13		124

—	—		15.65	14.12 (g)	3,106	2.14		2.14		(0.14	)(g)	73
–	—		14.84	(4.51)	4,657	2.11		2.11		(0.38)		88
0.02	—		19.73	22.78	7,996	2.16		2.16		(0.78)		80
—	—		20.06	27.28	10,630	2.20		2.24		(0.56)		102
—	0.00	(i)	15.76	(21.67)	11,788	2.20		2.26		(0.78)		124

—	—		15.64	14.08 (g)	26,980	2.14		2.14		(0.07	)(g)	73
—	—		14.85	(4.51)	30,284	2.11		2.11		(0.33)		88
0.02	—		19.74	22.78	38,855	2.16		2.16		(0.76)		80
—	—		20.07	27.35	39,238	2.20		2.24		(0.48)		102
—	0.00	(i)	15.76	(21.71)	21,861	2.20		2.26		(0.68)		124

—	—		19.24	15.18 (g)	132,970	1.14		1.14		0.95	(g)	73
—	—		17.99	(3.54)	130,115	1.10		1.10		0.65		88
0.02	—		22.96	24.00	217,305	1.16		1.16		0.24		80
—	—		22.47	28.61	232,903	1.18	(j)	1.18	(j)	0.60		102
—	0.00	(i)	17.55	(20.81)	71,568	1.20		1.21		0.65		124

(g)	Includes non-recurring dividends. Without these dividends, net investment income (loss) per share would have been $0.04, $(0.09), $(0.08) and $0.10 for Class A , Class B, Class C and Class Y shares, respectively, total return would have been 14.42%, 13.64%, 13.52% and 14.73% for Class A , Class B, Class C and Class Y shares, respectively and the ratio of net investment income (loss) to average net assets would have been 0.22%, (0.56)%, (0.51)% and 0.50% for Class A , Class B, Class C and Class Y shares, respectively.
(h)	Includes a non-recurring dividend of $0.03 per share.
(i)	Effective June 2, 2008, redemption fees were eliminated.
(j)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

|  60

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) From Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Distributions from paid- in capital
VAUGHAN NELSON VALUE OPPORTUNITY FUND
Class A
12/31/2012	$13.83	$0.15	(g)	$2.05	$2.20	$(0.14)	$(0.40)	$—
12/31/2011	14.75	(0.01)		(0.39)	(0.40)	—	(0.52)	—
12/31/2010	12.46	0.08	(i)	2.36	2.44	(0.07)	(0.02)	(0.06)
12/31/2009	9.60	0.09		2.88	2.97	(0.04)	(0.07)	—
12/31/2008(j)	10.00	0.03		(0.41)	(0.38)	(0.02)	—	—
Class C
12/31/2012	13.60	0.04	(g)	2.01	2.05	(0.04)	(0.40)	—
12/31/2011	14.63	(0.12)		(0.39)	(0.51)	—	(0.52)	—
12/31/2010	12.39	(0.03	)(i)	2.36	2.33	(0.04)	(0.02)	(0.03)
12/31/2009	9.59	(0.02)		2.89	2.87	(0.00)	(0.07)	—
12/31/2008(j)	10.00	0.02		(0.41)	(0.39)	(0.02)	—	—
Class Y
12/31/2012	13.89	0.18	(g)	2.08	2.26	(0.18)	(0.40)	—
12/31/2011	14.80	0.03		(0.41)	(0.38)	(0.01)	(0.52)	—
12/31/2010	12.49	0.12	(i)	2.37	2.49	(0.09)	(0.02)	(0.07)
12/31/2009	9.60	0.10		2.90	3.00	(0.04)	(0.07)	—
12/31/2008(j)	10.00	0.03		(0.40)	(0.37)	(0.03)	—	—

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

61  |

				Ratios to Average Net Assets:

Total distributions	Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (loss) (%) (f)		Portfolio turnover rate (%)

$(0.54)	$15.49	15.93 (g)	$28,381	1.31		1.31		0.97	(g)	65
(0.52)	13.83	(2.71)	21,308	1.40	(h)	1.40	(h)	(0.07)		75
(0.15)	14.75	19.64	11,268	1.40		1.69		0.62	(i)	143
(0.11)	12.46	30.98	3,645	1.40		5.24		0.79		45
(0.02)	9.60	(3.75)	16	1.40		39.61		1.92		12

(0.44)	15.21	15.10 (g)	3,090	2.06		2.06		0.24	(g)	65
(0.52)	13.60	(3.48)	1,822	2.15	(h)	2.15	(h)	(0.83)		75
(0.09)	14.63	18.85	824	2.15		2.46		(0.23	)(i)	143
(0.07)	12.39	30.01	370	2.15		8.54		(0.14)		45
(0.02)	9.59	(3.90)	41	2.15		40.36		1.62		12

(0.58)	15.57	16.28 (g)	163,589	1.06		1.06		1.22	(g)	65
(0.53)	13.89	(2.53)	109,419	1.15	(h)	1.15	(h)	0.23		75
(0.18)	14.80	19.96	40,715	1.15		1.43		0.92	(i)	143
(0.11)	12.49	31.37	8,626	1.15		7.22		0.90		45
(0.03)	9.60	(3.74)	960	1.15		38.91		1.41		12

(g)	Includes non-recurring dividends. Without these dividends, net investment income (loss) per share would have been $0.02, $(0.08) and $0.06 for Class A, Class C and Class Y shares, respectively, total returns would have been 15.06%, 14.21% and 15.41% for Class A, Class C and Class Y shares, respectively and the ratios of net investment income (loss) to average net assets would have been 0.16%, (0.57)% and 0.42% for Class A, Class C and Class Y shares, respectively.
(h)	Includes fee/expense recovery of 0.01%.
(i)	Includes non-recurring dividends. Without this dividend, net investment income (loss) per share would have been $0.01, $(0.09) and $0.04 for Class A, Class C and Class Y shares, respectively, and the ratio of net investment income (loss) to average net assets would have been 0.07%, (0.74)% and 0.34% for Class A, Class C and Class Y shares, respectively.
(j)	From commencement of operations on October 31, 2008 through December 31, 2008.

See accompanying notes to financial statements.

|  62

Notes to Financial Statements

December 31, 2012

1.  Organization.  Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

CGM Advisor Targeted Equity Fund (the “Targeted Equity Fund”)

Vaughan Nelson Small Cap Value Fund (the “Small Cap Value Fund”)

Natixis Funds Trust II:

Harris Associates Large Cap Value Fund (the “Large Cap Value Fund”)

McDonnell Intermediate Municipal Bond Fund (the “Intermediate Municipal Bond Fund”)

Vaughan Nelson Value Opportunity Fund (the “Value Opportunity Fund”)

The Intermediate Municipal Bond Fund commenced operations on November 16, 2012 via contribution to the Fund by Natixis Global Asset Management, L.P. (“Natixis US”) and affiliates of $15,002,000. Class A, Class C and Class Y shares were first registered under the Securities Act of 1933 effective December 31, 2012 (subsequent to its commencement of operations).

Each Fund is a diversified investment company.

Each Fund offers Class A, Class C and Class Y shares. Effective October 12, 2007, Class B shares of Targeted Equity Fund, Large Cap Value Fund and Small Cap Value Fund are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Effective July 31, 2009, the Small Cap Value Fund was closed to new investors. The Fund continues to offer Class A, Class C and Class Y shares to existing investors. The Fund, in its sole discretion, may permit an investor in another Vaughan Nelson-managed fund or product that follows the same investment strategy as the Fund to transfer assets from that fund or product into the Fund.

Class A shares are sold with a maximum front-end sales charge of 5.75%, with the exception of Intermediate Municipal Bond Fund, which is sold with a maximum front-end sales charge of 3.50%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not

63  |

Notes to Financial Statements (continued)

December 31, 2012

pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

Most expenses of the Trusts can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and subadvisers and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Funds by an independent pricing service recommended by the investment adviser and subadvisers and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between

|  64

Notes to Financial Statements (continued)

December 31, 2012

securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser or subadvisers using consistently applied procedures under the general supervision of the Board of Trustees.

Certain Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based

65  |

Notes to Financial Statements (continued)

December 31, 2012

upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

d.  Federal and Foreign Income Taxes.  Each Trust treats each fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2012 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if

|  66

Notes to Financial Statements (continued)

December 31, 2012

applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

e.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency gains and losses, deferred Trustees’ fees, net operating losses, distribution redesignations, return of capital and capital gain distributions received and distributions in excess of current earnings. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales and return of capital distributions received. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the periods ended December 31, 2012 and 2011 was as follows:

	2012 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Targeted Equity Fund	$4,402,564	$23,606,187	$28,008,751
Large Cap Value Fund	1,044,791	—	1,044,791
Intermediate Municipal Bond Fund	—	—	—
Small Cap Value Fund	4,733,385	20,063,690	24,797,075
Value Opportunity Fund	4,894,888	1,954,524	6,849,412

	2011 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Targeted Equity Fund	$3,271,430	$—	$3,271,430
Large Cap Value Fund	752,237	—	752,237
Small Cap Value Fund	9,887,166	79,707,256	89,594,422
Value Opportunity Fund	2,390,222	2,627,916	5,018,138

67  |

Notes to Financial Statements (continued)

December 31, 2012

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

	Targeted Equity Fund	Large Cap Value Fund	Intermediate Municipal Bond Fund	Small Cap Value Fund	Value Opportunity Fund
Undistributed ordinary income	$215	$—	$—	$2,105,218	$484,796
Undistributed long-term capital gains	—	—	—	5,602,183	1,333,042

Total undistributed earnings	215	—	—	7,707,401	1,817,838

Capital loss carryforward:
Short-term:
Expires
December 31, 2017	—	(5,297,011)	—	—	—
December 31, 2018	—	(790,094)	—	—	—

Total capital loss carryforward	—	(6,087,105)	—	—	—
Late-year ordinary and post-October capital loss deferrals*	(3,709,332)	—	—	—	—
Unrealized appreciation (depreciation)	45,069,842	20,239,892	(157,484)	35,715,464	12,462,488

Total accumulated earnings (losses)	$41,360,725	$14,152,787	$(157,484)	$43,422,865	$14,280,326

Capital loss carryforward utilized in the current year	$15,907,430	$3,909,538	$—	$—	$—

*	Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31, may be deferred and treated as occurring on the first day of the following taxable year.

f.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of

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default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

g.  Securities Lending.  Certain Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended December 31, 2012, none of the Funds had loaned securities under this agreement.

h.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

69  |

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December 31, 2012

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2012, at value:

Targeted Equity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$512,059,420	$—	$—	$512,059,420
Short-Term Investments	—	7,745,000	—	7,745,000

Total	$512,059,420	$7,745,000	$—	$519,804,420

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2012, there were no transfers between Levels 1, 2 and 3.

Large Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$129,038,862	$—	$—	$129,038,862
Short-Term Investments	—	5,635,187	—	5,635,187

Total	$129,038,862	$5,635,187	$—	$134,674,049

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2012, there were no transfers between Levels 1, 2 and 3.

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Intermediate Municipal Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$14,454,515	$—	$14,454,515
Short-Term Investments	—	246,525	—	246,525

Total	$—	$14,701,040	$—	$14,701,040

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Since the Intermediate Municipal Bond Fund commenced operations during the year ended December 31, 2012, there were no transfers to recognize between Levels 1, 2 and 3.

Small Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$311,579,364	$—	$—	$311,579,364
Closed End Investment Companies	9,088,187	—	—	9,088,187
Short-Term Investments	—	6,691,640	—	6,691,640

Total	$320,667,551	$6,691,640	$—	$327,359,191

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2012, there were no transfers between Levels 1, 2 and 3.

Value Opportunity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$183,961,981	$—	$—	$183,961,981
Closed End Investment Companies	2,966,250	—	—	2,966,250
Short-Term Investments	—	7,795,742	—	7,795,742

Total	$186,928,231	$7,795,742	$—	$194,723,973

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2012, there were no transfers between Levels 1, 2 and 3.

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4.  Purchases and Sales of Securities.  For the period ended December 31, 2012, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were as follows:

Fund	Purchases	Sales
Targeted Equity Fund	$1,093,764,988	$1,263,391,669
Large Cap Value Fund	31,872,342	42,485,407
Intermediate Municipal Bond Fund	14,639,647	—
Small Cap Value Fund	267,537,487	375,802,273
Value Opportunity Fund	147,299,400	111,325,021

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  NGAM Advisors, L.P. (“NGAM Advisors”) serves as investment adviser to each Fund except the Targeted Equity Fund. Capital Growth Management Limited Partnership (“CGM”) is the investment adviser to the Targeted Equity Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $200 million	Next $300 million	Next $500 million	Next $1 billion	Over $2 billion
Targeted Equity Fund	0.75%	0.70%	0.65%	0.65%	0.60%
Large Cap Value Fund	0.70%	0.65%	0.60%	0.60%	0.60%
Intermediate Municipal Bond Fund	0.40%	0.40%	0.40%	0.40%	0.40%
Small Cap Value Fund	0.90%	0.90%	0.90%	0.90%	0.90%
Value Opportunity Fund	0.80%	0.80%	0.80%	0.80%	0.80%

NGAM Advisors has entered into subadvisory agreements for each Fund as listed below.

Large Cap Value Fund	Harris Associates L.P. (“Harris”)
Intermediate Municipal Bond Fund	McDonnell Investment Management, LLC (“McDonnell”)
Small Cap Value Fund	Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)
Value Opportunity Fund	Vaughan Nelson

Payments to NGAM Advisors are reduced by the amount of payments to the subadvisers.

NGAM Advisors has given binding undertakings to certain Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until April 30, 2013, except for Intermediate Municipal Bond Fund, which is until April 30, 2014

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and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the year ended December 31, 2012, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y
Large Cap Value Fund	1.30%	2.05%	2.05%	1.05%
Small Cap Value Fund	1.45%	2.20%	2.20%	1.20%
Value Opportunity Fund	1.40%	—	2.15%	1.15%

Effective December 31, 2012, the expense limits as a percentage of average daily net assets under the expense limitation agreement for Intermediate Municipal Bond Fund were as follows:

Expense limit as a Percentage of Average Daily Net Assets
Class A	Class C	Class Y
0.80%	1.55%	0.55%

Prior to December 31, 2012, there was no expense limitation agreement in place for Intermediate Municipal Bond Fund.

NGAM Advisors shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

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Notes to Financial Statements (continued)

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For the period ended December 31, 2012, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Waivers of Management Fees [1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Targeted Equity Fund	$4,150,039	$—	$4,150,039	0.71%	0.71%
Large Cap Value Fund	944,008	45,044	898,964	0.70%	0.67%
Intermediate Municipal Bond Fund	7,349	743	6,606	0.40%	0.36%
Small Cap Value Fund	3,390,660	—	3,390,660	0.90%	0.90%
Value Opportunity Fund	1,425,190	—	1,425,190	0.80%	0.80%

[1]	Management fee waivers are subject to possible recovery until December 31, 2013.

No expenses were recovered for any of the Funds during the year ended December 31, 2012.

Certain officers and directors of NGAM Advisors and its affiliates are also officers or Trustees of the Funds. NGAM Advisors, CGM, Harris, McDonnell and Vaughan Nelson are subsidiaries of Natixis US, which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class B (if applicable) and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

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Notes to Financial Statements (continued)

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Also under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B (if applicable) and Class C shares.

For the period ended December 31, 2012, the service and distribution fees for each Fund were as follows:

	Service Fees					Distribution Fees
Fund	Class A		Class B	Class C		Class B	Class C
Targeted Equity Fund	$1,203,203		$10,837	$105,824		$32,510	$317,474
Large Cap Value Fund	287,519		6,869	15,156		20,607	45,468
Intermediate Municipal Bond Fund	—	[2]	—	—	[2]	—	—	[2]
Small Cap Value Fund	517,264		9,564	72,945		28,694	218,836
Value Opportunity Fund	67,035		—	6,812		—	20,436

[2]	Amount rounds to less than $1.

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the period ended December 31, 2012, administrative fees for each Fund were as follows:

Fund	Administrative Fees
Targeted Equity Fund	$263,663
Large Cap Value Fund	60,785
Intermediate Municipal Bond Fund	819
Small Cap Value Fund	169,888
Value Opportunity Fund	80,249

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Notes to Financial Statements (continued)

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d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers.

For the year ended December 31, 2012, sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Targeted Equity Fund	$289,694
Large Cap Value Fund	44,838
Small Cap Value Fund	316,992
Value Opportunity Fund	160,100

As of December 31, 2012, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees:

Fund	Reimbursements of Sub-Transfer Agent Fees
Targeted Equity Fund	$3,350
Large Cap Value Fund	568
Small Cap Value Fund	3,751
Value Opportunity Fund	2,123

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the period ended December 31, 2012, were as follows:

Fund	Commissions
Targeted Equity Fund	$88,554
Large Cap Value Fund	29,078
Small Cap Value Fund	22,354
Value Opportunity Fund	25,436

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f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $265,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $95,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2013, the Chairperson of the Board will receive a retainer fee at the annual rate of $285,000 and each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $115,000. In addition, each committee chairman will receive an additional retainer fee at an annual rate of $17,500, and each Audit Committee member will be compensated $6,000 for each Committee meeting that he or she will attend in person and $3,000 for each meeting that he or she will attend telephonically. All other Trustee fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Affiliated Ownership.  As of December 31, 2012, Natixis US and affiliates held shares of Intermediate Municipal Bond Fund representing 100% of net assets.

Investment activities of affiliated shareholders could have material impacts on the Fund.

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Notes to Financial Statements (continued)

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6.  Line of Credit.  Each Fund, except Intermediate Municipal Bond Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. Prior to April 19, 2012, the commitment fee was 0.125% per annum.

For the period ended December 31, 2012, none of the Funds had borrowings under these agreements.

Intermediate Municipal Bond Fund was added as a participant in the line of credit subsequent to December 31, 2012.

7.  Brokerage Commission Recapture.  Certain Funds have entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the year ended December 31, 2012, amounts rebated under these agreements were as follows:

Fund	Rebates
Targeted Equity Fund	$344,614
Small Cap Value Fund	8,499
Value Opportunity Fund	32,111

8.  Concentration of Ownership.  From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2012, based on management’s evaluation of the shareholder account base, certain Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings was as follows:

Fund	Number of > 5% Non-Affiliated Shareholders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership	Total Percentage of Ownership
Large Cap Value Fund	1	6.93%	—	6.93%
Intermediate Municipal Bond Fund	—	—	100.00%	100.00%
Small Cap Value Fund	2	17.28%	—	17.28%
Value Opportunity Fund	1	16.78%	—	16.78%

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Omnibus accounts for which NGAM believes the intermediary has discretion over the underlying shareholder accounts are included in the table above. For other omnibus accounts, the Funds may not have information on the individual shareholder accounts underlying omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

9.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
Targeted Equity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,244,172	$12,681,069	3,184,509	$33,232,138
Issued in connection with the reinvestment of distributions	2,186,579	22,106,299	282,978	2,637,355
Redeemed	(14,333,293)	(145,957,912)	(17,448,381)	(176,294,304)

Net change	(10,902,542)	$(111,170,544)	(13,980,894)	$(140,424,811)

Class B
Issued from the sale of shares	11,137	$102,054	22,290	$209,108
Issued in connection with the reinvestment of distributions	17,902	161,835	—	—
Redeemed	(282,048)	(2,571,222)	(384,942)	(3,528,090)

Net change	(253,009)	$(2,307,333)	(362,652)	$(3,318,982)

Class C
Issued from the sale of shares	354,260	$3,184,715	896,423	$8,494,213
Issued in connection with the reinvestment of distributions	128,372	1,154,067	—	—
Redeemed	(2,275,351)	(20,591,593)	(3,391,034)	(30,547,401)

Net change	(1,792,719)	$(16,252,811)	(2,494,611)	$(22,053,188)

Class Y
Issued from the sale of shares	2,271,561	$24,317,133	3,063,998	$33,665,698
Issued in connection with the reinvestment of distributions	177,324	1,838,849	24,987	238,628
Redeemed	(3,636,450)	(37,293,303)	(9,218,830)	(93,610,480)

Net change	(1,187,565)	$(11,137,321)	(6,129,845)	$(59,706,154)

Increase (decrease) from capital share transactions	(14,135,835)	$(140,868,009)	(22,968,002)	$(225,503,135)

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9.  Capital Shares (continued).

	Year Ended December 31, 2012		Year Ended December 31, 2011
Large Cap Value Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	571,312	$8,808,474	362,434	$5,194,882
Issued in connection with the reinvestment of distributions	48,834	781,803	42,241	582,465
Redeemed	(1,333,266)	(20,652,590)	(1,006,523)	(14,401,573)

Net change	(713,120)	$(11,062,313)	(601,848)	$(8,624,226)

Class B
Issued from the sale of shares	5,514	$79,569	4,821	$64,740
Issued in connection with the reinvestment of distributions	—	—	95	1,299
Redeemed	(122,644)	(1,722,972)	(172,664)	(2,279,597)

Net change	(117,130)	$(1,643,403)	(167,748)	$(2,213,558)

Class C
Issued from the sale of shares	44,036	$614,371	14,556	$192,169
Issued in connection with the reinvestment of distributions	374	5,481	74	1,019
Redeemed	(82,147)	(1,165,567)	(137,075)	(1,793,043)

Net change	(37,737)	$(545,715)	(122,445)	$(1,599,855)

Class Y
Issued from the sale of shares	446,523	$7,104,087	52,358	$787,377
Issued in connection with the reinvestment of distributions	6,927	114,635	4,200	59,792
Redeemed	(254,239)	(4,048,313)	(182,830)	(2,780,482)

Net change	199,211	$3,170,409	(126,272)	$(1,933,313)

Increase (decrease) from capital share transactions	(668,776)	$(10,081,022)	(1,018,313)	$14,370,952)

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9.  Capital Shares (continued).

	Period Ended December 31, 2012*
Intermediate Municipal Bond Fund	Shares	Amount
Class A
Issued from the sale of shares	100	$1,000
Issued in connection with the reinvestment of distributions	—	—
Redeemed	—	—

Net change	100	$1,000

Class C
Issued from the sale of shares	100	$1,000
Issued in connection with the reinvestment of distributions	—	—
Redeemed	—	—

Net change	100	$1,000

Class Y
Issued from the sale of shares	1,500,000	$15,000,000
Issued in connection with the reinvestment of distributions	—	—
Redeemed	—	—

Net change	1,500,000	$15,000,000

Increase (decrease) from capital share transactions	1,500,200	$15,002,000

*	From commencement of operations on November 16, 2012 through December 31, 2012.

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9.  Capital Shares (continued).

	Year Ended December 31, 2012		Year Ended December 31, 2011
Small Cap Value Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	905,472	$16,716,388	3,643,470	$82,393,516
Issued in connection with the reinvestment of distributions	438,554	8,273,160	1,590,219	30,259,390
Redeemed	(5,765,681)	(110,211,901)	(4,129,370)	(90,649,356)

Net change	(4,421,655)	$(85,222,353)	1,104,319	$22,003,550

Class B
Issued from the sale of shares	16,274	$256,874	19,113	$365,516
Issued in connection with the reinvestment of distributions	16,395	255,633	70,308	1,130,787
Redeemed	(147,930)	(2,337,894)	(180,896)	(3,487,616)

Net change	(115,261)	$(1,825,387)	(91,475)	$(1,991,313)

Class C
Issued from the sale of shares	87,893	$1,380,808	183,324	$3,193,176
Issued in connection with the reinvestment of distributions	100,469	1,566,065	325,308	5,194,638
Redeemed	(502,562)	(7,960,221)	(437,680)	(8,311,014)

Net change	(314,200)	$(5,013,348)	70,952	$76,800

Class Y
Issued from the sale of shares	1,264,819	$24,842,034	1,970,543	$45,319,180
Issued in connection with the reinvestment of distributions	390,474	7,473,169	1,227,435	23,963,566
Redeemed	(1,978,724)	(38,272,158)	(5,430,354)	(119,011,700)

Net change	(323,431)	$(5,956,955)	(2,232,376)	$(49,728,954)

Increase (decrease) from capital share transactions	(5,174,547)	$(98,018,043)	(1,148,580)	$(29,639,917)

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Notes to Financial Statements (continued)

December 31, 2012

9. Capital Shares (continued).

	Year Ended December 31, 2012		Year Ended December 31, 2011
Value Opportunity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,004,548	$15,213,332	1,293,700	$20,064,791
Issued in connection with the reinvestment of distributions	61,029	941,234	55,637	775,015
Redeemed	(774,396)	(11,761,310)	(572,243)	(8,442,798)

Net change	291,181	$4,393,256	777,094	$12,397,008

Class C
Issued from the sale of shares	126,208	$1,867,002	121,179	$1,857,011
Issued in connection with the reinvestment of distributions	5,492	83,139	4,804	65,821
Redeemed	(62,517)	(925,300)	(48,298)	(678,464)

Net change	69,183	$1,024,841	77,685	$1,244,368

Class Y
Issued from the sale of shares	5,743,517	$87,929,210	6,640,679	$97,980,918
Issued in connection with the reinvestment of distributions	280,268	4,346,477	196,859	2,756,032
Redeemed	(3,392,058)	(51,285,742)	(1,713,518)	(25,165,911)

Net change	2,631,727	$40,989,945	5,124,020	$75,571,039

Increase (decrease) from capital share transactions	2,992,091	$46,408,042	5,978,799	$89,212,415

83  |

Report of Independent Registered Public Accounting Firm

To the Trustees of Natixis Funds Trust I and Natixis Funds Trust II and Shareholders of CGM Advisor Targeted Equity Fund, Harris Associates Large Cap Value Fund, McDonnell Intermediate Municipal Bond Fund, Vaughan Nelson Small Cap Value Fund and Vaughan Nelson Value Opportunity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the CGM Advisor Targeted Equity Fund, and Vaughan Nelson Small Cap Value Fund, each a series of Natixis Funds Trust I; and the Harris Associates Large Cap Value Fund, Vaughan Nelson Value Opportunity Fund and McDonnell Intermediate Municipal Bond Fund, each a series of Natixis Funds Trust II (collectively, the “Funds”), at December 31, 2012, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, MA

February 22, 2013

|  84

2012 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2012, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Targeted Equity	100.00%
Large Cap Value	100.00%
Small Cap Value	100.00%
Value Opportunity	47.56%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2012.

Fund	Amount
Targeted Equity	$23,606,187
Small Cap Value	20,063,690
Value Opportunity	1,954,524

Qualified Dividend Income.  A percentage of dividends distributed by the Funds during the fiscal year ended December 31, 2012 are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. These percentages are noted below:

Fund	Qualifying Percentage
Targeted Equity	100.00%
Large Cap Value	100.00%
Small Cap Value	100.00%
Value Opportunity	69.31%

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at

800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Charles D. Baker (1956)	Trustee From 2005 to 2009 and since 2011 Contract Review and Governance Committee Member	Executive in Residence at General Catalyst Partners (venture capital and growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health care organization)	44 Director, Athenahealth, Inc. (software company)	Significant experience on the Board; executive experience (including president and chief executive officer of a health care organization and executive officer of a venture capital and growth equity firm)

Daniel M. Cain[3] (1945)

Interested Trustee of Natixis Funds Trust II

Independent Trustee of Natixis Funds Trust I

Since 1996 for Natixis Funds Trust I and Natixis Funds Trust II

Chairman of the Contract Review and Governance Committee

		Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	44 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on the Board and on the board of other business organizations (including at a health care organization); experience in the financial industry (including roles as chairman and former chief executive officer of an investment banking firm)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Kenneth A. Drucker (1945)	Trustee Since 2008 Chairman of the Audit Committee	Retired	44 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on the Board and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English[4] (1953)	Trustee Since 2013 Contract Review and Governance Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	44 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Significant experience on the board of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

87  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Wendell J. Knox (1948)	Trustee Since 2009 Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the board of other business organizations (including at a commercial bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a consulting company)

Martin T. Meehan[5] (1956)	Trustee Since 2012 Contract Review and Governance Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	44 None	Experience as Chancellor of the University of Massachusetts Lowell; experience on the board of other business organizations; government experience (including as a member of the U.S. House of Representatives); academic experience

|  88

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Sandra O. Moose (1942)

Chairperson of the Board of Trustees since November 2005

Trustee

Since 1982 for Natixis Funds Trust I (including its predecessors); and since 1993 for Natixis Funds Trust II

Ex officio member of the Audit Committee and Contract Review and Governance Committee

		President, Strategic Advisory Services (management consulting)	44 Director, Verizon Communications; Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on the Board and on the board of other business organizations (including at an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Erik R. Sirri (1958)	Trustee Since 2009 Audit Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	44 None	Experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee Since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	44 None	Experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

89  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School	44 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Robert J. Blanding[6] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2003	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	44 None	Significant experience on the Board; continuing service as President, Chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.

|  90

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

David L. Giunta[7] (1965)	Trustee Since 2011 President and Chief Executive Officer	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company	44 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[8] (1960)	Trustee Since 2000	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors L.P. and NGAM Distribution, L.P.	44 None	Significant experience on the Board; continuing experience as Chief Executive Officer U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two year term as the Chairperson of the Board on November 18, 2011.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

[3]	Mr. Cain is deemed an “interested person” of Natixis Funds Trust II since November 2012 because he is an affiliated person of Cain Brothers & Company, LLC, a registered broker-dealer that has executed

91  |

Trustee and Officer Information

portfolio transactions on behalf of certain institutional separate accounts managed by McDonnell Investment Management, LLC, the sub-adviser to the McDonnell Intermediate Municipal Bond Fund, a series of Natixis Funds Trust II.

[4]	Mr. English was appointed as a trustee effective January 1, 2013.

[5]	Mr. Meehan was appointed as a trustee effective July 1, 2012.

[6]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[7]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[8]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

|  92

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

93  |

ANNUAL REPORT

December 31, 2012

ASG Diversifying Strategies Fund

ASG Global Alternatives Fund

ASG Managed Futures Strategy Fund

Loomis Sayles Multi-Asset Real Return Fund

Loomis Sayles Strategic Alpha Fund

(Formerly Loomis Sayles Absolute Strategies Fund)

Portfolio Review page 1

Portfolio of Investments page 26

Financial Statements page 65

Notes to Financial Statements page 79

ASG DIVERSIFYING STRATEGIES FUND

Management Discussion

Managers:

Andrew W. Lo, PhD

Jeremiah H. Chafkin

Philippe P. Lüdi, CFA, PhD

AlphaSimplex Group, LLC

(Adviser)

Robert S. Rickard

Reich & Tang Asset Management, LLC

(Subadviser)

Objective:

Pursues an absolute return strategy that seeks to provide capital appreciation while maintaining a low or negative correlation over time with the returns of major equity indices.

Strategy:

Seeks to generate positive absolute returns over time rather than track the performance of any particular index by using multiple quantitative investment models and strategies.

Symbols:

Class A	DSFAX
Class C	DSFCX
Class Y	DSFYX

Market Conditions

At the beginning of 2012, optimism prevailed that the developed world could finally recover from a spate of recent debt crises. Sentiment improved as U.S. economic data strengthened marginally, China relaxed its monetary policy and the Bank of England expanded its quantitative easing program. More importantly, a European summit followed by the completion of Greece’s sizable debt restructuring produced positive results. However, optimism turned to pessimism during the second quarter. Growth in China slowed, European countries faced significant downgrades and Greece’s possible departure from the euro zone caused global equities, commodities and the euro to tumble.

Markets began to recover during the third quarter after the European Central Bank announced the Outright Monetary Transactions Program in September, effectively providing a backstop to government bond yields in Europe. At nearly the same time, the U.S. Federal Reserve and the Bank of Japan announced additional quantitative easing programs. As the year came to an end, a last-minute compromise averted the “fiscal cliff” in the United States. Together, these events helped global equities and commodities rally during the second half of 2012. Safe-haven assets, such as the U.S. dollar and Japanese yen, retreated.

Performance Results

For the 12 months ended December 31, 2012, Class A shares of ASG Diversifying Strategies Fund returned -7.69% at net asset value. The fund follows an absolute return strategy and does not seek to track any index. Consequently, we believe its most appropriate benchmark is the 3-month London Interbank Offered Rate (LIBOR), which returned 0.51%. It is important to note that there are material differences between the fund and this benchmark.

Explanation of Fund Performance

The fund uses multiple quantitative investment models and strategies, which may involve a broad range of market exposures, including exposure to the returns of

1  |

equity and fixed-income securities, currencies and commodities. The fund typically makes extensive use of derivative instruments, including futures and forward contracts, to capture these exposures, while also managing volatility and correlation.

For the year, the fund’s performance was dominated by negative performance in foreign currencies and commodities, which returned approximately -5.7% and -4.3%, respectively. This failed to be offset by gains of about 0.8% in equities and 1.5% in fixed income. Investments based on mean-reversion models, particularly in foreign exchange and commodities, were the largest detractors from fund performance. The fundamental thesis behind our mean-reversion models is that short-term deviations in asset prices will revert to their long-term averages. These losses were only partly offset by positive performance from investments based on models focused on relative valuation of developed sovereign debt and the risk premium of emerging versus developed equity markets.

In order to help investors achieve diversification benefits across their overall portfolios, the fund seeks to maintain a consistently low-to-negative correlation with global equity markets. When the trailing 12-month equity correlation of its holdings would otherwise be too high, the fund takes short positions in futures on global stock indexes to lower the correlation. (Such short positions decline in value when stock indexes rise.) In this case the correlation control mechanism had a positive impact on performance overall, as losses during February, March and October were more than offset by gains in April, May and September when equity markets generally declined. The correlation with the S&P 500® Index, for example, was -4% in 2012 and 13% since inception, which is in line with the fund’s objectives.

The biggest positive contributors during 2012 were the Indian Nifty, the Hang Seng and British Long Gilts. Conversely, the biggest detractors from performance were the New Zealand dollar, the Australian dollar and the Japanese yen. We continued to scale the size of the fund’s positions to keep total portfolio risk at or below its target. As market volatility increased, positions were reduced, and as market volatility decreased, positions were increased.

The fund’s realized annualized volatility in 2012 was 7%, less than two-thirds that of the S&P 500’s volatility of approximately 13%. Given low interest rates, the fund’s money market allocation contributed only marginally to overall 2012 performance.

Outlook

Financial and economic conditions began to show signs of stabilization at year-end, providing a better foundation for growth going forward. U.S. housing and employment appear to be recovering, yields in peripheral European bonds have fallen substantially and Chinese manufacturing data are showing signs of improvement. Financial markets may respond favorably in the near term to the avoidance of the fiscal cliff and the continued relaxation of fiscal and monetary policy in the United States. Monetary policy is expected, at least in the short term, to remain expansionary around the world, providing further support to the global economy. However, other hurdles to economic expansion remain. Most notably, the upcoming debt-ceiling negotiations have the potential to trigger market upheaval and suggest significant uncertainty ahead.

|  2

ASG DIVERSIFYING STRATEGIES FUND

Investment Results through December 31, 2012

Growth of $10,000 Investment in Class A Shares4

August 3, 2009 (inception) through December 31, 2012

3  |

Average Annual Total Returns — December 31, 20124

	1 Year	Since Inception

Class A (Inception 8/3/09)
NAV	-7.69%	1.28%
With 5.75% Maximum Sales Charge	-12.96	-0.46

Class C (Inception 8/3/09)
NAV	-8.29	0.54
With CDSC[1]	-9.21	0.54

Class Y (Inception 8/3/09)
NAV	-7.37	1.52

Comparative Performance
3-Month LIBOR[2]	0.51	0.38
Barclay Fund of Funds Index™[3]	4.67	2.09

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	3-Month LIBOR, or the London Interbank Offered Rate, represents the average rate at which a leading bank, for a given currency (in this case U.S. dollars), can obtain unsecured funding, and is representative of short-term interest rates.

3	The Barclay Fund of Funds Index™ is a measure of the average return of all Fund of Funds (“FoFs”) in the Barclay database. The index is simply the arithmetic average of the net returns of all the FoFs that have reported that month.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

|  4

ASG GLOBAL ALTERNATIVES FUND

Management Discussion

Managers:

Andrew W. Lo, PhD

Jeremiah H. Chafkin

Peter A. Lee

AlphaSimplex Group, LLC

(Adviser)

Robert S. Rickard

Reich & Tang Asset Management, LLC

(Subadviser)

Objective:

Pursues an absolute return strategy that seeks capital appreciation consistent with the return and risk characteristics of a diversified portfolio of hedge funds while maintaining less volatility than major equity indices.

Strategy:

Seeks to achieve long and short exposure to global equity, bond, currency, and commodity markets through a wide range of derivative instruments and direct investments.

Symbols:

Class A	GAFAX
Class C	GAFCX
Class Y	GAFYX

Market Conditions

At the beginning of 2012, optimism prevailed that the developed world could finally recover from a spate of recent debt crises. Sentiment improved as U.S. economic data strengthened marginally, China relaxed its monetary policy and the Bank of England expanded its quantitative easing program. More importantly, a European summit followed by the completion of Greece’s sizable debt restructuring produced positive results. However, optimism turned to pessimism during the second quarter. Growth in China slowed, European countries faced significant downgrades and Greece’s possible departure from the euro zone caused global equities, commodities and the euro to tumble.

Markets began to recover during the third quarter after the European Central Bank announced the Outright Monetary Transactions Program in September, effectively providing a backstop to government bond yields in Europe. At nearly the same time, the U.S. Federal Reserve and the Bank of Japan announced additional quantitative easing programs. As the year came to an end, a last-minute compromise averted the “fiscal cliff” in the United States. Together, these events helped global equities and commodities rally during the second half of 2012. Safe-haven assets, such as the U.S. dollar and Japanese yen, retreated.

Performance Results

For the 12 months ended December 31, 2012, Class A shares of ASG Global Alternatives Fund returned 3.51% at net asset value. Although the fund does not seek to track an index, the HFRI Fund of Funds Composite Index, and more recently, the Barclay Fund of Funds IndexTM can be used as benchmarks for performance analysis. Over the same period, these benchmarks returned 5.25% and 4.67%, respectively. It is important to note that there are material differences between the fund and these benchmarks.

Explanation of Fund Performance

The fund seeks to take on exposures that reflect the liquid, broad market exposures of the hedge fund

5  |

industry as estimated by a proprietary, statistical process. When the fund takes on a “long” exposure to a market, the long exposure generally profits as the price of the underlying security rises but suffers losses when the price falls. When the fund takes on a “short” exposure, the short exposure generally suffers losses as the price of the underlying security rises but profits as the price falls. The fund typically makes extensive use of futures and forward contracts on global stock indices, fixed-income securities, currencies and commodities. As market events unfold, these exposures result in a profit or loss for the fund.

In 2012, the fund’s largest gains came from stocks and bonds. Meanwhile, performance was hurt by losses that resulted from exposure to foreign exchange and energy-related commodities. At a finer level of detail, the strongest contributors to performance were German stocks, German bonds, U.S. stocks, Hong Kong stocks and U.S. bonds. The largest single-asset detractors were the Japanese yen, crude oil, nickel, the euro and heating oil. At times during this period the fund held short positions in the Australian dollar, the Swiss franc, the euro, the yen, nickel, copper, NYMEX crude oil, heating oil, natural gas and gold. Overall, the short positions detracted from the fund’s returns. Short-term interest rates remained low, so the contribution from the fund’s money market allocation was small.

During the fourth quarter, we enhanced the dynamism of the fund’s asset allocation to give greater weight to the tactical views of hedge fund managers. Our research suggests that when a preponderance of hedge fund managers have been raising their exposure to a particular asset class, that asset class has been more likely to outperform. Similarly, when a preponderance of hedge fund managers have been reducing their exposure to a particular asset class, that asset class has been more likely to underperform. Going forward, hedge fund managers’ short- to medium-term overweighting and underweighting of broad market exposures will be given more weight in constructing the portfolio.

The fund’s portfolio is adjusted on a monthly basis to incorporate new information about hedge funds’ exposures, and, on a daily basis, to control risk. The risk control mechanism is designed to produce an average annual volatility of 9% or less — greater than the typical volatility of bonds, but less than the typical volatility of stocks. The fund’s realized volatility was 6.8%, which is in line with our expectations.

Outlook

Financial and economic conditions began to show signs of stabilization at year-end, providing a better foundation for growth going forward. U.S. housing and employment appear to be recovering, yields in peripheral European bonds have fallen substantially and Chinese manufacturing data are showing signs of improvement. Financial markets may respond favorably in the near term to the avoidance of the fiscal cliff and the continued relaxation of fiscal and monetary policy in the United States. Monetary policy is expected, at least in the short term, to remain expansionary around the world, providing further support to the global economy. However, other hurdles to economic expansion remain. Most notably, the upcoming debt-ceiling negotiations have the potential to trigger market upheaval and suggest significant uncertainty ahead.

|  6

ASG GLOBAL ALTERNATIVES FUND

Investment Results through December 31, 2012

Growth of $10,000 Investment in Class A Shares4

September 30, 2008 (inception) through December 31, 2012

7  |

Average Annual Total Returns — December 31, 20124

	1 Year	Since Inception

Class A (Inception 9/30/08)
NAV	3.51%	3.01%
With 5.75% Maximum Sales Charge	-2.48	1.59

Class C (Inception 9/30/08)
NAV	2.69	2.25
With CDSC[1]	1.69	2.25

Class Y (Inception 9/30/08)
NAV	3.68	3.25

Comparative Performance
Barclay Fund of Funds Index™[2]	4.67	0.35
HFRI Fund of Funds Composite Index[3]	5.25	1.19

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	Effective November 19, 2012, the Barclay Fund of Funds Index™ replaced the HFRI Fund of Funds Composite Index as the fund’s primary benchmark because the fund’s adviser believes the Index is an appropriate representation of hedge fund performance. The Barclay Fund of Funds Index™ is a measure of the average return of all Fund of Funds (“FoFs”) in the Barclay database. The index is simply the arithmetic average of the net returns of all the FoFs that have reported that month.

3	HFRI Fund of Funds Composite Index is an unmanaged, equally-weighted hedge fund index including over 800 domestic and offshore funds of funds. Funds included within the index have either at least $50 million in assets under management or have been actively trading for at least twelve (12) months. Performance information is submitted by the funds of funds to the index provider, which does not audit the information submitted. The index is rebalanced monthly. Performance data is net of all fees charged by the hedge funds. Index returns are calculated three times each month and are subject to periodic recalculation by Hedge Fund Research, Inc. (HFRI). The funds do not expect to update the index returns provided if subsequent recalculations cause such returns to change. In addition, because of these recalculations, the HFRI Index returns reported by the funds may differ from the index returns for the same period published by others. HFRI is in no way related or connected to or affiliated with Natixis Global Asset Management, any of its related or affiliated companies or their financial products and funds (collectively and individually, “NGAM”). HFRI has not participated in the creation or formation of NGAM financial products and funds, and HFRI does not endorse or approve NGAM’s financial products and funds, or recommend investing in NGAM financial products or funds.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

|  8

ASG MANAGED FUTURES STRATEGY FUND

Management Discussion

Managers:

Andrew W. Lo, PhD

Jeremiah H. Chafkin

Robert W. Sinnott

AlphaSimplex Group, LLC

(Adviser)

Robert S. Rickard

Reich & Tang Asset Management, LLC

(Subadviser)

Objective:

Pursues an absolute return strategy that seeks to provide capital appreciation.

Strategy:

Seeks to generate positive absolute returns over time by using a variety of derivative instruments, including futures and forward contracts, to capture the exposures suggested by its absolute return strategy while also seeking to add value through volatility management.

Symbols:

Class A	AMFAX
Class C	ASFCX
Class Y	ASFYX

Market Conditions

At the beginning of 2012, optimism prevailed that the developed world could finally recover from a spate of recent debt crises. Sentiment improved as U.S. economic data strengthened marginally, China relaxed its monetary policy and the Bank of England expanded its quantitative easing program. More importantly, a European summit followed by the completion of Greece’s sizable debt restructuring produced positive results. However, optimism turned to pessimism during the second quarter. Growth in China slowed, European countries faced significant downgrades and Greece’s possible departure from the euro zone caused global equities, commodities and the euro to tumble.

Markets began to recover during the third quarter after the European Central Bank announced the Outright Monetary Transactions Program in September, effectively providing a backstop to government bond yields in Europe. At nearly the same time, the U.S. Federal Reserve and the Bank of Japan announced additional quantitative easing programs. As the year came to an end, a last-minute compromise averted the “fiscal cliff” in the United States. Together, these events helped global equities and commodities rally during the second half of 2012. Safe-haven assets, such as the U.S. dollar and Japanese yen, retreated.

Performance Results

For the 12 months ended December 31, 2012, Class A shares of ASG Managed Futures Strategy Fund returned -11.09% at net asset value. Although the fund follows an absolute return strategy and does not seek to track an index, its returns are expected to be similar to those of the FTSE StableRisk Trend Composite Index, which returned -30.03%. It is important to note that there are material differences between the fund and this benchmark.

Explanation of Fund Performance

The difference in performance between the fund and the benchmark was principally due to the fund’s risk management mechanism and greater diversity of

9  |

trend-following signals. The fund uses a set of proprietary quantitative models to identify trends in global stock, fixed-income, foreign exchange and commodity markets. When the fund takes on a “long” exposure to a market, the long exposure generally profits as the price of the underlying security rises but suffers losses when the price falls. When the fund takes on a “short” exposure, the short exposure generally suffers losses as the price of the underlying security rises but profits as the price falls. The fund typically makes extensive use of derivative instruments, including futures and forward contracts, to capture these exposures.

During 2012, performance was mixed across trend models. Broadly, all equity trend models experienced gains from long positions in the markets. Fixed-income returns from trend following varied by trend horizon, but contributed positively for the year. Investments based on currency trends performed poorly on both the long and short side during the first half of the year, driven partly by sharp reversals in currency price trends but also by sharp reversals in the yield curve, which was used by one of our models to inform currency price trends. This negative performance, combined with an expectation of continued underperformance by the currency-specific trend model in an environment of repeated central bank intervention, led us to suspend use of this model until the frequency of political intervention subsides. Investments based on commodity price trends were broadly negative contributors during the year.

The biggest positive contributors during 2012 were a long position in the EURIBOR short-term interest rate contract, a long position in the U.S. NASDAQ equity contract and a short position in coffee. The largest losses were realized in the Australian dollar, the British pound and the Japanese yen, and were all experienced in the first half of the year. Across trend strategies, we observed two general patterns during 2012: asset class-specific trend models underperformed multi-asset class trend models, while shorter-horizon trend models outperformed longer-horizon trend models.

In 2012, the fund’s realized annualized volatility was 9.2%. This decreased volatility level was near the low end of the target range and was due to the fund automatically reducing its exposures following losses in commodities and currencies during the first five months of the year. The correlation of daily returns was 15% with the S&P 500® Index and 38% with the JP Morgan Global Bond Index, underlining the possible diversification benefits of the fund. Given low interest rates, the fund’s money market allocation contributed only marginally to overall 2012 performance.

Outlook

Financial and economic conditions began to show signs of stabilization at year-end, providing a better foundation for growth going forward. U.S. housing and employment appear to be recovering, yields in peripheral European bonds have fallen substantially and Chinese manufacturing data are showing signs of improvement. Financial markets may respond favorably in the near term to the avoidance of the fiscal cliff and the continued relaxation of fiscal and monetary policy in the United States. Monetary policy is expected, at least in the short term, to remain expansionary around the world, providing further support to the global economy. However, other hurdles to economic expansion remain. Most notably, the upcoming debt-ceiling negotiations have the potential to trigger market upheaval and suggest significant uncertainty ahead.

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ASG MANAGED FUTURES STRATEGY FUND

Investment Results through December 31, 2012

Growth of $10,000 Investment in Class A Shares3

July 30, 2010 (inception) through December 31, 2012

11  |

Average Annual Total Returns — December 31, 20123

	1 Year	Since Inception

Class A (Inception 7/30/10)
NAV	-11.09%	0.46%
With 5.75% Maximum Sales Charge	-16.20	-1.97

Class C (Inception 7/30/10)
NAV	-11.74	-0.31
With CDSC[1]	-12.62	-0.31

Class Y (Inception 7/30/10)
NAV	-10.90	0.66

Comparative Performance
FTSE StableRisk Trend Composite Index[2]	-30.03	-5.89

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	FTSE StableRisk Trend Composite Index is an unmanaged index based on a transparent trend-following strategy designed to provide long and/or short exposure to various asset classes at a targeted level of volatility.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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LOOMIS SAYLES MULTI-ASSET REAL RETURN FUND

Management Discussion

Managers:

Kevin Kearns

Maura Murphy, CFA

Laura Sarlo, CFA

Loomis, Sayles & Company, L.P.

Objective:

Seeks to maximize real returns consistent with prudent investment management.

Strategy:

Seeks to pursue its investment goal primarily through exposure to investments in fixed-income securities, equity securities, currencies and commodity-linked instruments.

Symbols:

Class A:	MARAX
Class C:	MARCX
Class Y:	MARYX

Market Conditions

Momentum among riskier assets carried over from the end of 2011 into the first quarter of 2012, as volatility remained low, spreads (the difference in yields between non-Treasury and Treasury securities of similar maturity) compressed and equities and precious metals experienced price appreciation. Government-generated global liquidity supported investor preference for riskier assets. Momentum stalled in the second quarter due to growing concerns surrounding the European sovereign debt crisis and slowing U.S. economic data, and a flight to quality ensued. Central banks moved to combat the economic slowdown in the second half of 2012, unveiling large-scale bond-buying programs aimed at keeping rates low and sparking growth. Riskier assets once again returned to favor. Fears concerning an economic slow down in China continued throughout much of the second half of the year, pulling stocks lower. But after a strong rally in December, China’s stocks closed out the year in positive territory.

Performance Results

For the 12 months ended December 31, 2012, Class A shares of Loomis Sayles Multi-Asset Real Return Fund returned 7.52% at net asset value. The Barclays U.S. TIPS (Treasury Inflation-Protected Securities) Index returned 6.98% for the period. The CPI + 300 basis points returned 4.82%. The fund follows an absolute return strategy and is not managed to an index.

Explanation of Fund Performance

The fund’s high-yield positions made the largest contributions to return during the year, with the strongest gains coming from communications, energy and capital goods bonds. Demand for high yield remained strong throughout the year, as investors sought out yield in an environment of exceptionally low interest rates. Bank loan holdings also performed well, as new issuance and demand soared. Investment-grade corporates performed well and contributed significantly to the fund’s performance. As the financial industry continued to recover, banking and finance companies posted the strongest returns.

Despite periods of volatility, equity markets rallied during the year to post double-digit returns. Within the

13  |

fund’s equity allocation, long positions in financials and consumer cyclical names made the largest contributions to return. Meanwhile, convertible bonds, which generally exhibit characteristics of bonds and equities, made solid contributions to the fund’s performance during the year.

Emerging market currencies also rallied, with long positions in the Mexican peso, Russian ruble and Polish zloty aiding fund performance. Currencies closely correlated with commodity demand, including the Australian dollar and Russian ruble, experienced price volatility throughout the year and traded on changing sentiment surrounding growth in China and oil fundamentals. Short exposure to Japan’s yen and the euro, which expressed our view of continued quantitative easing, made significant contributions to return. Additionally, the fund’s small exposure to commercial mortgage-backed securities (CMBS) contributed favorably, benefiting from the market’s preference for riskier assets.

Overall, commodity trades detracted from performance. Among precious metals, long positions in gold and silver during the first half of the year posted negative returns, as prices declined early in the second quarter. Long positions in base metals, including lead and nickel, detracted, as prices dropped on declining demand from China. We typically apply hedges to manage overall exposure and various market risks. We used equity puts to manage the fund’s broad equity exposure and credit default swaps to manage credit exposure. These hedges themselves had a negative impact on performance but performed as expected in terms of helping to manage overall risk levels in the portfolio. Additionally, futures contracts were used for a variety of hedging and non-hedging purposes and had a negative impact on performance. Interest rate futures were used to manage duration and to express views of future yield curve movements. Equity index futures were employed to hedge and gain market exposure. Commodity futures were used to gain exposure to a variety of commodities.

Outlook

We expect global central bank accommodation to continue through 2013, which should generally support equities, credit and, potentially, precious metals. As developed markets continue to devalue their currencies, we will diligently watch for residual effects on developing currencies.

As we enter 2013, the global landscape is riddled with many headline risks. We are concerned about a disconnect between central banks, which are emphasizing unemployment and nominal growth over inflation targets, and political leaders, who are ignoring accumulating fiscal stress of massive government debt. The United States has its unresolved debt ceiling, there is unrest in the Middle East, and there is continued political instability within the euro zone. We believe high-quality sovereign bonds are fundamentally overvalued and investment-grade credit is selectively overvalued. Thus, we generally prefer equity, foreign exchange, emerging market and bank loan exposures over more interest rate-sensitive fixed income securities. In 2012, we had a bias toward higher-quality dividend-yielding U.S. equities. With changes to dividend tax policies, expectations for continued easing and further strength in U.S. economic data, we are reducing exposure to dividends in favor of more cyclical sectors, such as technology and basic materials.

Please note that the above commentary may contain references to contributions to fund performance from derivative instruments that differ from related amounts presented in the fund’s Financial Statements. These differences, if any, result from the methodologies applied in determining performance contributions for these instruments.

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LOOMIS SAYLES MULTI-ASSET REAL RETURN FUND

Investment Results through December 31, 2012

Growth of $10,000 Investment in Class A Shares4

September 30, 2010 (inception) through December 31, 2012

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Average Annual Total Returns — December 31, 20124

	1 Year	Since Inception

Class A (Inception 9/30/10)
NAV	7.52%	1.52%
With 4.50% Maximum Sales Charge	2.69	-0.53

Class C (Inception 9/30/10)
NAV	6.73	0.76
With CDSC[1]	5.73	0.76

Class Y (Inception 9/30/10)
NAV	7.76	1.74

Comparative Performance
Barclays U.S. TIPS Index[2]	6.98	8.72
CPI + 300 basis points[3]	4.82	5.34

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

1	Performance for Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index is an unmanaged index that tracks inflation protected securities issued by the U.S. Treasury.

3	CPI +300 basis points is created by adding 3.00% to the annual percentage change in the Consumer Price Index (CPI). The Consumer Price Index is an unmanaged index that represents the rate of inflation of U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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LOOMIS SAYLES STRATEGIC ALPHA FUND

Management Discussion

Managers:

Matthew J. Eagan, CFA

Kevin Kearns

Todd P. Vandam, CFA

Loomis, Sayles & Company, L.P.

Objective:

Seeks to provide an attractive absolute total return, complemented by prudent investment management designed to manage risks and protect investor capital while maintaining relatively low volatility.

Strategy:

Seeks to generate positive total returns by utilizing a flexible investment approach that allocates investments across a global range of investment opportunities related to credit, currencies and interest rates while employing risk management strategies to mitigate downside risk.

Symbols:

Class A	LABAX
Class C	LABCX
Class Y	LASYX

Market Conditions

Overall, global bond markets delivered healthy returns in 2012, driven primarily by efforts from the Federal Reserve (Fed) and the European Central Bank (ECB) to alleviate weak economic conditions with large-scale bond-buying programs designed to reduce interest rates and spark growth. Riskier assets performed quite well on the back of continued monetary easing, as investors searched for alternatives in the high-yielding segments of the market.

Performance Results

For the 12 months ended December 31, 2012, Class A shares of Loomis Sayles Strategic Alpha Fund returned 12.24% at net asset value. The 3-month London Interbank Offered Rate (LIBOR) returned 0.51% for the period. The fund follows an absolute return strategy and is not managed to an index.

Explanation of Fund Performance

Securitized assets, particularly commercial mortgage-backed securities (CMBS) and non-agency residential mortgage-backed securities (RMBS), were strong contributors to the fund’s results. With the U.S. housing market continuing to recover, non-agency RMBS greatly contributed to the fund’s gains. CMBS also performed strongly, due to Fed policy and the resulting quest for incremental yield.

Investment-grade corporate credits also boosted performance, primarily due to selected names in the banking and communications industries. On a quality basis, securities with BBB credit ratings performed the best. Improving corporate balance sheets, combined with the Fed’s ultra-low interest-rate policy, drove new cash into this asset class, which helped drive prices higher. Similarly, the fund’s high-yield corporate securities also boosted performance, particularly from selected holdings in the consumer cyclical and finance industries. We focused on credits that crossed over from investment grade into high yield, and, in our view, the credit valuations compensated for expected default losses. The high-yield default rate continued to decline,

17  |

due to issuers’ rising cash flows, lower debt, reduced interest costs and the ability to refinance at ultra-low interest rates. We plan to continue to focus on idiosyncratic risk as opposed to beta risk — risk relative to the market.

The fund’s long positions denominated in Mexico’s peso, Canada’s dollar and Colombia’s peso contributed favorably to performance. In addition, positions in convertibles advanced in sync with the broad-based equity market. Security selection proved critical within convertibles, and selected names in the consumer cyclical and technology industries were the strongest contributors.

We used S&P 500 E-mini and Euro Stoxx 50® futures to dampen volatility and hedge equity market risk. These positions weighed on performance, as equities rallied during the year. Among European equity holdings, our security selection did not outperform the hedges. We used U.S. Treasury futures to shorten the fund’s duration (price sensitivity to interest rate changes), which contributed positively to performance. Positions in investment-grade and high-yield credit default swaps (CDS) and indexes (CDX) weighed on performance, as we sought to protect capital and mitigate risk. Late in the fourth quarter, we initiated a view on the U.S. yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) with swaptions, which combine the features of swaps and options.

Outlook

While we always remain focused on our best bottom-up ideas, we will actively manage market exposure in the investment-grade and high-yield sectors. We expect the global economy to gradually improve, but these securities have rallied strongly and may retreat as we navigate through considerable headwinds.

We continue to closely monitor the impact that newly implemented austerity measures have on growth and corporate earnings in the euro zone. Further fiscal integration among euro zone countries, bank recapitalizations and continued expansion of the ECB’s balance sheet should have positive implications for credit, and we will look to selectively add exposure.

We recently increased the fund’s foreign exchange positions, as we believe this will be an important source of performance in 2013. We are biased against reserve currencies and favor currencies with good economic growth prospects, such as the South Korean won and North American-centric currencies. We believe U.S. rates will remain mostly range bound, at or near historical lows. We will seek to maintain the fund’s significant yield advantage through credit and structured securities. Issue selection remains of the utmost importance, and we will continue to seek to insulate the fund through derivatives. We will accept losses in our hedges to preserve capital.

Please note that the above commentary may contain references to contributions to fund performance from derivative instruments that differ from related amounts presented in the fund’s Financial Statements. These differences, if any, result from the methodologies applied in determining performance contributions for these instruments.

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LOOMIS SAYLES STRATEGIC ALPHA FUND

Investment Results through December 31, 2012

Growth of $10,000 Investment in Class A Shares5

December 15, 2010 (inception) through December 31, 2012

19  |

Average Annual Total Returns — December 31, 20125

	1 Year	Since Inception

Class A (Inception 12/15/10)
NAV	12.24%	3.98%
With 4.50% Maximum Sales Charge	7.19	1.67

Class C (Inception 12/15/10)
NAV	11.44	3.14
With CDSC[1]	10.44	3.14

Class Y (Inception 12/15/10)
NAV	12.57	4.20

Comparative Performance[4]
3-Month LIBOR[2]	0.51	0.39
3-Month LIBOR + 300 basis points[3]	3.56	3.50

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	3-Month LIBOR, or the London Interbank Offered Rate, represents the average rate at which a leading bank, for a given currency (in this case U.S. dollars), can obtain unsecured funding, and is representative of short-term interest rates.

3	3-Month LIBOR +300 basis points is created by adding 3.00% to the annual percentage change of the 3-Month LIBOR.

4	The since-inception comparative performance figures shown are calculated from 12/31/10.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived form third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012 is available on the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from July 1, 2012 through December 31, 2012. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your Class.

The second line for the table of each class provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

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ASG DIVERSIFYING STRATEGIES FUND	BEGINNING ACCOUNT VALUE 7/1/2012	ENDING ACCOUNT VALUE 12/31/2012	EXPENSES PAID DURING PERIOD* 7/1/2012 – 12/31/2012
Class A
Actual	$1,000.00	$975.10	$8.69
Hypothetical (5% return before expenses)	$1,000.00	$1,016.34	$8.87
Class C
Actual	$1,000.00	$972.50	$12.40
Hypothetical (5% return before expenses)	$1,000.00	$1,012.57	$12.65
Class Y
Actual	$1,000.00	$977.30	$7.46
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.61

*	Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement), including expenses of the Subsidiary (see Note 1 of Notes to Financial Statements) and interest expense: 1.75%, 2.50% and 1.50% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

ASG GLOBAL ALTERNATIVES FUND	BEGINNING ACCOUNT VALUE 7/1/2012	ENDING ACCOUNT VALUE 12/31/2012	EXPENSES PAID DURING PERIOD* 7/1/2012 – 12/31/2012
Class A
Actual	$1,000.00	$1,065.20	$8.36
Hypothetical (5% return before expenses)	$1,000.00	$1,017.04	$8.16
Class C
Actual	$1,000.00	$1,060.60	$12.22
Hypothetical (5% return before expenses)	$1,000.00	$1,013.27	$11.94
Class Y
Actual	$1,000.00	$1,065.60	$7.06
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.90

*	Expenses are equal to the Fund's annualized expense ratio, including expenses of the Subsidiary (see Note 1 of Notes to Financial Statements) and interest expense: 1.61%, 2.36% and 1.36% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

23  |

ASG MANAGED FUTURES STRATEGY FUND	BEGINNING ACCOUNT VALUE 7/1/2012	ENDING ACCOUNT VALUE 12/31/2012	EXPENSES PAID DURING PERIOD* 7/1/2012 – 12/31/2012
Class A
Actual	$1,000.00	$984.50	$8.68
Hypothetical (5% return before expenses)	$1,000.00	$1,016.39	$8.82
Class C
Actual	$1,000.00	$981.40	$12.40
Hypothetical (5% return before expenses)	$1,000.00	$1,012.62	$12.60
Class Y
Actual	$1,000.00	$985.50	$7.44
Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.56

*Expenses	are equal to the Fund's annualized expense ratio (after waiver/reimbursement), including expenses of the Subsidiary (see Note 1 of Notes to Financial Statements) and interest expense: 1.74%, 2.49% and 1.49% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

LOOMIS SAYLES MULTI-ASSET REAL RETURN FUND	BEGINNING ACCOUNT VALUE 7/1/2012	ENDING ACCOUNT VALUE 12/31/2012	EXPENSES PAID DURING PERIOD* 7/1/2012 – 12/31/2012
Class A
Actual	$1,000.00	$1,045.00	$6.94
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.85
Class C
Actual	$1,000.00	$1,040.40	$10.77
Hypothetical (5% return before expenses)	$1,000.00	$1,014.58	$10.63
Class Y
Actual	$1,000.00	$1,046.20	$5.66
Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	$5.58

*	Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement), including expenses of the Subsidiary (see Note 1 of Notes to Financial Statements): 1.35%, 2.10% and 1.10% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

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LOOMIS SAYLES STRATEGIC ALPHA FUND**	BEGINNING ACCOUNT VALUE 7/1/2012	ENDING ACCOUNT VALUE 12/31/2012	EXPENSES PAID DURING PERIOD* 7/1/2012 – 12/31/2012
Class A
Actual	$1,000.00	$1,055.70	$5.68
Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	$5.58
Class C
Actual	$1,000.00	$1,052.70	$9.55
Hypothetical (5% return before expenses)	$1,000.00	$1,015.84	$9.37
Class Y
Actual	$1,000.00	$1,057.10	$4.40
Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	$4.32

*	Expenses are equal to the Fund's annualized expense ratio: 1.10%, 1.85% and 0.85% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

**	Formerly Loomis Sayles Absolute Strategies Fund.

25  |

Consolidated Portfolio of Investments – as of December 31, 2012

ASG Diversifying Strategies Fund

Principal Amount	Description	Value (†)
Short-Term Investments — 88.6% of Net Assets
	Certificates of Deposit — 64.4%
$7,500,000	Royal Bank of Canada, 0.050%, 1/02/2013	$7,500,000
5,800,000	BNP Paribas, 0.080%, 1/02/2013	5,800,000
7,500,000	National Bank of Kuwait, 0.080%, 1/02/2013	7,500,000
7,000,000	Barclays Bank PLC, 0.150%, 1/02/2013	7,000,000
7,500,000	Credit Agricole, 0.200%, 1/02/2013	7,500,000
7,000,000	Bank of Montreal (IL), 0.190%, 1/18/2013	6,999,930
7,000,000	National Australia Bank, 0.270%, 2/01/2013	7,000,497
7,000,000	Bank of Tokyo-Mitsubishi UFJ (NY), 0.500%, 2/22/2013(b)	7,003,192
4,000,000	Wells Fargo, 0.230%, 3/04/2013	4,000,208
4,000,000	Norinchukin Bank, 0.410%, 4/16/2013(b)	4,001,056
7,000,000	ANZ Bankng, 0.292%, 4/30/2013(b)(c)	7,001,071
7,000,000	Sumitomo Mitsui Trust (NY), 0.330%, 4/30/2013(b)	7,001,162
4,000,000	Norinchukin Bank, 0.410%, 5/15/2013	4,000,748
5,000,000	Canadian Imperial Bank of Commerce (NY), 0.290%, 5/28/2013(b)(c)	5,000,205
7,000,000	Mizuho Coporate Bank, 0.380%, 6/14/2013	7,000,315
7,000,000	Bank of Nova Scotia (TX), 0.313%, 8/02/2013(b)(c)	7,001,960
9,000,000	Westpac Banking Corp. (NY), 0.343%, 11/06/2013(c)	8,997,732
4,000,000	Wells Fargo, 0.359%, 12/20/2013(c)	3,999,960

		114,308,036

	Financial Company Commercial Paper — 15.7%
8,000,000	Deutsche Bank, 0.160%, 1/02/2013(d)	7,999,964
7,000,000	General Electric Capital Corp., 0.150%, 1/14/2013(d)	6,999,811
6,000,000	United Overseas Funding Corp., 0.220%, 1/22/2013(d)	5,999,226
7,000,000	Societe Generale North America, 0.450%, 3/04/2013(d)	6,996,129

		27,995,130

	Commercial Paper — 8.5%
7,000,000	Cofco Capital Corp., (Credit Support: Rabobank), 0.420%, 1/08/2013(d)	6,999,429
7,000,000	Vermont Economic Development Authority, (Credit Support: JPMorgan Chase), 0.200%, 1/15/2013	6,999,860
1,061,000	Tennessee School Bond Authority, 0.190%, 3/12/2013	1,061,021

		15,060,310

	Total Short-Term Investments (Identified Cost $157,354,605)	157,363,476

	Total Investments — 88.6% (Identified Cost $157,354,605)(a)	157,363,476
	Other assets less liabilities — 11.4%	20,191,978

	Net Assets — 100.0%	$177,555,454

See accompanying notes to financial statements.

|  26

Consolidated Portfolio of Investments – as of December 31, 2012

ASG Diversifying Strategies Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2012, the net unrealized appreciation on short-term investments based on a cost of $157,354,605 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$11,779
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,908)

	Net unrealized appreciation	$8,871

	Only short-term obligations purchased with an original or remaining maturity of more than sixty days are valued at other than amortized cost.

(b)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts and futures contracts.
(c)	Variable rate security. Rate as of December 31, 2012 is disclosed.
(d)	Interest rate represents discount rate at time of purchase; not a coupon rate.

At December 31, 2012, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Buy	3/20/2013	Australian Dollar	10,300,000	$10,636,389	$(81,332)
Sell	3/20/2013	Australian Dollar	5,600,000	5,782,891	80,085
Buy	3/20/2013	British Pound	11,375,000	18,473,666	229,752
Sell	3/20/2013	British Pound	5,750,000	9,338,337	(65,709)
Buy	3/20/2013	Canadian Dollar	11,200,000	11,241,372	(67,464)
Buy	3/20/2013	Euro	500,000	660,424	14,856
Buy	3/20/2013	Euro	500,000	660,424	(1,158)
Sell	3/20/2013	Euro	750,000	990,636	(2,065)
Buy	3/21/2013	Japanese Yen	850,000,000	9,817,069	(473,475)
Sell	3/21/2013	Japanese Yen	525,000,000	6,063,484	37,391
Buy	3/20/2013	New Zealand Dollar	7,800,000	6,414,705	(31,418)
Buy	3/20/2013	Norwegian Krone	32,000,000	5,741,663	101,484
Sell	3/20/2013	Norwegian Krone	6,000,000	1,076,562	(23,953)
Buy	3/20/2013	Singapore Dollar	19,125,000	15,655,185	(8,065)
Buy	3/20/2013	Swedish Krona	80,000,000	12,280,420	223,130
Sell	3/20/2013	Swedish Krona	24,000,000	3,684,126	4,663
Sell	3/20/2013	Swedish Krona	42,000,000	6,447,220	(35,006)
Buy	3/20/2013	Swiss Franc	6,500,000	7,116,646	161,177
Sell	3/20/2013	Swiss Franc	4,875,000	5,337,484	(8,829)
Buy	3/20/2013	Turkish Lira	9,300,000	5,160,970	30,199

Total					$84,263

1 Counterparty is UBS AG.

See accompanying notes to financial statements.

27  |

Consolidated Portfolio of Investments – as of December 31, 2012

ASG Diversifying Strategies Fund – (continued)

At December 31, 2012, open futures contracts purchased were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
AEX — Index®	1/18/2013	26	$2,354,951	$(4,805)
ASX SPI 200™	3/21/2013	21	2,516,579	17,446
CAC 40®	1/18/2013	12	576,871	(1,947)
DAX	3/15/2013	35	8,799,039	(31,761)
E-Mini Dow	3/15/2013	49	3,191,615	(44,345)
E-mini NASDAQ 100	3/15/2013	41	2,177,305	(8,405)
Euribor	6/17/2013	252	83,015,533	—
Euro Schatz	3/07/2013	502	73,454,219	82,827
Eurodollar	6/17/2013	424	105,655,500	5,300
FTSE/JSE Top 40 Index	3/20/2013	245	10,141,887	126,952
German Euro BOBL	3/07/2013	187	31,549,913	236,958
Hang Seng Index®	1/30/2013	44	6,435,784	38,035
Mini-Russell 2000	3/15/2013	35	2,963,100	47,600
MSCI Singapore	1/30/2013	171	10,081,798	25,197
MSCI Taiwan Index	1/30/2013	285	7,837,500	102,600
OMXS30®	1/18/2013	355	6,047,089	(2,457)
S&P/TSX 60 Index	3/14/2013	48	6,865,829	96,898
S&P CNX Nifty Futures Index	1/31/2013	930	11,072,580	63,115
Sterling	6/19/2013	92	18,578,428	(13,077)
2 Year U.S. Treasury Note	3/28/2013	352	77,605,000	38,500
3 Year Australia Government Bond	3/15/2013	170	19,337,687	5,345
5 Year U.S. Treasury Note	3/28/2013	162	20,155,078	16,453
10 Year Australia Government Bond	3/15/2013	485	62,109,140	(184,102)
10 Year Japan Government Bond	3/11/2013	82	135,964,679	22,393
10 Year U.S. Treasury Note	3/19/2013	224	29,743,000	(203,094)
30 Year U.S. Treasury Bond	3/19/2013	58	8,555,000	(72,953)

Total				$358,673

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum HG	3/20/2013	64	$3,314,800	$(96,400)
Brent Crude Oil	1/16/2013	27	2,999,970	44,200
Cocoa	3/13/2013	87	1,945,320	(171,800)
Copper High Grade	3/26/2013	22	2,008,875	1,300
Copper LME	3/20/2013	13	2,577,331	(56,274)
Corn	3/14/2013	38	1,326,675	(108,275)
Cotton	3/06/2013	1	37,570	(345)
Gas Oil	2/12/2013	23	2,132,100	(11,500)
Gasoline	1/31/2013	4	463,966	25,603
Heating Oil	1/31/2013	12	1,528,027	44,806
KC Wheat	3/14/2013	35	1,454,250	(134,313)
Live Cattle	2/28/2013	60	3,175,200	52,200
Natural Gas	1/29/2013	26	871,260	(3,900)
Nickel	3/20/2013	3	307,026	(12,354)
Soybean	3/14/2013	38	2,678,050	(95,237)
Soybean Meal	3/14/2013	59	2,474,460	(136,290)
Wheat	3/14/2013	40	1,556,000	(189,000)
Zinc	3/20/2013	1	51,975	(216)

Total				$(847,795)

See accompanying notes to financial statements.

|  28

Consolidated Portfolio of Investments – as of December 31, 2012

ASG Diversifying Strategies Fund – (continued)

At December 31, 2012, open futures contracts sold were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
E-mini S&P 500®	3/15/2013	17	$1,207,000	$9,775
FTSE 100 Index	3/15/2013	8	759,983	11,111
German Euro Bund	3/07/2013	65	12,495,446	24,023
TOPIX	3/08/2013	38	3,778,727	(345,634)
UK Long Gilt	3/26/2013	73	14,102,110	8,301
10 Year Canada Government Bond	3/19/2013	22	2,997,768	5,751

Total				$(286,673)

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Coffee	3/18/2013	58	$3,127,650	$267,037
Copper LME	3/20/2013	13	2,577,331	4,465
Gold	2/26/2013	2	335,160	4,660
Light Sweet Crude Oil	1/22/2013	1	91,820	(4,510)
Nickel	3/20/2013	3	307,026	7,332
Silver	3/26/2013	1	151,135	19,265
Soybean Oil	3/14/2013	42	1,252,440	(4,164)
Sugar	2/28/2013	49	1,070,709	41,709

Total				$335,794

2 Commodity futures are held by ASG Diversifying Strategies Cayman Fund Ltd., a wholly-owned subsidiary. See Note 1 of Notes to Financial Statements.

Investment Summary at December 31, 2012 (Unaudited)

Certificates of Deposit	64.4%
Financial Company Commercial Paper	15.7
Commercial Paper	8.5

Total Investments	88.6
Other assets less liabilities (including open forward foreign currency and futures contracts)	11.4

Net Assets	100.0%

See accompanying notes to financial statements.

29  |

Consolidated Portfolio Of Investments – as of December 31, 2012

ASG Global Alternatives Fund

Principal Amount	Description	Value (†)
Short-Term Investments — 88.6% of Net Assets
	Certificates of Deposit — 61.5%
$50,000,000	Royal Bank of Canada, 0.050%, 1/02/2013	$50,000,000
32,600,000	BNP Paribas, 0.080%, 1/02/2013	32,600,000
50,000,000	National Bank of Kuwait, 0.080%, 1/02/2013	50,000,000
50,000,000	Barclays Bank PLC, 0.150%, 1/02/2013	50,000,000
50,000,000	Credit Agricole, 0.200%, 1/02/2013	50,000,000
25,000,000	Toronto Dominion Bank, 0.180%, 1/17/2013	25,000,000
50,000,000	Bank of Montreal (IL), 0.190%, 1/18/2013	49,999,500
50,000,000	National Australia Bank, 0.270%, 2/01/2013	50,003,550
50,000,000	Bank of Tokyo-Mitsubishi UFJ (NY), 0.500%, 2/22/2013(b)	50,022,800
25,000,000	Wells Fargo, 0.230%, 3/04/2013	25,001,300
23,000,000	Norinchukin Bank, 0.410%, 4/16/2013(b)	23,006,072
22,500,000	ANZ Banking, 0.292%, 4/30/2013(b)(c)	22,503,443
50,000,000	Sumitomo Mitsui Trust (NY), 0.330%, 4/30/2013	50,008,300
25,000,000	Norinchukin Bank, 0.410%, 5/15/2013	25,004,675
30,000,000	Canadian Imperial Bank of Commerce (NY), 0.290%, 5/28/2013(b)(c)	30,001,230
25,000,000	Mizuho Corporate Bank, 0.380%, 6/14/2013	25,001,125
35,000,000	Bank of Nova Scotia (TX), 0.313%, 8/02/2013(b)(c)	35,009,800
50,000,000	Westpac Banking Corp. (NY), 0.343%, 11/06/2013(b)(c)	49,987,400
20,000,000	Toronto Dominion Bank, 0.330%, 11/07/2013	20,008,600
25,000,000	Wells Fargo, 0.359%, 12/20/2013(c)	24,999,750

		738,157,545

	Financial Company Commercial Paper — 20.0%
50,000,000	Deutsche Bank, 0.160%, 1/02/2013(d)	49,999,777
50,000,000	General Electric Capital Corp., 0.150%, 1/14/2013(d)	49,998,650
50,000,000	United Overseas Funding Corp., 0.220%, 1/22/2013(d)	49,993,550
40,000,000	Oversea-Chinese Banking Corp. Ltd., 0.180%, 1/24/2013(d)	39,995,040
50,000,000	Societe Generale North America, 0.450%, 3/04/2013(d)	49,972,350

		239,959,367

	Commercial Paper — 7.1%
25,200,000	Cofco Capital Corp., (Credit Support: Rabobank), 0.440%, 1/03/2013(d)	25,199,384
25,200,000	Cofco Capital Corp., (Credit Support: Rabobank), 0.420%, 1/08/2013(d)	25,197,942
34,950,000	Vermont Economic Development Authority, (Credit Support: JPMorgan Chase), 0.200%, 1/15/2013	34,949,301

		85,346,627

	Total Short-Term Investments (Identified Cost $1,063,398,626)	1,063,463,539

	Total Investments — 88.6% (Identified Cost $1,063,398,626)(a)	1,063,463,539
	Other assets less liabilities — 11.4%	136,215,531

	Net Assets — 100.0%	$1,199,679,070

See accompanying notes to financial statements.

|  30

Consolidated Portfolio Of Investments – as of December 31, 2012

ASG Global Alternatives Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2012, the net unrealized appreciation on short-term investments based on a cost of $1,063,398,626 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$81,496
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(16,583)

	Net unrealized appreciation	$64,913

	Only short-term obligations purchased with an original or remaining maturity of more than sixty days are valued at other than amortized cost.

(b)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency and futures contracts.
(c)	Variable rate security. Rate as of December 31, 2012 is disclosed.
(d)	Interest rate represents discount rate at time of purchase; not a coupon rate.

At December 31, 2012, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Sell	3/20/2013	Australian Dollar	25,100,000	$25,919,744	$175,597
Buy	3/20/2013	British Pound	15,750,000	25,578,923	370,827
Buy	3/20/2013	Canadian Dollar	76,800,000	77,083,695	(462,611)
Buy	3/20/2013	Euro	29,625,000	39,130,145	107,089
Buy	3/20/2013	Euro	23,875,000	31,535,264	(72,136)
Sell	3/20/2013	Euro	98,875,000	130,598,921	(2,839,334)
Buy	3/21/2013	Japanese Yen	3,037,500,000	35,081,586	(442,138)
Sell	3/21/2013	Japanese Yen	11,425,000,000	131,952,962	4,587,322
Buy	3/20/2013	Swedish Krona	114,000,000	17,499,598	475,190
Sell	3/20/2013	Swedish Krona	22,000,000	3,377,116	(81,948)
Buy	3/20/2013	Swiss Franc	1,750,000	1,916,020	5,381
Sell	3/20/2013	Swiss Franc	7,625,000	8,348,373	(186,414)

Total					$1,636,825

[1] Counterparty is UBS AG.

At December 31, 2012, open futures contracts purchased were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
DAX	3/15/2013	1,326	$333,357,895	$(1,231,844)
E-mini S&P 500®	3/15/2013	2,770	196,670,000	(417,658)
Eurodollar	6/17/2013	16,284	4,057,769,250	213,000
FTSE 100 Index	3/15/2013	382	36,289,172	(322,924)
German Euro Bund	3/07/2013	1,453	279,321,281	1,841,358

See accompanying notes to financial statements.

31  |

Consolidated Portfolio Of Investments – as of December 31, 2012

ASG Global Alternatives Fund – (continued)

Financial Futures (continued)	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Hang Seng Index®	1/30/2013	109	$15,943,193	$94,222
TOPIX	3/08/2013	59	5,866,971	536,642
UK Long Gilt	3/26/2013	365	70,510,548	101,496
10 Year Japan Government Bond	3/11/2013	328	543,858,718	(3,996,191)
10 Year U.S. Treasury Note	3/19/2013	1,739	230,906,594	136,625

Total				$(3,045,274)

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum HG	3/20/2013	1,405	$72,770,219	$(2,116,281)
Brent Crude Oil	1/16/2013	448	49,777,280	1,929,620
Copper LME	3/20/2013	171	33,901,819	(691,310)
Gas Oil	2/12/2013	223	20,672,100	(111,500)
Light Sweet Crude Oil	1/22/2013	317	29,106,940	742,550
Natural Gas	1/29/2013	17	569,670	(2,550)
Nickel	3/20/2013	47	4,810,074	(155,100)
Zinc	3/20/2013	194	10,083,150	(41,953)

Total				$(446,524)

At December 31, 2012, open futures contracts sold were as follows:

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum HG	3/20/2013	349	$18,076,019	$299,704
Gold	2/26/2013	79	13,238,820	158,000
Nickel	3/20/2013	297	30,395,574	989,010

Total				$1,446,714

[2] Commodity futures are held by ASG Global Alternatives Cayman Fund Ltd., a wholly-owned subsidiary. See Note 1 of Notes to Financial Statements.

Investment Summary at December 31, 2012 (Unaudited)

Certificates of Deposit	61.5%
Financial Company Commercial Paper	20.0
Commercial Paper	7.1

Total Investments	88.6
Other assets less liabilities (including open forward foreign currency and futures contracts)	11.4

Net Assets	100.0%

See accompanying notes to financial statements.

|  32

Consolidated Portfolio Of Investments – as of December 31, 2012

ASG Managed Futures Strategy Fund

Principal Amount	Description	Value (†)
Short-Term Investments — 90.1% of Net Assets
	Certificates of Deposit — 67.2%
$33,000,000	Royal Bank of Canada, 0.050%, 1/02/2013	$33,000,000
14,500,000	BNP Paribas, 0.080%, 1/02/2013	14,500,000
33,000,000	National Bank of Kuwait, 0.080%, 1/02/2013	33,000,000
32,000,000	Barclays Bank PLC, 0.150%, 1/02/2013	32,000,000
33,000,000	Credit Agricole, 0.200%, 1/02/2013	33,000,000
29,400,000	Oversea-Chinese Banking Corp. Ltd., 0.170%, 1/07/2013	29,400,000
15,000,000	Toronto Dominion Bank, 0.180%, 1/17/2013	15,000,000
20,000,000	Bank of Montreal (IL), 0.190%, 1/18/2013	19,999,800
32,500,000	National Australia Bank, 0.270%, 2/01/2013	32,502,307
30,000,000	Bank of Tokyo-Mitsubishi UFJ (NY), 0.500%, 2/22/2013	30,013,680
15,000,000	Wells Fargo, 0.230%, 3/04/2013(b)	15,000,780
10,000,000	Norinchukin Bank, 0.410%, 4/16/2013(b)	10,002,640
32,000,000	ANZ Banking, 0.292%, 4/30/2013(b)(c)	32,004,896
30,000,000	Sumitomo Mitsui Trust (NY), 0.330%, 4/30/2013(b)	30,004,980
21,500,000	Norinchukin Bank, 0.410%, 5/15/2013	21,504,021
15,000,000	Canadian Imperial Bank of Commerce (NY), 0.290%, 5/28/2013(b)(c)	15,000,615
25,000,000	Mizuho Corporate Bank, 0.380%, 6/14/2013	25,001,125
30,000,000	Bank of Nova Scotia (TX), 0.313%, 8/02/2013(b)(c)	30,008,400
30,050,000	Westpac Banking Corp. (NY), 0.343%, 11/06/2013(c)	30,042,427
15,000,000	Toronto Dominion Bank, 0.330%, 11/07/2013	15,006,450
15,000,000	Wells Fargo, 0.359%, 12/20/2013(c)	14,999,850

		510,991,971

	Financial Company Commercial Paper — 16.1%
35,000,000	Deutsche Bank, 0.160%, 1/02/2013(d)	34,999,844
25,000,000	General Electric Capital Corp., 0.150%, 1/14/2013(d)	24,999,325
33,000,000	United Overseas Funding Corp., 0.220%, 1/22/2013(d)	32,995,743
30,000,000	Societe Generale North America, 0.450%, 3/04/2013(d)	29,983,410

		122,978,322

	Commercial Paper — 6.8%
35,000,000	Cofco Capital Corp., (Credit Support: Rabobank), 0.420%, 1/08/2013(d)	34,997,142
16,700,000	Vermont Economic Development Authority, (Credit Support: JPMorgan Chase), 0.200%, 1/15/2013	16,699,700

		51,696,842

	Total Short-Term Investments (Identified Cost $685,621,386)	685,667,135

	Total Investments — 90.1% (Identified Cost $685,621,386)(a)	685,667,135
	Other assets less liabilities — 9.9%	74,965,386

	Net Assets — 100.0%	$760,632,521

See accompanying notes to financial statements.

33  |

Consolidated Portfolio Of Investments – as of December 31, 2012

ASG Managed Futures Strategy Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2012, the net unrealized appreciation on short-term investments based on a cost of $685,621,386 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$55,280
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(9,531)

	Net unrealized appreciation	$45,749

	Only short-term obligations purchased with an original or remaining maturity of more than sixty days are valued at other than amortized cost.

(b)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency and futures contracts.
(c)	Variable rate security. Rate as of December 31, 2012 is disclosed.
(d)	Interest rate represents discount rate at time of purchase; not a coupon rate.

At December 31, 2012, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Buy	3/20/2013	Australian Dollar	22,000,000	$22,718,500	$(153,910)
Buy	3/20/2013	British Pound	14,437,500	23,447,346	339,925
Buy	3/20/2013	Canadian Dollar	23,700,000	23,787,546	(142,759)
Buy	3/20/2013	Euro	14,750,000	19,482,519	438,263
Buy	3/20/2013	Euro	7,750,000	10,236,578	(13,967)
Sell	3/21/2013	Japanese Yen	837,500,000	9,672,700	466,512
Buy	3/20/2013	New Zealand Dollar	27,200,000	22,369,228	(109,559)
Buy	3/20/2013	Norwegian Krone	150,000,000	26,914,046	598,820
Buy	3/20/2013	Singapore Dollar	71,375,000	58,425,559	(30,098)
Buy	3/20/2013	Swedish Krona	152,000,000	23,332,797	355,809
Buy	3/20/2013	Swiss Franc	19,750,000	21,623,655	482,843
Buy	3/20/2013	Swiss Franc	6,625,000	7,253,505	(22,310)
Buy	3/20/2013	Turkish Lira	33,000,000	18,313,119	107,156
Sell	3/20/2013	Turkish Lira	15,600,000	8,657,111	(34,724)

Total					$2,282,001

1 Counterparty is UBS AG.

See accompanying notes to financial statements.

|  34

Consolidated Portfolio Of Investments – as of December 31, 2012

ASG Managed Futures Strategy Fund – (continued)

At December 31, 2012, open futures contracts purchased were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
AEX — Index®	1/18/2013	423	$38,313,235	$(128,986)
ASX SPI 200™	3/21/2013	306	36,670,149	255,225
CAC 40®	1/18/2013	545	26,199,571	5,128
DAX	3/15/2013	132	33,184,949	(129,553)
E-mini Dow	3/15/2013	235	15,306,725	(212,675)
E-mini NASDAQ 100	3/15/2013	302	16,037,710	(60,881)
E-mini S&P 500®	3/15/2013	302	21,442,000	(80,030)
Euribor	6/17/2013	2,590	853,215,202	(136,252)
Euro Schatz	3/07/2013	5,053	739,370,852	833,714
Eurodollar	6/17/2013	2,472	615,991,500	(124,200)
FTSE 100 Index	3/15/2013	277	26,314,399	(206,987)
FTSE/JSE Top 40 Index	3/20/2013	765	31,667,526	396,401
German Euro BOBL	3/07/2013	1,843	310,943,791	2,335,362
German Euro Bund	3/07/2013	828	159,172,761	1,344,291
Hang Seng Index®	1/30/2013	220	32,178,922	190,173
Mini-Russell 2000	3/15/2013	264	22,350,240	359,040
MSCI Singapore	1/30/2013	710	41,860,096	18,141
MSCI Taiwan Index	1/30/2013	487	13,392,500	237,270
Nikkei 225™	3/08/2013	255	30,581,751	2,537,196
OMXS30®	1/18/2013	1,293	22,025,030	(8,947)
S&P/TSX 60 Index	3/14/2013	224	32,040,535	452,189
S&P CNX Nifty Futures Index	1/31/2013	2,948	35,098,888	214,721
Sterling	6/19/2013	2,169	438,006,625	(261,333)
TOPIX	3/08/2013	345	34,306,862	2,704,034
UK Long Gilt	3/26/2013	304	58,726,594	148,150
2 Year U.S. Treasury Note	3/28/2013	2,276	501,786,875	249,045
3 Year Australia Government Bond	3/15/2013	448	50,960,492	14,087
5 Year U.S. Treasury Note	3/28/2013	1,709	212,623,634	176,047
10 Year Australia Government Bond	3/15/2013	260	33,295,622	(82,116)
10 Year Canada Government Bond	3/19/2013	940	128,086,458	(321,303)
10 Year Japan Government Bond	3/11/2013	160	265,296,935	(2,105,385)
10 Year U.S. Treasury Note	3/19/2013	1,041	138,225,281	(113,859)
30 Year U.S. Treasury Bond	3/19/2013	390	57,525,000	(490,547)

Total				$8,007,160

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum HG	3/20/2013	357	$18,490,369	$(537,731)
Brent Crude Oil	1/16/2013	147	16,333,170	431,380
Copper LME	3/20/2013	1	198,256	(4,210)
Corn	3/14/2013	340	11,870,250	(741,463)
Cotton	3/06/2013	1	37,570	—
Gas Oil	2/12/2013	95	8,806,500	(47,500)
Gasoline	1/31/2013	5	579,957	(2,541)

See accompanying notes to financial statements.

35  |

Consolidated Portfolio Of Investments – as of December 31, 2012

ASG Managed Futures Strategy Fund – (continued)

Commodity Futures[2] (continued)	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Heating Oil	1/31/2013	49	$6,239,445	$182,956
Live Cattle	2/28/2013	613	32,439,960	(185,390)
Natural Gas	1/29/2013	127	4,255,770	(19,050)
Nickel	3/20/2013	52	5,321,784	(173,160)
Soybean	3/14/2013	150	10,571,250	(368,600)
Soybean Meal	3/14/2013	219	9,184,860	(502,900)
Wheat	3/14/2013	123	4,784,700	(581,175)
Zinc	3/20/2013	86	4,469,850	(25,047)

Total				$(2,574,431)

At December 31, 2012, open futures contracts sold were as follows:

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Cocoa	3/13/2013	35	$782,600	$6,650
Coffee	3/18/2013	379	20,437,575	1,284,019
Copper High Grade	3/26/2013	9	821,813	(7,875)
Copper LME	3/20/2013	43	8,525,019	(8,465)
Gold	2/26/2013	2	335,160	(1,980)
Light Sweet Crude Oil	1/22/2013	109	10,008,380	(508,870)
Nickel	3/20/2013	64	6,549,888	82,560
Silver	3/26/2013	67	10,126,045	170,095
Soybean Oil	3/14/2013	265	7,902,300	(28,116)
Sugar	2/28/2013	504	11,013,005	364,179
Wheat	3/14/2013	18	747,900	11,650
Zinc	3/20/2013	86	4,469,850	18,597

Total				$1,382,444

2 Commodity futures are held by ASG Managed Futures Strategy Cayman Fund Ltd., a wholly-owned subsidiary. See Note 1 of Notes to Financial Statements.

Investment Summary at December 31, 2012 (Unaudited)

Certificates of Deposit	67.2%
Financial Company Commercial Paper	16.1
Commercial Paper	6.8

Total Investments	90.1
Other assets less liabilities (including open forward foreign currency and futures contracts)	9.9

Net Assets	100.0%

See accompanying notes to financial statements.

|  36

Consolidated Portfolio of Investments – as of December 31, 2012

Loomis Sayles Multi-Asset Real Return Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 45.7% of Net Assets
Non-Convertible Bonds — 42.5%
	ABS Home Equity — 0.8%
$412,612	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR6, Class 2A, 1.120%, 8/25/2046(b)(c)	$223,051

	Aerospace & Defense — 1.9%
500,000	Meccanica Holdings USA, Inc., 6.250%, 7/15/2019, 144A(c)	501,450

	Airlines — 1.2%
267,000	United Air Lines, Inc., 9.875%, 8/01/2013, 144A(c)	268,502
55,000	US Airways Pass Through Trust, Series 2012-2A, Class A , 4.625%, 12/03/2026	55,962

		324,464

	Banking — 7.4%
500,000	ABN Amro North American Holding Preferred Capital Repackage Trust I, 3.407%, 12/29/2049, 144A(b)(c)	500,000
300,000	Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander, 4.125%, 11/09/2022, 144A(c)	305,250
100,000	Barclays Bank PLC, 6.050%, 12/04/2017, 144A(c)	110,639
1,000,000	Citigroup, Inc., Series B, 5.900%, 12/29/2049(b)(c)	1,009,780
55,000	Societe Generale, S.A., 4.196%, 1/29/2049, (EUR)(b)	63,338

		1,989,007

	Building Materials — 1.3%
320,000	Ply Gem Industries, Inc., 9.375%, 4/15/2017, 144A(c)	340,800

	Chemicals — 2.2%
225,000	Orion Engineered Carbons Bondco GmbH, 10.000%, 6/15/2018, 144A, (EUR)(c)	328,173
35,000	Methanex Corp., 3.250%, 12/15/2019	35,204
210,000	Methanex Corp., 5.250%, 3/01/2022(c)	232,915

		596,292

	Construction Machinery — 3.8%
300,000	UR Financing Escrow Corp., 7.625%, 4/15/2022, 144A(c)	335,250
685,000	Urbi Desarrollos Urbanos SAB de CV, 8.500%, 4/19/2016, 144A(c)	674,725

		1,009,975

	Independent Energy — 3.9%
90,000	Newfield Exploration Co., 5.625%, 7/01/2024(c)	97,200
250,000	OGX Austria GmbH, 8.500%, 6/01/2018, 144A(c)	225,000
550,000	SandRidge Energy, Inc., 8.125%, 10/15/2022(c)	602,250
110,000	SM Energy Co., 6.500%, 1/01/2023(c)	117,700

		1,042,150

	Media Cable — 3.4%
200,000	Nara Cable Funding Ltd., 8.875%, 12/01/2018, 144A(c)	203,500
100,000	Numericable Finance & Co. SCA, 8.750%, 2/15/2019, 144A, (EUR)	140,575
250,000	Quebecor Media, Inc., 5.750%, 1/15/2023, 144A(c)	263,438
300,000	Quebecor Media, Inc., 6.625%, 1/15/2023, 144A, (CAD)(c)	308,541

		916,054

See accompanying notes to financial statements.

37  |

Consolidated Portfolio of Investments – as of December 31, 2012

Loomis Sayles Multi-Asset Real Return Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Media Non-Cable — 0.1%
$15,000	Intelsat Luxembourg S.A., 11.250%, 2/04/2017(c)	$15,863

	Metals & Mining — 0.4%
95,000	New Gold, Inc., 6.250%, 11/15/2022, 144A	98,325

	Oil Field Services — 0.3%
75,000	Hercules Offshore, Inc., 7.125%, 4/01/2017, 144A(c)	78,562

	Packaging — 1.5%
270,000	Ardagh Packaging Finance PLC, 9.250%, 10/15/2020, 144A, (EUR)(c)	388,105

	Refining — 1.2%
295,000	Calumet Specialty Products Partners LP/Calumet Finance Corp., 9.375%, 5/01/2019(c)	320,075

	Retailers — 1.9%
500,000	Cencosud, S.A., 4.875%, 1/20/2023, 144A(c)	511,470

	Technology — 5.2%
600,000	Baidu, Inc., 2.250%, 11/28/2017(c)	603,720
400,000	First Data Corp., 9.875%, 9/24/2015(c)	408,000
375,000	Nuance Communications, Inc., 5.375%, 8/15/2020, 144A(c)	391,875

		1,403,595

	Textile — 0.8%
220,000	PVH Corp., 4.500%, 12/15/2022	222,200

	Treasuries — 2.0%
63,000(††)	Mexican Fixed Rate Bonds, Series M-10, 8.000%, 12/17/2015, (MXN)(c)	528,289

	Wirelines — 3.2%
500,000	AT&T, Inc., 2.625%, 12/01/2022	500,822
235,000	Frontier Communications Corp., 9.000%, 8/15/2031(c)	258,500
100,000	Level 3 Communications, Inc., 8.875%, 6/01/2019, 144A(c)	106,500

		865,822

	Total Non-Convertible Bonds (Identified Cost $10,786,013)	11,375,549

Convertible Bonds — 3.2%
	Automotive — 1.7%
500,000	Navistar International Corp., 3.000%, 10/15/2014(c)	456,563

	Metals & Mining — 1.5%
360,000	Alpha Appalachia Holdings, Inc., 3.250%, 8/01/2015(c)	346,500
60,000	Alpha Natural Resources, Inc., 2.375%, 4/15/2015(c)	55,725

		402,225

	Total Convertible Bonds (Identified Cost $854,321)	858,788

	Total Bonds and Notes (Identified Cost $11,640,334)	12,234,337

See accompanying notes to financial statements.

|  38

Consolidated Portfolio of Investments – as of December 31, 2012

Loomis Sayles Multi-Asset Real Return Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Senior Loans — 7.3%
	Airlines — 1.6%
$427,000	Delta Air Lines, Inc., Term Loan B1, 5.250%, 10/10/2018(b)	$430,096

	Chemicals — 2.2%
420,000	Houghton International, Inc., New Term Loan B, 5.250%, 12/20/2019(b)	423,415
180,000	Houghton International, Inc., New 2nd Lien Term Loan, 10.500%, 12/21/2020(b)	177,525

		600,940

	Financial Other — 0.4%
120,000	Harbourvest Partners LLC, Term Loan B, 4.750%, 11/21/2017(b)	120,150

	Gaming — 3.1%
810,000	MGM Resorts International, Term Loan B, 4.250%, 12/20/2019(b)	817,897

	Total Senior Loans (Identified Cost $1,940,456)	1,969,083

Shares
Common Stocks — 10.5%
	Auto Components — 1.4%
7,200	Johnson Controls, Inc.(c)	221,040
2,600	TRW Automotive Holdings Corp.(d)	139,386

		360,426

	Automobiles — 2.7%
32,300	Ford Motor Co.(c)	418,285
10,100	General Motors Co.(c)(d)	291,183

		709,468

	Commercial Banks — 2.1%
15,900	KeyCorp	133,878
2,700	PNC Financial Services Group, Inc.	157,437
20,000	Regions Financial Corp.	142,400
4,800	SunTrust Banks, Inc.	136,080

		569,795

	Communications Equipment — 0.6%
2,500	QUALCOMM, Inc.	155,050

	Computers & Peripherals — 1.5%
250	Apple, Inc.	133,257
5,500	EMC Corp.(d)	139,150
3,000	SanDisk Corp.(d)	130,680

		403,087

	Diversified Telecommunication Services — 0.5%
5,600	Level 3 Communications, Inc.(c)(d)	129,416

	Household Products — 0.6%
2,300	Clorox Co. (The)(c)	168,406

See accompanying notes to financial statements.

39  |

Consolidated Portfolio of Investments – as of December 31, 2012

Loomis Sayles Multi-Asset Real Return Fund – (continued)

Shares	Description	Value (†)
	Insurance — 0.6%
3,200	Prudential Financial, Inc.	$170,656

	Pharmaceuticals — 0.5%
2,000	Johnson & Johnson	140,200

	Total Common Stocks (Identified Cost $2,631,340)	2,806,504

Exchange Traded Funds — 8.5%
15,000	iShares Dow Jones US Home Construction Index Fund	317,400
4,900	iShares MSCI Brazil Index Fund	274,694
7,400	iShares MSCI Emerging Markets Index Fund	328,190
4,569	iShares MSCI South Korea Index Fund(c)	289,492
16,300	Vanguard MSCI Emerging Markets ETF(c)	725,839
5,800	WisdomTree Emerging Markets Equity Income Fund	331,296

	Total Exchange Traded Funds (Identified Cost $2,146,300)	2,266,911

Shares/Units of Currency (†††)
Purchased Options — 0.4%
	Options on Securities — 0.1%
30,000	SPDR® S&P 500® ETF Trust Put, expiring February 16, 2013 at 137	45,450

	Over-the-Counter Options on Currency — 0.3%
605,000	EUR Put, expiring June 20, 2013 at 1.2985(e)	9,883
1,600,000	EUR Put, expiring June 06, 2013 at 1.3010(f)	25,478
775,000	RUB Call, expiring April 23, 2013 at 32.29(g)	38,666

		74,027

	Total Purchased Options (Identified Cost $162,626)	119,477

Principal Amount (‡)
Short-Term Investments – 24.6%
$461,000	Repurchase Agreement with State Street Bank and Trust Company, dated 12/31/2012 at 0.010% to be repurchased at $461,000 on 1/02/2013 collateralized by $475,000 Federal Home Loan Mortgage Corp., 2.000% due 1/30/2023 valued at $472,023 including accrued interest (Note 2 of Notes to Financial Statements)(h)	461,000
1,767,256	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2012 at 0.010% to be repurchased at $1,767,257 on 1/02/2013 collateralized by $1,715,000 U.S. Treasury Note, 2.125% due 12/31/2015 valued at $1,802,894 including accrued interest (Note 2 of Notes to Financial Statements)	1,767,256
4,350,000	U.S. Treasury Bill, 0.131%, 3/21/2013(c)(h)(i)(j)	4,349,669

	Total Short-Term Investments (Identified Cost $6,577,005)	6,577,925

See accompanying notes to financial statements.

|  40

Consolidated Portfolio of Investments – as of December 31, 2012

Loomis Sayles Multi-Asset Real Return Fund – (continued)

	Description	Value (†)
	Total Investments – 97.0% (Identified Cost $25,098,061)(a)	$25,974,237
	Other assets less liabilities – 3.0%	802,213

	Net Assets – 100.0%	$26,776,450

Units of Currency (†††)
Written Options – (0.1%)
Over-the-Counter Options on Currency – (0.1)%
775,000	RUB Call, expiring April 23, 2013 at 31.35(g) (Premiums Received $11,936)	$(21,097)

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(†††)	Options on securities are expressed as shares. Options on currency are expressed as units of currency.
(a)	Federal Tax Information:
At December 31, 2012, the net unrealized appreciation on investments based on a cost of $25,130,706 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$928,921
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(85,390)

	Net unrealized appreciation	$843,531

(b)	Variable rate security. Rate as of December 31, 2012 is disclosed.
(c)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts, futures contracts, swap agreements or options.
(d)	Non-income producing security.
(e)	Counterparty is UBS AG.
(f)	Counterparty is Citibank, N.A.
(g)	Counterparty is Deutsche Bank AG.
(h)	All or a portion of this security is held by Loomis Sayles Multi-Asset Real Return Cayman Fund, Ltd., a wholly-owned subsidiary. See Note 1 of Notes to Financial Statements.
(i)	A portion of this security has been pledged as initial margin for open futures contracts.
(j)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of Rule 144A holdings amounted to $6,080,680 or 22.7% of net assets.

See accompanying notes to financial statements.

41  |

Consolidated Portfolio of Investments – as of December 31, 2012

Loomis Sayles Multi-Asset Real Return Fund – (continued)

ABS	Asset-Backed Securities
ETF	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipt

CAD	Canadian Dollar
EUR	Euro
MXN	Mexican Peso
RUB	New Russian Ruble

At December 31, 2012, the Fund had the following open credit default swap agreements:

Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Notional Value(‡)		Unamortized Up Front Premium Paid/ (Received)	Market Value	Unrealized Appreciation (Depreciation)	Fees Receivable/ (Payable)
Buy Protection
Bank of America, N.A.	CDX.NA.HY Series 19, 5-Year	(5.00%)	12/20/2017	$1,000,000		$32,307	$(3,053)	$(35,360)	$(1,667)
Morgan Stanley Capital Services Inc.	France Telecom	(1.00%)	6/20/2017	500,000	*	14,237	603	(13,634)	(220)
Morgan Stanley Capital Services Inc.	State Bank of India	(1.00%)	12/20/2016	250,000		20,876	7,166	(13,710)	(84)
UBS AG	Japan Government	(1.00%)	6/20/2017	1,000,000		(1,588)	(14,398)	(12,810)	(333)
UBS AG	State of Israel	(1.00%)	9/20/2017	1,000,000		24,596	11,396	(13,200)	(333)

Total							$1,714	$(88,714)	$(2,637)

(‡)	Notional value stated in U.S. dollars unless otherwise noted.
*	Notional value denominated in euros.

At December 31, 2012, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Sell[1]	1/22/2013	Australian Dollar	255,000	$264,432	$2,375
Buy[2]	1/07/2013	Brazilian Real	1,110,000	541,838	16,041
Sell[2]	1/07/2013	Brazilian Real	1,110,000	541,838	(7,928)
Buy[3]	1/03/2013	Canadian Dollar	300,000	301,593	484
Sell[3]	1/03/2013	Canadian Dollar	300,000	301,593	279
Sell[3]	2/05/2013	Canadian Dollar	300,000	301,395	(486)
Buy[1]	1/10/2013	Chilean Peso	128,000,000	267,107	1,409
Sell[1]	1/10/2013	Chilean Peso	128,000,000	267,107	1,660
Buy[1]	1/08/2013	Colombian Peso	971,000,000	549,325	15,808
Sell[1]	1/08/2013	Colombian Peso	971,000,000	549,325	(10,628)
Buy[1]	1/22/2013	Euro	400,000	528,066	(3,574)
Sell[1]	1/23/2013	Euro	100,000	132,018	493
Sell[2]	1/24/2013	Euro	260,000	343,249	1,129

See accompanying notes to financial statements.

|  42

Consolidated Portfolio of Investments – as of December 31, 2012

Loomis Sayles Multi-Asset Real Return Fund – (continued)

Contract to Buy/Sell (continued)	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Sell[4]	1/31/2013	Euro	250,000	$330,066	$427
Buy[1]	1/03/2013	Indian Rupee	14,600,000	266,472	1,355
Buy[1]	1/03/2013	Indian Rupee	14,600,000	266,472	(536)
Buy[3]	1/03/2013	Indian Rupee	14,100,000	257,346	(1,512)
Buy[1]	1/31/2013	Indian Rupee	15,000,000	272,235	594
Sell[1]	1/03/2013	Indian Rupee	29,200,000	532,944	(1,068)
Sell[3]	1/03/2013	Indian Rupee	14,100,000	257,346	(1,355)
Sell[2]	1/08/2013	Japanese Yen	21,800,000	251,632	13,094
Sell[1]	1/22/2013	Japanese Yen	22,000,000	253,970	8,506
Buy[1]	1/22/2013	Mexican Peso	3,500,000	270,314	1,046
Buy[1]	1/22/2013	Mexican Peso	3,400,000	262,591	(4,383)
Buy[1]	1/10/2013	South African Rand	3,500,000	412,458	4,271
Sell[1]	1/10/2013	South African Rand	3,500,000	412,458	(11,142)

Total					$26,359

At December 31, 2012, the Fund had the following open forward cross currency contracts:

Settlement Date	Deliver/Units of Currency		Receive1/Units of Currency		Unrealized Appreciation (Depreciation)
1/22/2013	Japanese Yen	44,522,417	South Korean Won	571,000,000	$18,737

1 Counterparty is Credit Suisse International.

2 Counterparty is Morgan Stanley Capital Services Inc.

3 Counterparty is Deutsche Bank AG.

4 Counterparty is Bank of America, N.A.

At December 31, 2012, open futures contracts purchased were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
5 Year U.S. Treasury Note	3/28/2013	48	$5,971,875	$6,662

Commodity Futures[5]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Copper High Grade	3/26/2013	2	$182,625	$(908)
Gold	2/26/2013	1	167,580	(4,034)
Lead	2/20/2013	6	348,000	28,162

Total				$23,220

See accompanying notes to financial statements.

43  |

Consolidated Portfolio of Investments – as of December 31, 2012

Loomis Sayles Multi-Asset Real Return Fund – (continued)

At December 31, 2012, open futures contracts sold were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
E-mini S&P 500®	3/15/2013	28	$1,988,140	$9,842
Ultra Long U.S. Treasury Bond	3/19/2013	10	1,625,938	4,357
10 Year U.S. Treasury Note	3/19/2013	9	1,195,031	8,140

Total				$22,339

Commodity Futures[5]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum HG	3/20/2013	4	$207,175	$2,050
Lead	2/20/2013	6	348,000	(22,650)

Total				$(20,600)

5 Commodity futures are held by Loomis Sayles Multi-Asset Real Return Cayman Fund Ltd., a wholly-owned subsidiary. See Note 1 of Notes to Financial Statements.

Industry Summary at December 31, 2012 (Unaudited)

Exchange Traded Funds	8.5%
Banking	7.4
Technology	5.2
Chemicals	4.4
Independent Energy	3.9
Construction Machinery	3.8
Media Cable	3.4
Wirelines	3.2
Gaming	3.1
Airlines	2.8
Automobiles	2.7
Commercial Banks	2.1
Treasuries	2.0
Other Investments, less than 2% each	19.9
Short-Term Investments	24.6

Total Investments	97.0
Other assets less liabilities (including open written options, swap agreements, forward foreign currency contracts and futures contracts)	3.0

Net Assets	100.0%

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of December 31, 2012

Loomis Sayles Strategic Alpha Fund*

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 77.1% of Net Assets
Non-Convertible Bonds — 73.5%
	ABS Home Equity — 7.4%
$1,247,081	American Home Mortgage Investment Trust, Series 2005-2, Class 4A2, 2.027%, 9/25/2045(b)	$1,189,226
1,877,117	Banc of America Funding Corp., Series 2004-B, Class 4A2, 3.003%, 11/20/2034(b)	1,659,938
975,208	Banc of America Funding Corp., Series 2008-R4, Class 1A4, 0.658%, 7/25/2037, 144A(b)	587,432
1,548,615	Bella Vista Mortgage Trust, Series 2005-1, Class 2A, 0.481%, 2/22/2035(b)	1,140,530
797,076	Citimortgage Alternative Loan Trust, Series 2006-A3, Class 1A7, 6.000%, 7/25/2036	610,199
1,490,878	Citimortgage Alternative Loan Trust, Series 2007-A6, Class 1A3, 6.000%, 6/25/2037	1,263,545
1,004,438	Countrywide Alternative Loan Trust, Series 2005-14, Class 2A1, 0.420%, 5/25/2035(b)	719,891
996,033	Countrywide Alternative Loan Trust, Series 2006-J4, Class 1A3, 6.250%, 7/25/2036	676,127
1,113,649	Countrywide Alternative Loan Trust, Series 2007-4, Class 1A7, 5.750%, 4/25/2037	942,580
296,347	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB4, Class 2A1, 2.773%, 9/20/2034(b)	276,030
1,938,957	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 3A3, 2.733%, 4/25/2035(b)	1,078,578
589,308	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 4A1, 0.480%, 4/25/2035(b)	412,111
2,865,703	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-13, Class A3, 5.500%, 6/25/2035	2,877,699
486,606	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-1, Class 3A4, 5.250%, 5/25/2028	481,544
1,562,536	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-10, Class 5A4, 5.500%, 11/25/2035	1,332,461
926,450	Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 4A1, 6.500%, 10/25/2021	762,055
2,522,456	Fremont Home Loan Trust, Series 2006-D, Class 2A3, 0.360%, 11/25/2036(b)	1,062,787
2,608,364	GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 2A1, 3.416%, 6/19/2035(b)	2,569,241
1,161,233	GMAC Mortgage Corp. Loan Trust, Series 2005-AR4, Class 3A1, 3.580%, 7/19/2035(b)	1,062,269
347,385	GSR Mortgage Loan Trust, Series 2004-14, Class 3A1, 3.123%, 12/25/2034(b)	303,612
1,154,920	GSR Mortgage Loan Trust, Series 2005-AR4, Class 4A1, 3.134%, 7/25/2035(b)	1,070,960
2,230,838	GSR Mortgage Loan Trust, Series 2006-8F, Class 4A17, 6.000%, 9/25/2036	1,922,376
215,040	Harborview Mortgage Loan Trust, Series 2004-11, Class 3A1A, 0.560%, 1/19/2035(b)	151,718
169,160	Harborview Mortgage Loan Trust, Series 2005-14, Class 2A1A, 3.083%, 12/19/2035(b)	154,751
2,031,616	Harborview Mortgage Loan Trust, Series 2005-14, Class 3A1A, 3.025%, 12/19/2035(b)	1,670,287

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of December 31, 2012

Loomis Sayles Strategic Alpha Fund*– (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$2,701,094	Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A, 0.320%, 5/25/2037(b)	$1,672,687
1,341,222	Indymac Index Mortgage Loan Trust, Series 2004-AR12, Class A1, 0.990%, 12/25/2034(b)	975,783
339,574	Indymac Index Mortgage Loan Trust, Series 2005-16IP, Class A1, 0.530%, 7/25/2045(b)	269,023
1,060,506	JPMorgan Alternative Loan Trust, Series 2006-A7, Class 1A1, 0.370%, 12/25/2036(b)	658,713
2,966,915	Lehman XS Trust, Series 2006-4N, Class A2A, 0.430%, 4/25/2046(b)	1,885,258
2,181,687	Lehman XS Trust, Series 2007-10H, Class 1A11, 0.330%, 7/25/2037(b)(c)	1,084,200
1,018,488	MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 1A1, 2.991%, 4/25/2036(b)	894,347
715,555	MASTR Adjustable Rate Mortgages Trust, Series 2007-1, Class I2A1, 0.370%, 1/25/2047(b)	471,709
2,352,686	MASTR Adjustable Rate Mortgages Trust, Series 2007-HF1, Class A1, 0.450%, 5/25/2037(b)	1,482,023
2,128,204	MASTR Asset Securitization Trust, Series 2007-1, Class 1A4, 6.500%, 11/25/2037	1,897,122
554,518	MLCC Mortgage Investors, Inc., Series 2006-2, Class 2A, 2.342%, 5/25/2036(b)	548,784
1,589,327	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 4A2, 5.500%, 11/25/2035	1,457,747
2,800,000	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5, 5.500%, 11/25/2035(d)	2,703,184
348,560	Provident Funding Mortgage Loan Trust, Series 2005-2, Class 2A1A, 2.940%, 10/25/2035(b)	344,972
3,272,990	Residential Asset Securitization Trust, Series 2005-A8CB, Class A9, 5.375%, 7/25/2035	2,743,718
1,437,216	Residential Funding Mortgage Securities, Series 2006-S1, Class 1A3, 5.750%, 1/25/2036	1,444,626
559,405	WaMu Mortgage Pass Through Certificates, Series 2006-AR11, Class 2A, 2.538%, 9/25/2046(b)	484,462
310,115	WaMu Mortgage Pass Through Certificates, Series 2006-AR17, Class 1A1A, 0.970%, 12/25/2046(b)	264,203
817,232	Wells Fargo Mortgage Backed Securities Trust, Series 2005-11, Class 2A3, 5.500%, 11/25/2035	845,603

		48,106,111

	ABS Other — 0.7%
2,461,927	Diamond Resorts Owner Trust, Series 2011-1, Class A, 4.000%, 3/20/2023, 144A(d)	2,533,382
730,000	DSC Floorplan Master Owner Trust, Series 2011-1, Class A, 3.910%, 3/15/2016, 144A	744,484
425,000	DSC Floorplan Master Owner Trust, Series 2011-1, Class B, 8.110%, 3/15/2016, 144A	429,022
953,176	Sierra Receivables Funding Co., Series 2012-1A, Class A, 2.840%, 11/20/2028, 144A	972,067

		4,678,955

	Aerospace & Defense — 1.7%
5,203,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	4,488,493

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of December 31, 2012

Loomis Sayles Strategic Alpha Fund*– (continued)

Principal Amount (‡)	Description	Value (†)
	Aerospace & Defense — continued
$1,835,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	$1,704,533
5,905,000	Textron Financial Corp., (fixed rate to 2/15/2017, variable rate thereafter), 6.000%, 2/15/2067, 144A(d)	5,137,350

		11,330,376

	Airlines — 2.8%
680,000	Continental Airlines Pass Through Certificates, Series 2012-2, Class A, 4.000%, 4/29/2026	715,700
505,000	Continental Airlines Pass Through Certificates, Series 2012-2, Class B, 5.500%, 4/29/2022	527,725
965,000	Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.125%, 4/29/2018, 144A	972,237
2,508,421	Continental Airlines Pass Through Trust, Series 1999-1, Class A, 6.545%, 8/02/2020	2,734,178
152,529	Continental Airlines Pass Through Trust, Series 1999-1, Class B, 6.795%, 2/02/2020	158,813
2,047,470	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, 2/10/2024	2,285,386
5,160,000	Doric Nimrod Air Finance Alpha Ltd., Pass Through Trust, Series 2012-1, Class A, 5.125%, 11/30/2024, 144A(d)	5,392,200
1,868,106	US Airways Pass Through Trust, Series 2011-1A, Class A, 7.125%, 4/22/2025	2,101,620
1,615,000	US Airways Pass Through Trust, Series 2012-1A, Class A, 5.900%, 4/01/2026	1,760,350
1,310,000	US Airways Pass Through Trust, Series 2012-2A, Class A , 4.625%, 12/03/2026	1,332,925

		17,981,134

	Automotive — 0.5%
3,000,000	Ford Credit Canada Ltd., 4.875%, 3/17/2014, (CAD)(d)	3,112,557

	Banking — 5.5%
1,500,000,000	Banco Santander Chile, 6.500%, 9/22/2020, 144A, (CLP)	3,133,159
900,000	Bankia, S.A., 4.375%, 2/14/2017, (EUR)	1,104,724
3,950,000	Barclays Bank PLC, EMTN, 6.000%, 1/14/2021, (EUR)(d)	5,893,488
4,735,000	Lloyds TSB Bank PLC, EMTN, 6.500%, 3/24/2020, (EUR)(d)	7,138,712
5,990,000	Rabobank Nederland NV, 3.950%, 11/09/2022	6,133,964
3,105,000	Royal Bank of Scotland Group PLC, 6.125%, 12/15/2022	3,277,271
2,000,000	Royal Bank of Scotland PLC (The), EMTN, 4.350%, 1/23/2017, (EUR)	2,704,088
1,950,000	Royal Bank of Scotland PLC (The), EMTN, 6.934%, 4/09/2018, (EUR)	2,904,993
2,100,000	Societe Generale, S.A., (fixed rate to 9/04/2019, variable rate thereafter), 9.375%, 9/29/2049, (EUR)	3,097,010

		35,387,409

	Building Materials — 1.4%
2,400,000	Odebrecht Finance Ltd., 7.125%, 6/26/2042, 144A(d)	2,784,000
5,960,000	Owens Corning, 4.200%, 12/15/2022(d)	6,061,231

		8,845,231

	Chemicals — 0.7%
3,170,000	Hercules, Inc., 6.500%, 6/30/2029	2,853,000
1,800,000	Mexichem SAB de CV, 6.750%, 9/19/2042, 144A	2,020,500

		4,873,500

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of December 31, 2012

Loomis Sayles Strategic Alpha Fund* – (continued)

Principal Amount (‡)	Description	Value (†)
	Commercial Mortgage-Backed Securities — 5.4%
$950,000	Bear Stearns Commercial Mortgage Securities, Series 2003-PWR2, Class E, 5.812%, 5/11/2039, 144A(b)	$963,704
4,565,000	CFCRE Commercial Mortgage Trust, Series 2011-C1, Class D, 5.549%, 4/15/2044, 144A(b)(d)	4,899,843
2,376,607	CW Capital Cobalt Ltd., Series 2006-C1, Class AM, 5.254%, 8/15/2048	2,527,621
5,109,000	DBUBS Mortgage Trust, Series 2011-LC1A, Class E, 5.557%, 11/10/2046, 144A(b)(d)	5,318,612
4,340,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.789%, 8/10/2045(b)(d)	4,201,202
1,520,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class AM, 5.464%, 1/15/2049	1,639,393
1,300,000	Morgan Stanley Capital I, Series 2011-C1, Class E, 5.254%, 9/15/2047, 144A(b)	1,293,313
2,125,000	Morgan Stanley Capital I, Series 2011-C2, Class E, 5.317%, 6/15/2044, 144A(b)	2,078,328
1,325,000	Morgan Stanley Capital I Trust, Series 2007-HQ12, Class AM, 5.575%, 4/12/2049(b)	1,400,850
3,700,000	Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.789%, 8/12/2045, 144A(b)(d)	4,143,164
1,000,000	Morgan Stanley Re-REMIC Trust, Series 2010-GG10, Class A4B, 5.789%, 8/15/2045, 144A(b)	1,119,774
5,400,000	WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class D, 5.465%, 2/15/2044, 144A(b)(d)	5,355,542

		34,941,346

	Consumer Products — 0.2%
1,555,000	Visant Corp., 10.000%, 10/01/2017	1,395,613

	Diversified Manufacturing — 1.3%
3,000,000	Mcron Finance Sub LLC/Mcron Finance Corp., 8.375%, 5/15/2019, 144A(d)	3,075,000
4,500,000	Votorantim Cimentos S.A., 7.250%, 4/05/2041, 144A(d)	5,040,000

		8,115,000

	Electric — 2.2%
4,205,000	Cia de Eletricidade do Estado da Bahia, 11.750%, 4/27/2016, 144A, (BRL)	2,189,783
4,700,000,000	Empresas Publicas de Medellin E.S.P., 8.375%, 2/01/2021, 144A, (COP)(d)	3,072,422
1,800,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	1,743,025
800,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	835,600
5,510,000	Energy Future Holdings Corp., 10.000%, 1/15/2020(d)	6,157,425

		13,998,255

	Financial Other — 0.8%
5,200,000	Cielo S.A./Cielo USA, Inc., 3.750%, 11/16/2022, 144A	5,132,400

	Food & Beverage — 0.8%
4,600,000	BRF—Brazil Foods S.A., 5.875%, 6/06/2022, 144A(d)	5,071,500

	Government Owned — No Guarantee — 2.3%
6,000,000	Gazprom Neft OAO Via GPN Capital S.A., 4.375%, 9/19/2022, 144A(d)	6,135,000
2,240,000	Petrobras Global Finance BV, 4.250%, 10/02/2023, (EUR)	3,108,590
700,000(††)	Petroleos Mexicanos, 7.650%, 11/24/2021, 144A, (MXN)(d)	5,931,395

		15,174,985

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of December 31, 2012

Loomis Sayles Strategic Alpha Fund* – (continued)

Principal Amount (‡)	Description	Value (†)
	Government Sponsored — 0.6%
1,410,000	EDP Finance BV, EMTN, 2.250%, 2/11/2021, (CHF)	$1,386,013
2,275,000	Eksportfinans ASA, 2.000%, 9/15/2015	2,177,553
55,000	Eksportfinans ASA, 2.375%, 5/25/2016	52,470

		3,616,036

	Healthcare — 0.3%
1,425,000	HCA Holdings, Inc., 6.250%, 2/15/2021	1,460,625
450,000	Owens & Minor, Inc., 6.350%, 4/15/2016(e)	493,584

		1,954,209

	Independent Energy — 2.9%
2,335,000	Connacher Oil and Gas Ltd., 8.500%, 8/01/2019, 144A(d)	1,587,800
2,660,000	Halcon Resources Corp., 9.750%, 7/15/2020, 144A(d)	2,872,800
5,530,000	Newfield Exploration Co., 5.625%, 7/01/2024	5,972,400
2,760,000	OGX Austria GmbH, 8.375%, 4/01/2022, 144A	2,304,600
3,400,000	OGX Austria GmbH, 8.500%, 6/01/2018, 144A	3,060,000
2,925,000	Plains Exploration & Production Co., 6.500%, 11/15/2020	3,239,437

		19,037,037

	Industrial Other — 0.6%
3,900,000	Steelcase, Inc., 6.375%, 2/15/2021(d)	4,154,966

	Integrated Energy — 1.6%
5,200,000	Eni S.p.A., 4.150%, 10/01/2020, 144A	5,325,102
4,910,000	Sasol Financing International PLC, 4.500%, 11/14/2022	4,934,550

		10,259,652

	Life Insurance — 1.6%
6,263,000	AXA S.A., (fixed rate to 12/14/2036, variable rate thereafter), 6.379%, 12/29/2049, 144A(d)	6,137,740
3,300,000	Metlife Capital Trust IV, 7.875%, 12/15/2067, 144A(d)	4,042,500

		10,180,240

	Media Cable — 0.3%
1,500,000	Shaw Communications, Inc., 6.750%, 11/09/2039, (CAD)	1,669,016

	Media Non-Cable — 1.7%
5,535,000	Clear Channel Communications, Inc., 5.500%, 9/15/2014	5,161,387
5,720,000	Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/2020	5,762,900
230,000	Clear Channel Worldwide Holdings, Inc., Series A, 7.625%, 3/15/2020	229,425

		11,153,712

	Metals & Mining — 4.6%
5,700,000	Anglo American Capital PLC, 4.125%, 9/27/2022, 144A	5,955,064
2,940,000	AngloGold Ashanti Holdings PLC, 5.125%, 8/01/2022	2,979,640
4,875,000	ArcelorMittal, 7.250%, 3/01/2041	4,521,562
2,280,000	New Gold, Inc., 6.250%, 11/15/2022, 144A	2,359,800
2,830,000	Newcrest Finance Pty Ltd., 4.200%, 10/01/2022, 144A	2,910,635
3,175,000	Samarco Mineracao S.A., 4.125%, 11/01/2022, 144A	3,230,563
3,820,000	Teck Resources Ltd., 5.400%, 2/01/2043	4,041,464
3,440,000	Xstrata Finance Canada Ltd., 5.300%, 10/25/2042, 144A	3,453,086

		29,451,814

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of December 31, 2012

Loomis Sayles Strategic Alpha Fund* – (continued)

Principal Amount (‡)	Description	Value (†)
	Non-Captive Diversified — 1.4%
$4,700,000	General Electric Capital Corp., Series A, (fixed rate to 6/15/2022, variable rate thereafter), 7.125%, 12/15/2049(d)	$5,312,363
2,500,000	General Electric Capital Corp., Series B, (fixed rate to 12/15/2022, variable rate thereafter), 6.250%, 12/15/2049	2,722,450
600,000	GMAC International Finance BV, 7.500%, 4/21/2015, (EUR)	866,416

		8,901,229

	Oil Field Services — 2.0%
1,245,000	Basic Energy Services, Inc., 7.750%, 2/15/2019	1,238,775
3,305,000	Basic Energy Services, Inc., 7.750%, 10/15/2022, 144A	3,222,375
2,970,000	Global Geophysical Services, Inc., 10.500%, 5/01/2017(d)	2,643,300
3,200,000	Rosneft Oil Co. via Rosneft International Finance Ltd., 4.199%, 3/06/2022, 144A	3,256,000
2,500,000	Schahin II Finance Co. SPV Ltd., 5.875%, 9/25/2023, 144A(d)	2,668,750

		13,029,200

	Pharmaceuticals — 0.7%
875,000	Valeant Pharmaceuticals International, 6.375%, 10/15/2020, 144A	938,438
3,380,000	VPI Escrow Corp., 6.375%, 10/15/2020, 144A	3,625,050

		4,563,488

	Pipelines — 0.7%
3,825,000	IFM US Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	4,227,206

	Sovereigns — 0.7%
2,300,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	1,367,643
51,553,362	Uruguay Government International Bond, 4.250%, 4/05/2027, (UYU)	3,131,056

		4,498,699

	Supermarkets — 0.3%
760,000	Delhaize Group S.A., 5.700%, 10/01/2040	712,368
1,290,000	SUPERVALU, Inc., 7.500%, 11/15/2014	1,251,300

		1,963,668

	Technology — 2.0%
1,430,000	Advanced Micro Devices, Inc., 7.500%, 8/15/2022, 144A	1,176,175
3,840,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	2,918,400
1,300,000	Baidu, Inc., 3.500%, 11/28/2022	1,303,648
2,680,000	Hewlett-Packard Co., 4.650%, 12/09/2021(d)	2,690,425
4,955,000	Ingram Micro, Inc., 5.000%, 8/10/2022	5,083,771

		13,172,419

	Treasuries — 12.8%
25,200,000	Canadian Government, 1.750%, 3/01/2013, (CAD)(d)	25,366,193
2,550,000,000	Chile Government International Bond, 5.500%, 8/05/2020, (CLP)	5,925,588
6,600,000,000	Korea Treasury Bond, 3.250%, 12/10/2014, (KRW)	6,211,796
18,565,000	Malaysia Government Bond, 3.314%, 10/31/2017, (MYR)	6,087,037
1,260,000(††)	Mexican Fixed Rate Bonds, Series M, 6.000%, 6/18/2015, (MXN)(d)	10,012,946
620,000(††)	Mexican Fixed Rate Bonds, Series M-10, 8.000%, 12/17/2015, (MXN)	5,199,035
325,500(††)	Mexican Fixed Rate Bonds, Series M-10, 8.500%, 12/13/2018, (MXN)(d)	2,946,500
200,000(††)	Mexican Fixed Rate Bonds, Series MI-10, 8.000%, 12/19/2013, (MXN)	1,596,981
7,550,000	Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, (EUR)(d)	8,109,241
50,800,000	South Africa Government Bond, 7.750%, 2/28/2023, (ZAR)	6,418,046

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of December 31, 2012

Loomis Sayles Strategic Alpha Fund* – (continued)

Principal Amount (‡)	Description	Value (†)
	Treasuries — continued
2,560,000	Spain Government Bond, 4.300%, 10/31/2019, (EUR)	$3,306,424
1,280,000	Spain Government Bond, 4.650%, 7/30/2025, (EUR)	1,543,779

		82,723,566

	Wireless — 0.8%
4,700,000	Telemar Norte Leste S.A., 5.500%, 10/23/2020, 144A(d)	4,888,000

	Wirelines — 4.2%
2,315,000	Colombia Telecomunicaciones S.A., E.S.P., 5.375%, 9/27/2022, 144A	2,352,619
520,000	Level 3 Communications, Inc., 8.875%, 6/01/2019, 144A	553,800
1,170,000	Level 3 Financing, Inc., 8.625%, 7/15/2020	1,298,700
12,200,000	Oi S.A., 9.750%, 9/15/2016, 144A, (BRL)(d)	6,256,410
7,534,000	Qwest Corp., 7.200%, 11/10/2026(d)	7,575,437
1,100,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	1,075,250
850,000	Telecom Italia Capital S.A., 7.200%, 7/18/2036	887,400
1,250,000	Telecom Italia Capital S.A., 7.721%, 6/04/2038	1,353,125
250,000	Telefonica Emisiones SAU, 5.134%, 4/27/2020	262,813
525,000	Telefonica Emisiones SAU, 5.462%, 2/16/2021	559,781
2,000,000	Telefonica Emisiones SAU, 7.045%, 6/20/2036	2,160,000
1,500,000	Telefonica Emisiones SAU, EMTN, 5.597%, 3/12/2020, (GBP)	2,545,711

		26,881,046

	Total Non-Convertible Bonds (Identified Cost $454,430,162)	474,469,575

Convertible Bonds — 3.6%
	Automotive — 0.6%
1,610,000	Ford Motor Co., 4.250%, 11/15/2016	2,551,850
755,000	TRW Automotive, Inc., 3.500%, 12/01/2015	1,442,522

		3,994,372

	Independent Energy — 0.1%
425,000	Chesapeake Energy Corp., 2.750%, 11/15/2035	406,406

	Metals & Mining — 0.4%
2,515,000	Peabody Energy Corp., 4.750%, 12/15/2066	2,422,260

	Pharmaceuticals — 0.5%
905,000	Gilead Sciences, Inc., Series D, 1.625%, 5/01/2016	1,526,056
315,000	Mylan, Inc., 3.750%, 9/15/2015	669,572
1,210,000	Vertex Pharmaceuticals, Inc., 3.350%, 10/01/2015	1,360,494

		3,556,122

	Technology — 1.7%
1,330,000	Ciena Corp., 3.750%, 10/15/2018, 144A	1,497,081
1,340,000	EMC Corp., Series B, 1.750%, 12/01/2013	2,138,975
2,085,000	Intel Corp., 3.250%, 8/01/2039	2,443,360
815,000	Micron Technology, Inc., Series B, 1.875%, 8/01/2031	744,706
1,515,000	Micron Technology, Inc., Series D, 3.125%, 5/01/2032, 144A	1,475,231
2,140,000	SanDisk Corp., 1.500%, 8/15/2017	2,482,400

		10,781,753

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of December 31, 2012

Loomis Sayles Strategic Alpha Fund* – (continued)

Principal Amount (‡)	Description	Value (†)
	Textile — 0.3%
$2,200,000	Iconix Brand Group, Inc., 2.500%, 6/01/2016, 144A	$2,278,375

	Total Convertible Bonds (Identified Cost $24,322,377)	23,439,288

	Total Bonds and Notes (Identified Cost $478,752,539)	497,908,863

Senior Loans — 9.4%
	Aerospace & Defense — 0.2%
650,000	Sequa Corporation, New Term Loan B, 5.250%, 12/19/2017(b)	653,452
587,000	Six3 Systems, Inc., Term Loan B, 7.000%, 10/04/2019(b)	584,065

		1,237,517

	Automotive — 0.3%
572,000	Navistar International Corporation, Term Loan B, 7.000%, 8/17/2017(b)	573,430
1,228,810	TI Group Automotive Systems, LLC, New Term Loan, 6.750%, 3/14/2018(b)	1,234,953
232,418	Transtar Holding Company, 1st Lien Term Loan, 5.500%, 10/09/2018(b)	234,161

		2,042,544

	Building Materials — 0.1%
327,180	CPG International, Inc., Term Loan, 5.750%, 9/18/2019(b)	328,613

	Chemicals — 0.7%
952,800	Ascend Performance Materials, LLC, Term Loan B, 6.750%, 4/10/2018(b)	946,845
940,000	Houghton International, Inc., New Term Loan B, 5.250%, 12/20/2019(b)	947,642
1,150,500	Kronos Worldwide, Inc., Term Loan B, 5.750%, 6/13/2018(b)	1,160,567
661,633	Nexeo Solutions, LLC, Term Loan B, 5.000%, 9/08/2017(b)	648,817
1,191,000	Taminco Global Chemical Corporation, Term Loan B1, 5.250%, 2/15/2019(b)	1,196,955

		4,900,826

	Consumer Cyclical Services — 0.4%
92,239	Instant Web, Inc., Delayed Draw Term Loan, 3.587%, 8/07/2014(b)	70,794
879,359	Instant Web, Inc., Term Loan B, 3.587%, 8/07/2014(b)	674,908
1,370,000	SRA International, Inc., Term Loan B, 6.500%, 7/20/2018(b)	1,291,225
686,550	West Corporation, Term Loan B6, 5.750%, 6/29/2018(b)	696,326

		2,733,253

	Consumer Products — 0.5%
969,000	Serta Simmons Holdings, LLC, Term Loan, 5.000%, 10/01/2019(b)	969,804
957,000	Tempur-Pedic International, Inc., New Term Loan B, 12/12/2019(f)	967,939
1,471,901	Visant Holding Corp., Term Loan B, 5.250%, 12/22/2016(b)	1,333,910

		3,271,653

	Diversified Manufacturing — 0.2%
1,086,621	Edwards (Cayman Islands II) Limited, Extended 1st Lien Term Loan, 5.500%, 5/31/2016(b)	1,086,957

	Electric — 0.1%
623,438	Calpine Corporation, Term Loan B3, 4.500%, 4/02/2018(b)	628,475

	Entertainment — 0.1%
417,000	WMG Acquisition Corp., Term Loan, 5.250%, 11/01/2018(b)	421,433

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of December 31, 2012

Loomis Sayles Strategic Alpha Fund* – (continued)

Principal Amount (‡)	Description	Value (†)
	Financial Other — 0.3%
$770,000	Clipper Acquisitions Corp., Term Loan B, 12/20/2019(f)	$770,000
824,000	Harbourvest Partners, LLC, Term Loan B, 4.750%, 11/21/2017(b)	825,030
200,000	Nuveen Investments, Inc., Extended 1st Lien Term Loan, 5.811%, 5/13/2017(g)	200,700

		1,795,730

	Food & Beverage — 0.1%
316,608	DS Waters Enterprises LP, 1st Lien Term Loan, 10.500%, 8/29/2017(b)	324,523

	Gaming — 0.4%
2,770,000	MGM Resorts International, Term Loan B, 4.250%, 12/20/2019(b)	2,797,007

	Healthcare — 0.7%
505,960	AssuraMed Holding, Inc., 1st Lien Term Loan, 5.500%, 10/24/2019(b)	510,706
428,000	Kindred Healthcare, Inc., Add on Term Loan B, 6.000%, 6/01/2018(b)	417,300
504,874	Kindred Healthcare, Inc., Term Loan, 5.250%, 6/01/2018(b)	492,252
265,000	TriZetto Group, Inc., (The), 2nd Lien Term Loan D, 8.500%, 3/27/2019(b)	262,350
1,291,859	TriZetto Group, Inc., (The), Term Loan B, 4.750%, 5/02/2018(b)	1,278,398
1,483,098	Truven Health Analytics, Inc., New Term Loan B, 5.750%, 6/06/2019(b)	1,482,639
399,000	United Surgical Partners International, Inc., Incremental Term Loan, 6.000%, 4/03/2019(b)	401,326

		4,844,971

	Industrial Other — 0.6%
119,032	Brand Energy & Infrastructure Services, Inc., Term Loan 1 Canadian, 10/23/2018(f)	117,574
122,596	Brand Energy & Infrastructure Services, Inc., Term Loan 1 Canadian, 6.250%, 10/23/2018(b)	121,094
495,968	Brand Energy & Infrastructure Services, Inc., Term Loan B1 US, 10/16/2018(f)	489,892
510,817	Brand Energy & Infrastructure Services, Inc., Term Loan B1 US, 6.250%, 10/16/2018(b)	504,559
555,000	Dematic S.A, Term Loan, 12/27/2019(f)	555,000
644,000	Hamilton Sundstrand Industrial, 1st Lien Term Loan, 5.000%, 12/13/2019(b)	649,635
874,808	Jimmy Sanders Incorporated, Term Loan, 6.750%, 11/14/2018(b)	855,125
370,000	WESCO Distribution, Inc., Term Loan B, 4.500%, 12/12/2019(b)	371,465

		3,664,344

	Media Non-Cable — 0.3%
1,141,000	Getty Images, Inc., Term Loan B, 4.750%, 10/18/2019(b)	1,141,000
2,358,000	RBS International Direct Marketing, LLC, Term Loan B, 9.250%, 3/23/2017(b)	848,880

		1,989,880

	Metals & Mining — 1.2%
698,246	Arch Coal, Inc., Term Loan B, 5.750%, 5/16/2018(b)	704,468
428,925	Essar Steel Algoma, Inc., ABL Term Loan, 8.750%, 9/19/2014(b)	422,491
1,334,503	Fairmount Minerals Ltd., New Term Loan B, 5.250%, 3/15/2017(b)	1,327,550
2,825,918	FMG America Finance, Inc., Term Loan, 5.250%, 10/18/2017(b)	2,847,112
903,750	Patriot Coal Corporation, DIP First-Out Term Loan, 9.250%, 10/04/2013(b)	906,579
1,369,000	Phoenix Services, LLC, Term Loan, 7.750%, 6/30/2017(b)	1,375,845
502,463	Preferred Proppants, LLC, Term Loan B, 7.500%, 12/15/2016(b)	462,265

		8,046,310

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of December 31, 2012

Loomis Sayles Strategic Alpha Fund* – (continued)

Principal Amount (‡)	Description	Value (†)
	Oil Field Services — 0.1%
$340,000	Pinnacle Holdco S.A.R.L., 2nd Lien Term Loan, 10.500%, 7/24/2020(b)	$342,975

	Packaging — 0.1%
583,538	TricorBraun, Inc., New Term Loan B, 5.503%, 5/03/2018(g)	585,177

	Pharmaceuticals — 0.7%
629,423	Par Pharmaceutical Companies, Inc., Term Loan B, 5.000%, 9/30/2019(b)	628,245
1,555,000	Quintiles Transnational Corp., New Term Loan B, 6/08/2018(f)	1,562,775
1,435,000	Valeant Pharmaceuticals International, Inc., Series C, Tranche B, 4.250%, 12/11/2019(b)	1,441,874
1,039,000	Valeant Pharmaceuticals International, Inc., Series D, Tranche B, 4.250%, 2/13/2019(b)	1,044,746

		4,677,640

	Pipelines — 0.2%
1,186,071	NGPL PipeCo, LLC, Term Loan B, 6.750%, 9/15/2017(b)	1,211,275

	Property & Casualty Insurance — 0.2%
410,000	AmWINS Group, Inc., New 2nd Lien Term Loan, 9.250%, 12/06/2019(b)	413,587
330,000	Applied Systems, Inc., 2nd Lien Term Loan, 9.500%, 6/08/2017(b)	330,413
515,108	Applied Systems, Inc., Incremental Term Loan A, 5.500%, 12/08/2016(b)	517,683

		1,261,683

	Restaurants — 0.0%
261,345	P.F. Chang’s China Bistro, Inc., Term Loan B, 5.250%, 7/02/2019(b)	264,612

	Retailers — 0.3%
1,464,000	Bass Pro Group, LLC, New Term Loan, 4.000%, 10/21/2019(b)	1,464,908
236,000	David’s Bridal, Inc., New Term Loan B, 5.000%, 10/11/2019(b)	236,394

		1,701,302

	Supermarkets — 0.1%
635,000	Acosta, Inc., Term Loan D, 5.000%, 3/02/2018(b)	640,556

	Technology — 0.8%
559,011	Blackboard, Inc., Term Loan B, 7.500%, 10/04/2018(b)	564,075
1,219,460	Blackboard, Inc., Term Loan B2, 6.250%, 10/04/2018(b)	1,218,448
795,000	First Data Corporation, 2018 Add-on Term Loan, 5.211%, 9/24/2018(b)	778,536
1,014,000	NXP B.V., Term Loan C, 4.750%, 1/11/2020(b)	1,019,496
1,510,000	Riverbed Technology, Inc., Term Loan, 4.000%, 12/18/2019(b)	1,521,959
456,000	SunGard Data Systems, Inc., Term Loan D, 1/31/2020(f)	459,420

		5,561,934

	Transportation Services — 0.1%
518,000	FleetPride Corporation, 1st Lien Term Loan, 5.250%, 11/19/2019(b)	518,161

	Utility Other — 0.1%
380,000	Sensus USA, Inc., 2nd Lien Term Loan, 8.500%, 5/09/2018(b)	380,000

	Wireless — 0.2%
1,227,496	MetroPCS Wireless, Inc., New Term Loan B3, 4.000%, 3/16/2018(b)	1,228,650

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of December 31, 2012

Loomis Sayles Strategic Alpha Fund* – (continued)

Principal Amount (‡)	Description	Value (†)
	Wirelines — 0.3%
$1,440,000	Level 3 Financing, Inc., Term Loan, 4.750%, 8/01/2019(b)	$1,446,005
820,937	Zayo Group, LLC, REFI Term Loan B, 5.250%, 7/02/2019(b)	829,918

		2,275,923

	Total Senior Loans (Identified Cost $61,893,759)	60,763,924

Shares
Preferred Stocks — 3.8%
Non-Convertible Preferred Stocks — 2.3%
	Banking — 1.5%
148,056	Capital One Financial Corp., Series B, 6.000%	3,680,672
247,273	SunTrust Banks, Inc., 5.875%	6,050,770

		9,731,442

	Non-Captive Diversified — 0.8%
2,590	Ally Financial, Inc., Series G, 7.000%, 144A	2,543,785
102,000	Montpelier Re Holdings Ltd., 8.875%	2,751,960

		5,295,745

	Total Non-Convertible Preferred Stocks (Identified Cost $14,675,481)	15,027,187

Convertible Preferred Stocks — 1.5%
	Automotive — 0.5%
72,200	General Motors Co., Series B, 4.750%	3,186,186

	Banking — 0.7%
1,388	Bank of America Corp., Series L, 7.250%	1,575,380
2,240	Wells Fargo & Co., Series L, Class A, 7.500%(d)	2,744,000

		4,319,380

	Independent Energy — 0.2%
1,500	Chesapeake Energy Corp., Series A, 5.750%, 144A	1,332,188

	REITs — Healthcare — 0.1%
8,000	Health Care REIT, Inc., Series I, 6.500%	457,520

	Total Convertible Preferred Stocks (Identified Cost $9,404,587)	9,295,274

	Total Preferred Stocks (Identified Cost $24,080,068)	24,322,461

Common Stocks — 3.3%
	Chemicals — 0.1%
54,452	Tronox Ltd., Class A	993,749

	Diversified Financial Services — 0.2%
27,800	JPMorgan Chase & Co.	1,222,366

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of December 31, 2012

Loomis Sayles Strategic Alpha Fund* – (continued)

Shares	Description	Value (†)
	Diversified Telecommunication Services — 0.9%
44,327	AT&T, Inc.	$1,494,263
87,030	Deutsche Telekom AG, Sponsored ADR	988,835
35,730	France Telecom S.A., Sponsored ADR	394,816
83,776	Telefonica S.A., Sponsored ADR	1,130,138
43,618	Verizon Communications, Inc.(d)	1,887,351

		5,895,403

	Industrial Conglomerates — 0.1%
5,425	Siemens AG, Sponsored ADR	593,875

	Metals & Mining — 0.2%
10,935	Barrick Gold Corp.	382,834
8,416	Goldcorp, Inc.	308,867
6,635	Newmont Mining Corp.	308,130

		999,831

	Oil, Gas & Consumable Fuels — 1.0%
11,400	Chevron Corp.	1,232,796
17,200	ExxonMobil Corp.	1,488,660
21,700	Royal Dutch Shell PLC, ADR	1,496,215
19,625	Statoil ASA, Sponsored ADR	491,410
33,125	Total S.A., Sponsored ADR	1,722,831

		6,431,912

	Pharmaceuticals — 0.2%
15,000	Bristol-Myers Squibb Co.	488,850
10,500	GlaxoSmithKline PLC, Sponsored ADR	456,435
20,750	Pfizer, Inc.	520,410

		1,465,695

	Semiconductors & Semiconductor Equipment — 0.1%
13,000	KLA-Tencor Corp.	620,880

	Software — 0.1%
16,290	Microsoft Corp.	435,432

	Textiles, Apparel & Luxury Goods — 0.1%
10,168	NIKE, Inc., Class B	524,669

	Tobacco — 0.2%
27,290	Altria Group, Inc.	857,452
5,330	Philip Morris International, Inc.	445,801

		1,303,253

	Wireless Telecommunication Services — 0.1%
37,300	Vodafone Group PLC, Sponsored ADR	939,587

	Total Common Stocks (Identified Cost $21,520,508)	21,426,652

See accompanying notes to financial statements.

|  56

Portfolio of Investments – as of December 31, 2012

Loomis Sayles Strategic Alpha Fund* – (continued)

Notional Amount/ Shares (†††)	Description	Value (†)
Purchased Swaptions — 0.7%
	Interest Rate Swaptions — 0.7%
$500,000,000	1-year Interest Rate Swap Put, expiring 10/03/2013, Receive 0.2475%, Pay 3-month LIBOR(h)	$56,500
100,000,000	5-year Interest Rate Swap Put, expiring 10/03/2013, Receive 1.078%, Pay 3-month LIBOR(h)	788,300
40,000,000	30-year Interest Rate Swap Call, expiring 10/03/2014, Receive 3-month LIBOR, Pay 2.846%(i)	4,109,560

	Total Purchased Swaptions (Identified Cost $5,192,750)	4,954,360

Purchased Options — 0.1%
	Options on Securities — 0.1%
129,600	SPDR® S&P 500® ETF Trust, Put expiring March 16, 2013 at 139
	(Identified Cost $493,572)	390,744

Principal Amount (‡)
Short-Term Investments — 5.3%
285,159	Repurchase Agreement with State Street Bank and Trust Company, dated 12/31/2012 at 0.010% to be repurchased at $285,159 on 1/02/2013 collateralized by $300,000 Federal National Mortgage Association, 2.080% due 11/02/2022 valued at $300,460 including accrued interest (Note 2 of Notes to Financial Statements)	285,159
28,918,458	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2012 at 0.010% to be repurchased at $28,918,474 on 1/02/2013 collateralized by $29,425,000 Federal Home Loan Bank, 0.370% due 8/09/2013 valued at $29,498,563 including accrued interest (Note 2 of Notes to Financial Statements)	28,918,458
5,000,000	U.S. Treasury Bill, 0.131%, 3/21/2013(j)(k)	4,999,620

	Total Short-Term Investments (Identified Cost $34,202,180)	34,203,237

	Total Investments — 99.7% (Identified Cost $626,135,376)(a)	643,970,241
	Other assets less liabilities — 0.3%	2,129,405

	Net Assets — 100.0%	$646,099,646

Notional Amount (†††)
Written Swaptions — (0.4%)
	Interest Rate Swaptions — (0.4%)
500,000,000	1-year Interest Rate Swap Put, expiring 10/03/2013, Pay 0.3975%, Receive 3-month LIBOR(h)	$(372,500)
100,000,000	5-year Interest Rate Swap Put, expiring 10/03/2013, Pay 0.734%, Receive 3-month LIBOR(h)	(145,400)
40,000,000	30-year Interest Rate Swap Call, expiring 10/03/2014, Pay 3-month LIBOR, Receive 3.346%(i)	(2,370,840)

	Total Written Swaptions (Premiums Received $3,148,500)	$(2,888,740)

See accompanying notes to financial statements.

57  |

Portfolio of Investments – as of December 31, 2012

Loomis Sayles Strategic Alpha Fund* – (continued)

*	Formerly Loomis Sayles Absolute Strategies Fund.
(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(†††)	Interest rate swaptions are expressed as Notional Amount. Options on securities are expressed as shares.
(a)	Federal Tax Information:
At December 31, 2012, the net unrealized appreciation on investments based on a cost of $627,863,103 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$27,373,488
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(11,266,350)

	Net unrealized appreciation	$16,107,138

(b)	Variable rate security. Rate as of December 31, 2012 is disclosed.
(c)	The issuer is making partial payments with respect to interest and/or principal. Income is not being accrued.
(d)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts, futures contracts, swap agreements or interest rate swaptions.
(e)	Illiquid security. At December 31, 2012, the value of this security amounted to $493,584 or 0.1% of net assets.
(f)	Position is unsettled. Contract rate was not determined at December 31, 2012 and does not take effect until settlement date.
(g)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at December 31, 2012.
(h)	Counterparty is Citibank, N.A.
(i)	Counterparty is Bank of America, N.A.
(j)	All or a portion of this security has been pledged as collateral for open forward foreign currency contracts and swap agreements and as initial margin for open futures contracts.
(k)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of Rule 144A holdings amounted to $179,828,437 or 27.8% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
ETF	Exchange Traded Fund
REITs	Real Estate Investment Trusts
REMIC	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

|  58

Portfolio of Investments – as of December 31, 2012

Loomis Sayles Strategic Alpha Fund* – (continued)

BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
UYU	Uruguayan Peso
ZAR	South African Rand

At December 31, 2012, the Fund had the following open credit default swap agreements:

Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Notional Value(‡)		Unamortized Up Front Premium Paid/ (Received)	Market Value	Unrealized Appreciation (Depreciation)	Fees Receivable/ (Payable)
Buy Protection
Bank of America, N.A	Republic of Turkey	(1.00%)	6/20/2017	$3,600,000		$218,180	$19,392	$(198,788)	$(1,200)
Bank of America, N.A.	Bank of Scotland PLC	(1.00%)	6/20/2017	4,475,000	*	199,249	(91,591)	(290,840)	(1,969)
Bank of America, N.A.	CDX.NA.HY Series 19, 5-Year	(5.00%)	12/20/2017	125,000		313	(382)	(695)	(208)
Bank of America, N.A.	CDX.NA.HY Series 19, 5-Year	(5.00%)	12/20/2017	3,200,000		(32,968)	(9,770)	23,198	(5,333)
Bank of America, N.A.	Electricite de France	(1.00%)	12/20/2017	3,700,000	*	11,926	5,196	(6,730)	(1,628)
Bank of America, N.A.	iTraxx Europe Sub Financial Series 18, 5-Year	(5.00%)	12/20/2017	1,180,000	*	(185,418)	(188,765)	(3,347)	(2,596)
Bank of America, N.A.	iTraxx Europe Sub Financial Series 18, 5-Year	(5.00%)	12/20/2017	500,000	*	(60,652)	(79,985)	(19,333)	(1,100)
Bank of America, N.A.	iTraxx Europe Sub Financial Series 18, 5-Year	(5.00%)	12/20/2017	450,000	*	(58,190)	(71,986)	(13,796)	(990)
Bank of America, N.A.	iTraxx Europe Sub Financial Series 18, 5-Year	(5.00%)	12/20/2017	1,500,000	*	(172,207)	(239,956)	(67,749)	(3,300)
Bank of America, N.A.	iTraxx Europe Sub Financial Series 18, 5-Year	(5.00%)	12/20/2017	550,000	*	(67,461)	(87,984)	(20,523)	(1,210)

See accompanying notes to financial statements.

59  |

Portfolio of Investments – as of December 31, 2012

Loomis Sayles Strategic Alpha Fund* – (continued)

Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Notional Value(‡)		Unamortized Up Front Premium Paid/ (Received)	Market Value	Unrealized Appreciation (Depreciation)	Fees Receivable/ (Payable)
Buy Protection — continued
Bank of America, N.A.	iTraxx Europe Crossover Series 18, 5-Year	(5.00%)	12/20/2017	3,875,000	*	98,219	(35,771)	(133,990)	(8,525)
Bank of America, N.A.	Textron Financial Corp.	(1.00%)	3/20/2017	975,000		(25,251)	(31,334)	(6,083)	(325)
Bank of America, N.A.	Textron Financial Corp.	(1.00%)	6/20/2017	1,250,000		(33,004)	(41,049)	(8,045)	(417)
Bank of America, N.A.	Westvaco Corp.	(1.00%)	9/20/2016	6,300,000		174,373	(52,240)	(226,613)	(2,100)
Bank of America, N.A.	Westvaco Corp.	(1.00%)	9/20/2017	4,900,000		59,299	(7,026)	(66,325)	(1,633)
Citibank, N.A.	Republic of South Africa	(1.00%)	9/20/2017	3,550,000		93,588	62,362	(31,226)	(1,183)
Credit Suisse International	Burlington Northern Santa Fe	(1.00%)	9/20/2017	$5,725,000		$(219,412)	$(229,899)	$(10,487)	$(1,908)
Credit Suisse International	Burlington Northern Santa Fe	(1.00%)	9/20/2017	2,475,000		(94,841)	(99,389)	(4,548)	(825)
Credit Suisse International	CDX.NA.HY Series 19, 5-Year	(5.00%)	12/20/2017	10,025,000		(37,204)	(30,606)	6,598	(16,708)
Credit Suisse International	CDX.NA.HY Series 19, 5-Year	(5.00%)	12/20/2017	1,250,000		(14,730)	(3,816)	10,914	(2,083)
Credit Suisse International	iTraxx Europe Sub Financial Series 18, 5-Year	(5.00%)	12/20/2017	4,400,000	*	(455,388)	(703,871)	(248,483)	(9,680)
Credit Suisse International	New York Times Co.	(1.00%)	12/20/2017	6,000,000		523,102	459,873	(63,229)	(2,000)
Credit Suisse International	Tesoro Corp.	(5.00%)	9/20/2017	2,450,000		(287,283)	(368,800)	(81,517)	(4,084)
Credit Suisse International	Tesoro Corp.	(5.00%)	9/20/2017	2,450,000		(241,481)	(368,800)	(127,319)	(4,084)
Deutsche Bank AG	Boston Scientific Corp.	(1.00%)	9/20/2017	4,900,000		70,398	(4,874)	(75,272)	(1,633)
Deutsche Bank AG	Burlington Northern Santa Fe	(1.00%)	9/20/2017	2,400,000		(91,744)	(96,377)	(4,633)	(800)
JP Morgan Chase Bank, N.A.	Western Union Co. (The)	(1.00%)	12/20/2017	2,500,000		78,802	161,028	82,226	(833)
Morgan Stanley Capital Services Inc.	Burlington Northern Santa Fe	(1.00%)	9/20/2017	1,125,000		(43,569)	(45,177)	(1,608)	(375)
Morgan Stanley Capital Services Inc.	Burlington Northern Santa Fe	(1.00%)	9/20/2017	4,775,000		(184,844)	(191,750)	(6,906)	(1,592)

See accompanying notes to financial statements.

|  60

Portfolio of Investments – as of December 31, 2012

Loomis Sayles Strategic Alpha Fund* – (continued)

Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Notional Value(‡)	Unamortized Up Front Premium Paid/ (Received)	Market Value	Unrealized Appreciation (Depreciation)	Fees Receivable/ (Payable)
Buy Protection — continued
Morgan Stanley Capital Services Inc.	Textron Financial Corp.	(1.00%)	3/20/2017	1,300,000	(32,073)	(41,779)	(9,706)	(433)
Morgan Stanley Capital Services Inc.	Textron Financial Corp.	(1.00%)	3/20/2017	2,000,000	(49,224)	(64,276)	(15,052)	(667)

Total						$(2,479,402)	$(1,619,907)	$(81,422)

Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread^	Notional Value(‡)	Unamortized Up Front Premium Paid/ (Received)	Market Value	Unrealized Appreciation (Depreciation)	Fees Receivable/ (Payable)
Sell Protection
Bank of America, N.A.	Chesapeake Energy Corp.	5.00%	6/20/2017	5.47%	$2,250,000	$(97,317)	$(39,154)	$58,163	$3,750
Bank of America, N.A.	Chesapeake Energy Corp.	5.00%	6/20/2017	5.47%	650,000	(41,417)	(11,311)	30,106	1,083
Citibank, N.A.	MGM Resorts International	5.00%	9/20/2016	3.94%	700,000	(84,153)	25,930	110,083	1,167
Credit Suisse International	Avon Products, Inc.	1.00%	3/20/2018	5.52%	2,500,000	(464,857)	(500,200)	(35,343)	833
Credit Suisse International	Avon Products, Inc.	5.00%	9/20/2017	5.10%	1,350,000	(51,193)	(5,803)	45,390	2,250
Credit Suisse International	Avon Products, Inc.	5.00%	9/20/2017	5.10%	1,350,000	(51,221)	(5,803)	45,418	2,250
Credit Suisse International	Chesapeake Energy Corp.	5.00%	6/20/2017	5.47%	850,000	(37,380)	(14,791)	22,589	1,417
Credit Suisse International	Chesapeake Energy Corp.	5.00%	6/20/2017	5.47%	1,750,000	(107,693)	(30,454)	77,239	2,917
Credit Suisse International	MGM Resorts International	5.00%	9/20/2017	5.25%	2,450,000	(292,370)	(25,202)	267,168	4,083

Total							$(606,788)	$620,813	$19,750

(‡)	Notional value stated in U.S. dollars unless otherwise noted.
*	Notional value denominated in euros.
^	Implied credit spreads, represented in absolute terms, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying notes to financial statements.

61  |

Portfolio of Investments – as of December 31, 2012

Loomis Sayles Strategic Alpha Fund* – (continued)

At December 31, 2012, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Buy[1]	1/14/2013	Brazilian Real	1,800,000	$877,846	$16,231
Sell[1]	3/04/2013	British Pound	1,495,000	2,428,119	(38,496)
Sell[1]	1/14/2013	Canadian Dollar	17,800,000	17,890,592	196,266
Buy[1]	1/02/2013	Euro	8,900,000	11,747,562	117,932
Buy[2]	1/03/2013	Euro	770,000	1,016,362	(1,501)
Sell[1]	1/02/2013	Euro	8,900,000	11,747,562	(250,542)
Sell[2]	1/03/2013	Euro	770,000	1,016,362	(18,334)
Sell[1]	1/07/2013	Euro	4,265,000	5,629,782	(48,475)
Sell[3]	1/08/2013	Euro	5,460,000	7,207,238	(63,030)
Sell[1]	1/10/2013	Euro	3,530,000	4,659,704	(79,776)
Sell[1]	1/15/2013	Euro	3,970,000	5,240,741	(78,827)
Sell[3]	1/22/2013	Euro	1,320,000	1,742,617	(4,905)
Sell[1]	1/24/2013	Euro	3,645,000	4,812,082	15,466
Sell[3]	1/29/2013	Euro	2,385,000	3,148,780	2,162
Sell[1]	1/31/2013	Euro	620,000	818,565	1,086
Sell[2]	2/05/2013	Euro	770,000	1,016,648	1,484
Buy[1]	1/10/2013	Mexican Peso	30,200,000	2,334,885	10,431
Sell[1]	1/10/2013	Mexican Peso	30,200,000	2,334,885	(2,028)
Sell[1]	3/11/2013	Swiss Franc	990,000	1,083,741	(20,425)

Total					$(245,281)

At December 31, 2012, the Fund had the following open forward cross currency contracts:

Settlement Date	Deliver/Units of Currency		Receive1/Units of Currency		Unrealized Appreciation (Depreciation)
1/18/2013	Japanese Yen	513,567,400	New Zealand Dollar	7,400,000	$181,323
1/18/2013	New Zealand Dollar	7,400,000	Japanese Yen	519,813,000	(109,226)

Total					$72,097

1 Counterparty is Credit Suisse International.

2 Counterparty is Deutsche Bank AG.

3 Counterparty is Citibank, N.A.

See accompanying notes to financial statements.

|  62

Portfolio of Investments – as of December 31, 2012

Loomis Sayles Strategic Alpha Fund* – (continued)

At December 31, 2012, open futures contracts sold were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
E-mini S&P 500®	3/15/2013	53	$3,763,265	$(21,593)
Euro STOXX 50®	3/15/2013	19	655,818	1,463
Euro-OAT	3/07/2013	94	16,894,103	(85,782)
German Euro Bund	3/07/2013	95	18,262,575	(163,186)
10 Year U.S. Treasury Note	3/19/2013	196	26,025,125	85,392
30 Year U.S. Treasury Bond	3/19/2013	27	3,982,500	55,427

Total				$(128,279)

Industry Summary at December 31, 2012 (Unaudited)

Treasuries	12.8%
Banking	7.7
ABS Home Equity	7.4
Metals & Mining	6.4
Commercial Mortgage-Backed Securities	5.4
Technology	4.5
Wirelines	4.5
Independent Energy	3.2
Airlines	2.8
Government Owned-No Guarantee	2.3
Electric	2.3
Non-Captive Diversified	2.2
Pharmaceuticals	2.1
Oil Field Services	2.1
Media Non-Cable	2.0
Other Investments, less than 2% each	26.7
Short-Term Investments	5.3

Total Investments	99.7
Other assets less liabilities (including open written swaptions, swap agreements, forward foreign currency contracts and futures contracts)	0.3

Net Assets	100.0%

Currency Exposure Summary at December 31, 2012 (Unaudited)

United States Dollar	77.5%
Euro	6.2
Canadian Dollar	4.7
Mexican Peso	4.0
Other, less than 2% each	7.3

Total Investments	99.7
Other assets less liabilities (including open written swaptions, swap agreements, forward foreign currency contracts and futures contracts)	0.3

Net Assets	100.0%

See accompanying notes to financial statements.

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|  64

Statements of Assets and Liabilities

December 31, 2012

	ASG Diversifying Strategies Fund (Consolidated*)	ASG Global Alternatives Fund (Consolidated*)	ASG Managed Futures Strategy Fund (Consolidated*)
ASSETS
Investments at cost	$157,354,605	$1,063,398,626	$685,621,386
Net unrealized appreciation	8,871	64,913	45,749

Investments at value	157,363,476	1,063,463,539	685,667,135
Cash	7,005,645	52,718,204	1,568,564
Due from brokers (including variation margin on futures contracts) (Note 2)	14,662,278	89,054,204	64,178,538
Receivable for Fund shares sold	660,074	4,085,067	4,671,307
Interest receivable	45,425	303,647	192,204
Unrealized appreciation on forward foreign currency contracts (Note 2)	882,737	5,721,406	2,789,328
Unrealized appreciation on futures contracts (Note 2)	1,497,157	7,042,227	15,022,300

TOTAL ASSETS	182,116,792	1,222,388,294	774,089,376

LIABILITIES
Payable for Fund shares redeemed	1,474,030	7,959,845	3,694,040
Unrealized depreciation on forward foreign currency contracts (Note 2)	798,474	4,084,581	507,327
Unrealized depreciation on futures contracts (Note 2)	1,937,158	9,087,311	8,207,127
Management fees payable (Note 6)	185,420	1,271,264	791,319
Deferred Trustees’ fees (Note 6)	36,469	57,867	27,484
Administrative fees payable (Note 6)	18,080	57,070	41,879
Payable to distributor (Note 6d)	2,923	15,836	13,088
Other accounts payable and accrued expenses	108,784	175,450	174,591

TOTAL LIABILITIES	4,561,338	22,709,224	13,456,855

NET ASSETS	$177,555,454	$1,199,679,070	$760,632,521

NETASSETS CONSIST OF:
Paid-in capital	$248,616,805	$1,205,893,507	$896,184,806
Undistributed (Distributions in excess of) net investment income/Accumulated net investment (loss)	(4,212,223)	5,917,791	(4,648,871)
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(66,494,711)	(11,791,781)	(140,061,062)
Net unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(354,417)	(340,447)	9,157,648

NET ASSETS	$177,555,454	$1,199,679,070	$760,632,521

* See Notes 1 and 2 of the Notes to Financial Statements.

See accompanying notes to financial statements.

65  |

	ASG Diversifying Strategies Fund (Consolidated*)	ASG Global Alternatives Fund (Consolidated*)	ASG Managed Futures Strategy Fund (Consolidated*)
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$69,190,159	$126,226,177	$145,728,722

Shares of beneficial interest	7,685,168	11,888,291	15,994,376

Net asset value and redemption price per share	$9.00	$10.62	$9.11

Offering price per share (100/94.25 of net asset value) (Note 1)	$9.55	$11.27	$9.67

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$11,263,176	$71,227,202	$21,891,137

Shares of beneficial interest	1,273,312	6,902,146	2,436,093

Net asset value and offering price per share	$8.85	$10.32	$8.99

Class Y shares:
Net assets	$97,102,119	$1,002,225,691	$593,012,662

Shares of beneficial interest	10,733,877	93,475,531	65,154,999

Net asset value, offering and redemption price per share	$9.05	$10.72	$9.10

See accompanying notes to financial statements.

|  66

Statements of Assets and Liabilities (continued)

December 31, 2012

	Loomis Sayles Multi-Asset Real Return Fund (Consolidated*)	Loomis Sayles Strategic Alpha Fund**
ASSETS
Investments at cost	$25,098,061	$626,135,376
Net unrealized appreciation	876,176	17,834,865

Investments at value	25,974,237	643,970,241
Cash	250,046	—
Due from brokers (Note 2)	—	1,167,832
Foreign currency at value (identified cost $464,133 and $1,017,489)	462,059	1,012,154
Receivable for Fund shares sold	7	5,827,505
Receivable for securities sold	60,924	525,630
Securities received as collateral for open forward foreign currency contracts, swaptions or swap agreements (Notes 2 and 4)	—	528,082
Dividends and interest receivable	149,689	6,852,521
Unrealized appreciation on swap agreements (Note 2)	—	779,092
Unrealized appreciation on forward foreign currency contracts (Note 2)	87,708	542,381
Tax reclaims receivable	4,459	86,085
Unamortized upfront premiums paid on swap agreements (Note 2)	92,016	1,527,449
Fees receivable on swap agreements (Note 2)	—	19,750

TOTAL ASSETS	27,081,145	662,838,722

LIABILITIES
Options/swaptions written, at value (premiums received $11,936 and $3,148,500) (Note 2)	21,097	2,888,740
Payable for securities purchased	—	5,908,193
Unrealized depreciation on swap agreements (Note 2)	88,714	1,778,186
Payable for Fund shares redeemed	10,263	595,134
Unrealized depreciation on forward foreign currency contracts (Note 2)	42,612	715,565
Unamortized upfront premiums received on swap agreements (Note 2)	1,588	3,614,545
Due to brokers (Note 2)	—	528,082
Payable for variation margin on futures contracts (Note 2)	22,634	38,077
Management fees payable (Note 6)	1,135	371,522
Deferred Trustees’ fees (Note 6)	18,216	21,350
Administrative fees payable (Note 6)	11,358	23,656
Payable for closed swap agreements	—	20,223
Upfront premiums payable on swap agreements	—	37,833
Fees payable on swap agreements (Note 2)	2,637	81,422
Payable to distributor (Note 6d)	31	2,894
Other accounts payable and accrued expenses	84,410	113,654

TOTAL LIABILITIES	304,695	16,739,076

NET ASSETS	$26,776,450	$646,099,646

*   See Notes 1 and 2 of the Notes to Financial Statements.

** Formerly Loomis Sayles Absolute Strategies Fund.

See accompanying notes to financial statements.

67  |

	Loomis Sayles Multi-Asset Real Return Fund (Consolidated*)	Loomis Sayles Strategic Alpha Fund**
NET ASSETS CONSIST OF:
Paid-in capital	$30,725,352	$652,472,996
Distributions in excess of net investment income	(85,384)	(2,510,699)
Accumulated net realized loss on investments, futures contracts, options/swaptions written, swap agreements and foreign currency transactions	(4,713,534)	(20,632,066)
Net unrealized appreciation on investments, futures contracts, options/swaptions written, swap agreements and foreign currency translations	850,016	16,769,415

NET ASSETS	$26,776,450	$646,099,646

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$1,461,078	$80,703,857

Shares of beneficial interest	148,869	7,914,416

Net asset value and redemption price per share	$9.81	$10.20

Offering price per share (100/95.50 of net asset value) (Note 1)	$10.27	$10.68

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$65,349	$67,748,232

Shares of beneficial interest	6,681	6,664,931

Net asset value and offering price per share	$9.78	$10.16

Class Y shares:
Net assets	$25,250,023	$497,647,557

Shares of beneficial interest	2,578,020	48,854,048

Net asset value, offering and redemption price per share	$9.79	$10.19

See accompanying notes to financial statements.

|  68

Statements of Operations

For the Year Ended December 31, 2012

	ASG Diversifying Strategies Fund (Consolidated*)	ASG Global Alternatives Fund (Consolidated*)	ASG Managed Futures Strategy Fund (Consolidated*)
INVESTMENT INCOME
Interest	$797,289	$3,734,489	$1,953,217

Expenses
Management fees (Note 6)	3,958,120	16,248,422	10,075,585
Service and distribution fees (Note 6)	470,484	1,375,930	809,206
Administrative fees (Note 6)	205,958	704,712	437,104
Trustees’ and directors fees and expenses (Note 6)	39,458	59,885	46,134
Transfer agent fees and expenses (Note 6)	365,905	1,543,923	1,264,398
Audit and tax services fees	66,191	66,400	62,953
Custodian fees and expenses	96,083	82,612	94,750
Interest expense (Note 9)	126,180	195,174	261,626
Legal fees	5,945	23,735	12,841
Registration fees	64,379	71,480	150,618
Shareholder reporting expenses	48,179	122,403	97,131
Miscellaneous expenses	14,077	37,855	26,367

Total expenses	5,460,959	20,532,531	13,338,713
Fee/expense recovery (Note 6)	—	85,091	—
Less waiver and/or expense reimbursement (Note 6)	(272,876)	—	(580,202)

Net expenses	5,188,083	20,617,622	12,758,511

Net investment loss	(4,390,794)	(16,883,133)	(10,805,294)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	73,122	376,305	177,799
Futures contracts	2,539,556	84,732,351	(23,161,970)
Foreign currency transactions	(20,026,780)	(24,534,977)	(59,788,254)
Net change in unrealized appreciation (depreciation) on:
Investments	9,894	62,006	50,450
Futures contracts	(3,119,535)	(4,241,759)	(5,704,605)
Foreign currency translations	(886,756)	(1,630,977)	2,371,291

Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(21,410,499)	54,762,949	(86,055,289)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(25,801,293)	$37,879,816	$(96,860,583)

*   See Notes 1 and 2 of the Notes to Financial Statements.

** Formerly Loomis Sayles Absolute Strategies Fund.

See accompanying notes to financial statements.

69  |

	Loomis Sayles Multi-Asset Real Return Fund (Consolidated*)	Loomis Sayles Strategic Alpha Fund**
INVESTMENT INCOME
Interest	$959,384	$24,197,746
Dividends	158,069	1,697,383
Less net foreign taxes withheld	(5,009)	(44,289)

	1,112,444	25,850,840

Expenses
Management fees (Note 6)	214,187	3,662,664
Service and distribution fees (Note 6)	5,262	931,440
Administrative fees (Note 6)	81,097	235,761
Trustees’ and directors fees and expenses (Note 6)	32,666	25,987
Transfer agent fees and expenses (Note 6)	2,886	256,510
Audit and tax services fees	76,175	58,269
Custodian fees and expenses	56,829	156,815
Legal fees	1,878	7,045
Registration fees	43,988	77,089
Shareholder reporting expenses	2,712	45,622
Miscellaneous expenses	9,606	24,051

Total expenses	527,286	5,481,253
Less waiver and/or expense reimbursement (Note 6)	(207,763)	—

Net expenses	319,523	5,481,253

Net investment income	792,921	20,369,587

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS/SWAPTIONS WRITTEN, SWAP AGREEMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	1,323,707	(486,522)
Futures contracts	(984,487)	(2,907,665)
Options/swaptions written	203,077	1,681,783
Swap agreements	(304,333)	(11,287,442)
Foreign currency transactions	71,999	(1,539,825)
Net change in unrealized appreciation (depreciation) on:
Investments	1,084,996	52,038,925
Futures contracts	86,175	(99,966)
Options/swaptions written	(62,797)	(32,688)
Swap agreements	(109,252)	3,029,969
Foreign currency translations	(9,437)	(345,172)

Net realized and unrealized gain on investments, futures contracts, options/swaptions written, swap agreements and foreign currency transactions	1,299,648	40,051,397

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,092,569	$60,420,984

See accompanying notes to financial statements.

|  70

Statements of Changes in Net Assets

	ASG Diversifying Strategies Fund (Consolidated*)		ASG Global Alternatives Fund (Consolidated*)
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income (loss)	$(4,390,794)	$(4,660,028)	$(16,883,133)	$(12,981,117)
Net realized gain (loss) on investments, futures contracts, options/swaptions written, swap agreements and foreign currency transactions	(17,414,102)	(11,519,487)	60,573,679	(32,725,022)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, options/swaptions written, swap agreements and foreign currency translations	(3,996,397)	2,174,482	(5,810,730)	(3,717,136)

Net increase (decrease) in net assets resulting from operations	(25,801,293)	(14,005,033)	37,879,816	(49,423,275)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	—	(5,486,684)	—	—
Class C	—	(873,499)	—	—
Class Y	—	(10,578,441)	—	—
Net realized capital gains
Class A	—	—	—	(1,381,664)
Class C	—	—	—	(473,432)
Class Y	—	—	—	(2,791,215)

Total distributions	—	(16,938,624)	—	(4,646,311)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(201,127,836)	180,241,158	(283,005,886)	884,494,560

Net increase (decrease) in net assets	(226,929,129)	149,297,501	(245,126,070)	830,424,974
NET ASSETS
Beginning of the year	404,484,583	255,187,082	1,444,805,140	614,380,166

End of the year	$177,555,454	$404,484,583	$1,199,679,070	$1,444,805,140

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT (LOSS)	$(4,212,223)	$(264,580)	$5,917,791	$(36,398)

*   See Notes 1 and 2 of the Notes to Financial Statements.

** Formerly Loomis Sayles Absolute Strategies Fund.

See accompanying notes to financial statements.

71  |

ASG Managed Futures Strategy Fund (Consolidated*)		Loomis Sayles Multi-Asset Real Return Fund (Consolidated*)		Loomis Sayles Strategic Alpha Fund**
Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

$(10,805,294)	$(6,103,391)	$792,921	$1,134,293	$20,369,587	$16,353,952

(82,772,425)	(14,338,687)	309,963	(5,649,181)	(14,539,671)	(12,063,670)

(3,282,864)	12,028,047	989,685	(358,554)	54,591,068	(37,944,612)

(96,860,583)	(8,414,031)	2,092,569	(4,873,442)	60,420,984	(33,654,330)

(1,688,047)	(8,685,193)	(34,020)	(35,796)	(2,250,451)	(5,468,723)
(154,596)	(653,347)	(1,022)	(1,313)	(1,446,714)	(2,160,343)
(6,746,855)	(12,265,887)	(659,232)	(645,390)	(12,641,328)	(9,427,065)

—	—	—	(7,538)	—	(3,236)
—	—	—	(358)	—	(1,305)
—	—	—	(108,932)	—	(3,755)

(8,589,498)	(21,604,427)	(694,274)	(799,327)	(16,338,493)	(17,064,427)

118,979,815	718,450,937	(5,141,727)	7,513,031	120,621,883	502,327,855

13,529,734	688,432,479	(3,743,432)	1,840,262	164,704,374	451,609,098

747,102,787	58,670,308	30,519,882	28,679,620	481,395,272	29,786,174

$760,632,521	$747,102,787	$26,776,450	$30,519,882	$646,099,646	$481,395,272

$(4,648,871)	$4,468,427	$(85,384)	$(277,032)	$(2,510,699)	$835,620

See accompanying notes to financial statements.

|  72

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Total distributions
ASG DIVERSIFYING STRATEGIES FUND (CONSOLIDATED*)
Class A
12/31/2012	$9.75	$(0.14)	$(0.61)	$(0.75)	$—	$—	$—
12/31/2011	10.45	(0.15)	(0.14)	(0.29)	(0.41)	—	(0.41)
12/31/2010	10.19	(0.16)	1.02 (h)	0.86	(0.15)	(0.45)	(0.60)
12/31/2009(i)	10.00	(0.07)	0.80	0.73	(0.10)	(0.44)	(0.54)
Class C
12/31/2012	9.65	(0.21)	(0.59)	(0.80)	—	—	—
12/31/2011	10.34	(0.23)	(0.12)	(0.35)	(0.34)	—	(0.34)
12/31/2010	10.16	(0.24)	1.01 (h)	0.77	(0.14)	(0.45)	(0.59)
12/31/2009(i)	10.00	(0.10)	0.79	0.69	(0.09)	(0.44)	(0.53)
Class Y
12/31/2012	9.77	(0.12)	(0.60)	(0.72)	—	—	—
12/31/2011	10.46	(0.13)	(0.13)	(0.26)	(0.43)	—	(0.43)
12/31/2010	10.19	(0.13)	1.01 (h)	0.88	(0.16)	(0.45)	(0.61)
12/31/2009(i)	10.00	(0.05)	0.78	0.73	(0.10)	(0.44)	(0.54)
ASG GLOBAL ALTERNATIVES FUND (CONSOLIDATED*)
Class A
12/31/2012	$10.26	$(0.14)	$0.50	$0.36	$—	$—	$—
12/31/2011	10.67	(0.14)	(0.21)	(0.35)	—	(0.06)	(0.06)
12/31/2010	10.39	(0.14)	0.86	0.72	(0.00)	(0.44)	(0.44)
12/31/2009	9.69	(0.14)	1.01	0.87	(0.12)	(0.05)	(0.17)
12/31/2008(k)	10.00	0.03	(0.30)	(0.27)	(0.04)	—	(0.04)
Class C
12/31/2012	10.05	(0.21)	0.48	0.27	—	—	—
12/31/2011	10.53	(0.22)	(0.20)	(0.42)	—	(0.06)	(0.06)
12/31/2010	10.33	(0.21)	0.85	0.64	(0.00)	(0.44)	(0.44)
12/31/2009	9.70	(0.22)	1.01	0.79	(0.11)	(0.05)	(0.16)
12/31/2008(k)	10.00	0.02	(0.31)	(0.29)	(0.01)	—	(0.01)
Class Y**
12/31/2012	10.34	(0.11)	0.49	0.38	—	—	—
12/31/2011	10.72	(0.12)	(0.20)	(0.32)	—	(0.06)	(0.06)
12/31/2010	10.41	(0.11)	0.86	0.75	(0.00)	(0.44)	(0.44)
12/31/2009	9.70	(0.09)	0.98	0.89	(0.13)	(0.05)	(0.18)
12/31/2008(k)	10.00	0.04	(0.30)	(0.26)	(0.04)	—	(0.04)

*	See Notes 1 and 2 of the Notes to Financial Statements.
**	Prior to December 1, 2008, the Fund offered Institutional Class shares. On December 1, 2008, Institutional Class shares were redesignated as Class Y shares.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.

See accompanying notes to financial statements.

73  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses, excluding interest expense (%) (e)(f)		Gross expenses, excluding interest expense (%) (f)		Net expenses including interest expense (%) (e)(f)		Gross expenses including interest expense (%) (f)		Net investment income (loss) (%) (f)	Portfolio turnover rate (%) (g)

$9.00	(7.69)	$69,190	1.70		1.79		1.74		1.83		(1.49)	—
9.75	(2.75)	134,758	1.70		1.78		1.72		1.80		(1.46)	—
10.45	8.46	61,411	1.70		2.02		1.74		2.05		(1.45)	—
10.19	7.26	2,887	1.70		4.87		1.71		4.88		(1.48)	—

8.85	(8.29)	11,263	2.45		2.54		2.49		2.58		(2.24)	—
9.65	(3.43)	26,032	2.45		2.53		2.47		2.55		(2.21)	—
10.34	7.58	20,742	2.45		2.68		2.49		2.72		(2.20)	—
10.16	6.90	131	2.45		5.75		2.47		5.76		(2.23)	—

9.05	(7.37)	97,102	1.45		1.54		1.49		1.57		(1.24)	—
9.77	(2.48)	243,695	1.45		1.53		1.47		1.55		(1.21)	—
10.46	8.63	173,034	1.45		1.91		1.49		1.94		(1.21)	—
10.19	7.29	19,549	1.45		5.09		1.47		5.11		(1.22)	—

$10.62	3.51	$126,226	1.60	(j)	1.60	(j)	1.61	(j)	1.61	(j)	(1.34)	—
10.26	(3.29)	280,353	1.60		1.60		1.61		1.61		(1.34)	—
10.67	6.94	204,313	1.60		1.66		1.61		1.67		(1.28)	—
10.39	8.95	82,160	1.60		1.92		1.61		1.92		(1.33)	—
9.69	(2.73)	6	1.60		61.52		1.62		61.54		1.36	—

10.32	2.69	71,227	2.35	(j)	2.35	(j)	2.36	(j)	2.36	(j)	(2.10)	—
10.05	(4.00)	92,540	2.35		2.35		2.36		2.36		(2.09)	—
10.53	6.21	66,832	2.35		2.42		2.36		2.42		(2.03)	—
10.33	8.09	22,367	2.35		2.64		2.36		2.65		(2.08)	—
9.70	(2.88)	1	2.35		62.35		2.39		62.38		0.62	—

10.72	3.68	1,002,226	1.35	(j)	1.35	(j)	1.36	(j)	1.36	(j)	(1.10)	—
10.34	(3.00)	1,071,912	1.35		1.36		1.36		1.37		(1.09)	—
10.72	7.22	343,236	1.35		1.41		1.36		1.42		(1.03)	—
10.41	9.10	112,591	1.35		1.98		1.36		2.00		(0.90)	—
9.70	(2.60)	24,523	1.35		4.43		1.39		4.46		1.59	—

(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.
(h)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(i)	From commencement of operations on August 3, 2009 through December 31, 2009.
(j)	Includes fee/expense recovery of 0.01%.
(k)	From commencement of operations on September 30, 2008 through December 31, 2008.

See accompanying notes to financial statements.

|  74

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)	Net realized and unrealized gain (loss)		Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
ASG MANAGED FUTURES STRATEGY FUND (CONSOLIDATED*)
Class A
12/31/2012	$10.34	$(0.14)	$(1.00)		$(1.14)	$(0.09)	$—	$(0.09)
12/31/2011	10.61	(0.16)	0.19	(g)	0.03	(0.30)	–	(0.30)
12/31/2010(h)	10.00	(0.07)	1.41		1.34	(0.33)	(0.40)	(0.73)
Class C
12/31/2012	10.25	(0.21)	(0.99)		(1.20)	(0.06)	—	(0.06)
12/31/2011	10.58	(0.24)	0.19	(g)	(0.05)	(0.28)	—	(0.28)
12/31/2010(h)	10.00	(0.10)	1.40		1.30	(0.32)	(0.40)	(0.72)
Class Y
12/31/2012	10.34	(0.12)	(1.00)		(1.12)	(0.12)	—	(0.12)
12/31/2011	10.60	(0.13)	0.19	(g)	0.06	(0.32)	—	(0.32)
12/31/2010(h)	10.00	(0.06)	1.40		1.34	(0.34)	(0.40)	(0.74)

*	See Notes 1 and 2 of the Notes to Financial Statements.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.
(g)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(h)	From commencement of operations on July 30, 2010 through December 31, 2010.

See accompanying notes to financial statements.

75  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses, excluding interest expense (%) (d)(e)	Gross expenses, excluding interest expense (%) (e)	Net expenses including interest expense (%) (d)(e)	Gross expenses including interest expense (%) (e)	Net investment income (loss) (%)(e)	Portfolio turnover rate (%) (f)

$9.11	(11.09)	$145,729	1.70	1.77	1.73	1.80	(1.49)	—
10.34	0.25	312,098	1.70	1.76	1.71	1.78	(1.47)	—
10.61	13.44	6,511	1.70	2.75	1.73	2.78	(1.43)	—

8.99	(11.74)	21,891	2.45	2.52	2.48	2.55	(2.24)	—
10.25	(0.51)	24,838	2.45	2.54	2.46	2.56	(2.22)	—
10.58	13.04	2,357	2.45	3.29	2.47	3.31	(2.17)	—

9.10	(10.90)	593,013	1.45	1.52	1.48	1.56	(1.24)	—
10.34	0.57	410,166	1.45	1.56	1.46	1.57	(1.22)	—
10.60	13.39	49,803	1.45	2.65	1.48	2.68	(1.20)	—

See accompanying notes to financial statements.

|  76

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains (b)	Total distributions (b)
LOOMIS SAYLES MULTI-ASSET REAL RETURN FUND (CONSOLIDATED*)
Class A
12/31/2012	$9.34	$0.25	$0.45	$0.70	$(0.23)	$—	$(0.23)
12/31/2011	10.13	0.20	(0.78)	(0.58)	(0.18)	(0.03)	(0.21)
12/31/2010(g)	10.00	0.07	0.14	0.21	(0.08)	—	(0.08)
Class C
12/31/2012	9.31	0.17	0.46	0.63	(0.16)	—	(0.16)
12/31/2011	10.11	0.13	(0.78)	(0.65)	(0.12)	(0.03)	(0.15)
12/31/2010(g)	10.00	0.05	0.14	0.19	(0.08)	—	(0.08)
Class Y
12/31/2012	9.33	0.27	0.45	0.72	(0.26)	—	(0.26)
12/31/2011	10.13	0.23	(0.78)	(0.55)	(0.22)	(0.03)	(0.25)
12/31/2010(g)	10.00	0.06	0.15	0.21	(0.08)	—	(0.08)
LOOMIS SAYLES STRATEGIC ALPHA FUND**
Class A
12/31/2012	$9.34	$0.37	$0.77	$1.14	$(0.28)	$—	$(0.28)
12/31/2011	10.06	0.34	(0.75)	(0.41)	(0.31)	(0.00)	(0.31)
12/31/2010(i)	10.00	0.00	0.06	0.06	(0.00)	—	(0.00)
Class C
12/31/2012	9.31	0.30	0.76	1.06	(0.21)	—	(0.21)
12/31/2011	10.05	0.28	(0.77)	(0.49)	(0.25)	(0.00)	(0.25)
12/31/2010(i)	10.00	0.00	0.05	0.05	(0.00)	—	(0.00)
Class Y
12/31/2012	9.33	0.41	0.76	1.17	(0.31)	—	(0.31)
12/31/2011	10.05	0.37	(0.75)	(0.38)	(0.34)	(0.00)	(0.34)
12/31/2010(i)	10.00	0.00	0.05	0.05	(0.00)	—	(0.00)

*	See Notes 1 and 2 of the Notes to Financial Statements.
**	Formerly Loomis Sayles Absolute Strategies Fund.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	From commencement of operations on September 30, 2010 through December 31, 2010.
(h)	Includes fee/expense recovery of less than 0.01%.
(i)	From commencement of operations on December 15, 2010 through December 31, 2010.

See accompanying notes to financial statements.

77  |

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (%) (f)	Portfolio turnover rate (%)

$9.81	7.52	$1,461	1.35		2.07		2.56	570
9.34	(5.76)	1,871	1.35		2.04		2.02	732
10.13	2.10	1,139	1.35		2.91		2.82	139

9.78	6.73	65	2.10		2.81		1.78	570
9.31	(6.44)	99	2.10		2.65		1.30	732
10.11	1.88	12	2.10		3.90		1.86	139

9.79	7.76	25,250	1.10		1.83		2.79	570
9.33	(5.52)	28,550	1.10		1.72		2.29	732
10.13	2.12	27,528	1.10		2.98		2.25	139

$10.20	12.24	$80,704	1.12		1.12		3.77	116
9.34	(3.90)	130,662	1.15	(h)	1.15	(h)	3.50	141
10.06	0.41	2,465	1.30		6.98		0.86	39

10.16	11.44	67,748	1.87		1.87		3.05	116
9.31	(4.69)	77,398	1.89	(h)	1.89	(h)	2.82	141
10.05	0.31	563	2.05		8.68		0.24	39

10.19	12.57	497,648	0.87		0.87		4.09	116
9.33	(3.78)	273,335	0.90	(h)	0.90	(h)	3.81	141
10.05	0.41	26,758	1.05		5.37		0.06	39

See accompanying notes to financial statements.

|  78

Notes to Financial Statements

December 31, 2012

1.  Organization.  Natixis Funds Trust II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

ASG Diversifying Strategies Fund (the “Diversifying Strategies Fund”)

ASG Global Alternatives Fund (the “Global Alternatives Fund”)

ASG Managed Futures Strategy Fund (the “Managed Futures Strategy Fund”)

Loomis Sayles Multi-Asset Real Return Fund (the “Multi-Asset Real Return Fund”)

Loomis Sayles Strategic Alpha Fund (formerly Loomis Sayles Absolute Strategies Fund) (the “Strategic Alpha Fund”)

Each Fund is a diversified investment company, except for Multi-Asset Real Return Fund and Strategic Alpha Fund, which are non-diversified investment companies.

Each Fund offers Class A, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%, with the exception of Multi-Asset Real Return Fund and Strategic Alpha Fund which are sold with a maximum front-end sales charge of 4.50%. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

Each Fund, except Strategic Alpha Fund, invests in commodity-related instruments through ASG Diversifying Strategies Cayman Fund Ltd., ASG Global Alternatives Cayman Fund Ltd., ASG Managed Futures Strategy Cayman Fund Ltd. and Loomis Sayles Multi-Asset Real Return Cayman Fund Ltd., wholly-owned subsidiaries (individually, a

79  |

Notes to Financial Statements (continued)

December 31, 2012

“Subsidiary” and collectively, the “Subsidiaries”) of Diversifying Strategies Fund, Global Alternatives Fund, Managed Futures Strategy Fund and Multi-Asset Real Return Fund, respectively, organized under the laws of the Cayman Islands. Subscription agreements were entered into between the Funds and their respective Subsidiaries with the intent that each Fund will remain the sole shareholder and primary beneficiary of its respective Subsidiary. The Subsidiaries are governed by a separate Board of Directors that is independent of the Funds’ Board of Trustees.

As of December 31, 2012, the value of each Fund’s investment in its respective Subsidiary was as follows:

Fund	Investment in Subsidiary	Percentage of Net Assets
Diversifying Strategies Fund	$10,109,126	5.7%
Global Alternatives Fund	77,002,006	6.4%
Managed Futures Strategy Fund	17,303,417	2.3%
Multi-Asset Real Return Fund	2,556,258	9.5%

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Consolidation.  The accompanying financial statements of each Fund, except Strategic Alpha Fund, present the consolidated accounts of the Funds and their respective Subsidiaries. All interfund accounts and transactions have been eliminated in consolidation.

b.  Valuation.  Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are

|  80

Notes to Financial Statements (continued)

December 31, 2012

generally valued on the basis of evaluated bids furnished to the Funds by an independent pricing service recommended by the investment adviser or subadviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Senior loans are priced at bid prices supplied by an independent pricing service, if available. Broker-dealer bid quotations may also be used to value debt and equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Futures contracts are valued at their most recent settlement price. Credit default swap agreements and options on interest rate swaps (“interest rate swaptions”) are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available, or quotations obtained from broker-dealers. Commodity index total return swaps are priced based on the closing price of the reference asset that is supplied by an independent pricing service, if available, or quotations from a broker-dealer. Domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Other exchange-traded options are valued at the average of the closing bid and ask quotations. Options on futures contracts are valued using the current settlement price. Currency options are priced at the mid price (between the ask price and the bid price) supplied by an independent pricing service, if available. Over-the-counter options contracts (including currency options not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers. These quotations will be either the bid for a long transaction or the ask for a short transaction. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser or subadviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the closing market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

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c.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

d.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

e.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund

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has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

f.  Futures Contracts.  The Funds and the Subsidiaries may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When a Fund or a Subsidiary enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund or the Subsidiary, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund or a Subsidiary enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s or a Subsidiary’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities, commodities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds and the Subsidiaries are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

g.  Option Contracts.  The Funds and the Subsidiaries may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked to market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. If the Funds enter into a closing sale transaction, the difference between the premium paid and the proceeds of the closing

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sale transaction is treated as a realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid on effecting a closing purchase transaction, including commissions, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument underlying the written option.

Exchange-traded options contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced. Over-the-counter options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option.

h.  Swaptions.  Certain funds may enter into interest rate swaptions. An interest rate swaption gives the holder the right, but not the obligation, to enter into or cancel an interest rate swap agreement at a future date. Interest rate swaptions may be either purchased or written. The buyer of an interest rate swaption may purchase either the right to receive a fixed rate in the underlying swap (known as a “receiver swaption”) or to pay a fixed rate (known as a “payer swaption”), based on the notional amount of the swap agreement, in exchange for a floating rate. The notional amounts of swaptions are not recorded in the financial statements.

When a Fund purchases an interest rate swaption, it pays a premium and the swaption is subsequently marked to market to reflect current value. Premiums paid for purchasing interest rate swaptions which expire are treated as realized losses. Premiums paid for purchasing interest rate swaptions which are exercised are added to the cost or deducted from the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing interest rate swaptions is limited to the premium paid.

When a Fund writes an interest rate swaption, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current value. Premiums received for written interest rate swaptions which expire are treated as realized gains. Premiums received for written interest rate swaptions which are exercised are deducted from the cost or added to the proceeds on the underlying swap

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to determine the realized gain or loss. If a Fund enters into a closing purchase transaction, the difference between the premium received and any amount paid on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the premium received is less than the amount paid, as a realized loss. A Fund, as writer of a written interest rate swaption, bears the risk of an unfavorable change in the market value of the swap underlying the written interest rate swaption.

Over-the-counter interest rate swaptions are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the swaption.

i.  Swap Agreements.  The Funds and the Subsidiaries may enter into credit default and total return swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

Implied credit spreads, represented in absolute terms, are disclosed in the Portfolio of Investments for those agreements for which the Fund is the protection seller. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

A total return swap is an agreement between two parties to exchange, for a specified period and based on the notional amount, the total return of an underlying asset for,

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December 31, 2012

typically, fixed or floating interest payments. When a fund pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the fund may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a fund receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the fund may receive the change in value in addition to the interest payment. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payments from the other party if the value of the underlying asset decreases.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily, and fluctuations in value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Operations as realized gain or loss when received or paid. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated and traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking liquid assets or cash.

j.  Due to/from Brokers.  Transactions and positions in certain options, futures, forward foreign currency contracts and swap agreements are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds or the Subsidiaries and the various broker/dealers. Due from brokers’ balances in the Statements of Assets and Liabilities for Diversifying Strategies Fund, Global Alternatives Fund and Managed Futures Fund represent cash, foreign currency and any initial and/or variation margin applicable to open futures contracts and cash pledged as collateral for forward foreign currency contracts and for Strategic Alpha Fund represents cash pledged as collateral for forward foreign currency contracts, option contracts, and swap agreements. Due to brokers’ balances in the Statement of Assets and Liabilities for Strategic Alpha Fund represent securities received as collateral for forward foreign currency contracts, interest rate swaptions, and swap agreements. In certain circumstances the Funds’ or the Subsidiaries’ use of cash, securities and/or foreign currency held at brokers is restricted by regulation or broker mandated limits.

k.  Federal and Foreign Income Taxes.  The Trust treats each fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment

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companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2012 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

Each Subsidiary is classified as a controlled foreign corporation under the Internal Revenue Code. As a U.S. shareholder of a controlled foreign corporation, each Fund will include in its taxable income its share of its Subsidiary’s current earnings and profits (including net realized gains). Any deficit generated by a Subsidiary will be disregarded for purposes of computing the Funds’ taxable income in the current period and also disregarded for all future periods.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

l.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as paydown gains and losses,

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December 31, 2012

capital gain distributions from real estate investment trusts, distribution in excess, net operating losses, contingent payment debt instruments, foreign currency transactions, deferred Trustees’ fees, Subsidiary income and premium amortization. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, commissions on open futures contracts, premium amortization, unrealized gain/loss on open swap agreements, wash sales, futures, forward and option contracts mark to market and Subsidiary basis adjustments. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2012 and 2011 was as follows:

	2012 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Diversifying Strategies Fund	$—	$—	$—
Global Alternatives Fund	—	—	—
Managed Futures Strategy Fund	8,589,498	—	8,589,498
Multi-Asset Real Return Fund	694,274	—	694,274
Strategic Alpha Fund	16,338,493	—	16,338,493

	2011 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Diversifying Strategies Fund	$16,938,624	$—	$16,938,624
Global Alternatives Fund	1,778,959	2,867,352	4,646,311
Managed Futures Strategy Fund	21,604,427	—	21,604,427
Multi-Asset Real Return Fund	770,217	29,110	799,327
Strategic Alpha Fund	17,061,729	2,698	17,064,427

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

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December 31, 2012

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

	Diversifying Strategies Fund	Global Alternatives Fund	Managed Futures Strategy Fund	Multi-Asset Real Return Fund	Strategic Alpha Fund
Undistributed ordinary income	$—	$27,309,455	$—	$—	$—
Undistributed capital gains	—	4,294,685	—	—	—

Total undistributed earnings	—	31,604,140	—	—	—

Capital loss carryforward:
Short-term:
No expiration date	(32,033,613)	—	(46,702,235)	(3,284,533)	(10,720,475)
Long-term:
No expiration date	(8,029,367)	—	(30,123,466)	(256,137)	(8,325,319)

Total capital loss carryforward	(40,062,980)	—	(76,825,701)	(3,540,670)	(19,045,794)
Late-year ordinary and post-October capital loss deferrals*	(4,066,141)	—	(3,927,824)	(23,103)	(2,564,877)
Unrealized appreciation (depreciation)	(26,895,761)	(37,760,710)	(54,771,275)	(366,913)	15,258,671

Total accumulated losses	$(71,024,882)	$(6,156,570)	$(135,524,800)	$(3,930,686)	$(6,352,000)

Capital loss carryforward utilized in the current year	$—	$27,842,043	$—	$653,975	$—

*	Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 may be deferred and treated as occurring on the first day of the following taxable year.

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m.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

n.  Securities Lending.  Multi-Asset Real Return Fund and Strategic Alpha Fund have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended December 31, 2012, neither of the Funds had loaned securities under this agreement.

o.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

p.  New Accounting Pronouncement.  In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU creates new disclosure requirements with respect to an entity’s rights of setoff and related arrangements associated with its financial and derivative instruments. Management is currently evaluating the impact the adoption of ASU 2011-11 may have on the Funds’ financial statement disclosures.

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3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the investment adviser and approved by the Board of Trustees. Debt securities are generally valued on the basis of evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid quotations may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid quotations for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid quotations, are reviewed on a daily basis by the investment adviser, subject to oversight by Fund management and the Board of Trustees. If the investment adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid quotations may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid quotations, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Fair valued securities may be categorized in Level 3.

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The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2012, at value:

Diversifying Strategies Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments(a)	$—	$157,363,476	$—	$157,363,476
Forward Foreign Currency Contracts (unrealized appreciation)	—	882,737	—	882,737
Futures Contracts (unrealized appreciation)	1,497,157	—	—	1,497,157

Total	$1,497,157	$158,246,213	$—	$159,743,370

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(798,474)	$—	$(798,474)
Futures Contracts (unrealized depreciation)	(1,937,158)	—	—	(1,937,158)

Total	$(1,937,158)	$(798,474)	$—	$(2,735,632)

(a)	Details of the major categories of the Fund’s investments are reflected within the Consolidated Portfolio of Investments.

For the year ended December 31, 2012, there were no transfers between Levels 1, 2 and 3.

Global Alternatives Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments(a)	$—	$1,063,463,539	$—	$1,063,463,539
Forward Foreign Currency Contracts (unrealized appreciation)	—	5,721,406	—	5,721,406
Futures Contracts (unrealized appreciation)	7,042,227	—	—	7,042,227

Total	$7,042,227	$1,069,184,945	$—	$1,076,227,172

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Global Alternatives Fund (continued)

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(4,084,581)	$—	$(4,084,581)
Futures Contracts (unrealized depreciation)	(9,087,311)	—	—	(9,087,311)

Total	$(9,087,311)	$(4,084,581)	$—	$(13,171,892)

(a)	Details of the major categories of the Fund’s investments are reflected within the Consolidated Portfolio of Investments.

For the year ended December 31, 2012, there were no transfers between Levels 1, 2 and 3.

Managed Futures Strategy Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments(a)	$—	$685,667,135	$—	$685,667,135
Forward Foreign Currency Contracts (unrealized appreciation)	—	2,789,328	—	2,789,328
Futures Contracts (unrealized appreciation)	15,022,300	—	—	15,022,300

Total	$15,022,300	$688,456,463	$—	$703,478,763

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(507,327)	$—	$(507,327)
Futures Contracts (unrealized depreciation)	(8,207,127)	—	—	(8,207,127)

Total	$(8,207,127)	$(507,327)	$—	$(8,714,454)

(a)	Details of the major categories of the Fund’s investments are reflected within the Consolidated Portfolio of Investments.

For the year ended December 31, 2012, there were no transfers between Levels 1, 2 and 3.

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Multi-Asset Real Return Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$12,234,337	$—	$12,234,337
Senior Loans(a)	—	1,969,083	—	1,969,083
Common Stocks(a)	2,806,504	—	—	2,806,504
Exchange Traded Funds	2,266,911	—	—	2,266,911
Purchased Options(a)	45,450	74,027	—	119,477
Short-Term Investments	—	6,577,925	—	6,577,925

Total Investments	5,118,865	20,855,372	—	25,974,237

Forward Foreign Currency Contracts (unrealized appreciation)	—	87,708	—	87,708
Futures Contracts (unrealized appreciation)	59,213	—	—	59,213

Total	$5,178,078	$20,943,080	$—	$26,121,158

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options(a)	$—	$(21,097)	$—	$(21,097)
Credit Default Swap Agreements (unrealized depreciation)	—	(88,714)	—	(88,714)
Forward Foreign Currency Contracts (unrealized depreciation)	—	(42,612)	—	(42,612)
Futures Contracts (unrealized depreciation)	(27,592)	—	—	(27,592)

Total	$(27,592)	$(152,423)	$—	$(180,015)

(a)	Details of the major categories of the Fund’s investments are reflected within the Consolidated Portfolio of Investments.

For the year ended December 31, 2012, there were no transfers between Levels 1, 2 and 3.

|  94

Notes to Financial Statements (continued)

December 31, 2012

Strategic Alpha Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Treasuries	$—	$76,511,770	$6,211,796	$82,723,566
All Other Non-Convertible Bonds(a)	—	391,746,009	—	391,746,009

Total Non-Convertible Bonds	—	468,257,779	6,211,796	474,469,575

Convertible Bonds(a)	—	23,439,288	—	23,439,288

Total Bonds and Notes	—	491,697,067	6,211,796	497,908,863

Senior Loans(a)	—	60,763,924	—	60,763,924
Preferred Stocks
Non-Convertible Preferred Stocks
Banking	9,731,442	—	—	9,731,442
Non-Captive Diversified	2,751,960	2,543,785	—	5,295,745

Total Non-Convertible Preferred Stocks	12,483,402	2,543,785	—	15,027,187

Convertible Preferred Stocks
Independent Energy	—	1,332,188	—	1,332,188
All Other Convertible Preferred Stocks(a)	7,963,086	—	—	7,963,086

Total Convertible Preferred Stocks	7,963,086	1,332,188	—	9,295,274

Total Preferred Stocks	20,446,488	3,875,973	—	24,322,461

Common Stocks(a)	21,426,652	—	—	21,426,652
Purchased Swaptions(a)	—	4,954,360	—	4,954,360
Purchased Options(a)	390,744	—	—	390,744
Short-Term Investments	—	34,203,237	—	34,203,237

Total Investments	42,263,884	595,494,561	6,211,796	643,970,241

Credit Default Swap Agreements (unrealized appreciation)	—	779,092	—	779,092
Forward Foreign Currency Contracts (unrealized appreciation)	—	542,381	—	542,381
Futures Contracts (unrealized appreciation)	142,282	—	—	142,282

Total	$42,406,166	$596,816,034	$6,211,796	$645,433,996

95  |

Notes to Financial Statements (continued)

December 31, 2012

Strategic Alpha Fund (continued)

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Swaptions(a)	$—	$(2,888,740)	$—	$(2,888,740)
Credit Default Swap Agreements (unrealized depreciation)	—	(1,778,186)	—	(1,778,186)
Forward Foreign Currency Contracts (unrealized depreciation)	—	(715,565)	—	(715,565)
Futures Contracts (unrealized depreciation)	(270,561)	—	—	(270,561)

Total	$(270,561)	$(5,382,491)	$—	$(5,653,052)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2012, there were no transfers between Levels 1, 2 and 3.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2011 and/or December 31, 2012:

Multi-Asset Real Return Fund

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Purchased Options	$29,702	$—	$(23,665)	$4,063	$—

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2012
Purchased Options	$(10,100)	$—	$—	$—	$—

|  96

Notes to Financial Statements (continued)

December 31, 2012

Multi-Asset Real Return Fund (continued)

Liability Valuation Inputs

Investments in Securities	Balance as of December 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Options Closed
Written Options	$(6,044)	$—	$5,515	$(121)	$650

Investments in Securities	Options Written	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2012
Written Options	$—	$—	$—	$—	$—

Strategic Alpha Fund

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
Treasuries	$11,102,109	$9,251	$(2,555,262)	$2,839,156	$6,187,884

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2012
Bonds and Notes
Non-Convertible Bonds
Treasuries	$(11,371,342)	$—	$—	$6,211,796	$24,852

97  |

Notes to Financial Statements (continued)

December 31, 2012

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Funds used during the period include forward foreign currency contracts, futures contracts, option contracts, swaptions and swap agreements (including credit default and total return swaps).

Diversifying Strategies Fund seeks to generate positive absolute returns over time rather than track the performance of any particular index. The Fund uses multiple quantitative investment models and strategies, each of which has an absolute return objective and may involve a broad range of market exposures. These market exposures, which are expected to change over time, may include exposures to the returns of equity and fixed income securities, currencies and commodities. Under normal market conditions, the Fund will make extensive use of a variety of derivative instruments, in particular futures and forward contracts, to capture the exposures suggested by its absolute return strategies while also adding value through volatility management and correlation management. During the year ended December 31, 2012, the Fund used long contracts on short-term interest rates and long and short contracts on U.S. and foreign equity market indices, U.S. and foreign government bonds, foreign currencies and commodities (through investments in the Subsidiary), to capture the exposures suggested by the quantitative investment models. The Fund also used short contracts on U.S. and foreign equity market indices to hedge correlation to the global equity markets.

Global Alternatives Fund seeks to achieve long and short exposure to global equity, bond, currency and commodity markets through a wide range of derivative instruments and direct investments. These investments are intended to provide the Fund with risk and return characteristics similar to those of a diversified portfolio of hedge funds. The Fund uses quantitative models to estimate the market exposures that drive the aggregate returns of a diverse set of hedge funds, and seeks to use a variety of derivative instruments to capture such exposures in the aggregate. Under normal market conditions, the Fund will make extensive use of derivative instruments, in particular futures and forward contracts on global equity and fixed income securities, securities indices, currencies, commodities and other instruments. During the year ended December 31, 2012, the Fund used long contracts on U.S. equity market indices, U.S. and foreign government bonds, and short-term interest rates, and long and short contracts on foreign equity market indices, commodities (through investments in the Subsidiary) and foreign currencies in accordance with these objectives.

Managed Futures Strategy Fund seeks to generate positive absolute returns over time. The Fund uses a proprietary quantitative model to identify price trends in equity, fixed income, currency and commodity instruments, and may have both short and long exposures within an asset class based on an analysis of trends in a particular asset class. Under normal market conditions, the Fund will make extensive use of derivative instruments, in particular futures and forward contracts, to capture the exposures

|  98

Notes to Financial Statements (continued)

December 31, 2012

suggested by its absolute return strategy while also adding value through volatility management. These market exposures, which are expected to change over time, may include exposures to the returns of U.S. and non-U.S. equity and fixed income securities indices, currencies and commodities. During the year ended December 31, 2012, the Fund used long and short contracts on U.S. and foreign equity market indices, U.S. and foreign government bonds, foreign currencies, commodities (through investments in the Subsidiary), and short-term interest rates in accordance with these objectives.

Multi-Asset Real Return Fund seeks to maximize real returns through exposure to investments in fixed-income securities, equity securities, currencies, and commodity linked instruments (through investments in the Subsidiary). The Fund expects that its exposure to these asset classes will often be obtained substantially through the use of derivative instruments, including forward foreign currency, futures and option contracts and swap agreements. During the year ended December 31, 2012, the Fund used forward foreign currency, futures and options contracts, credit default swap agreements (as a protection seller) and total return swap agreements to gain investment exposures in accordance with its objective.

Strategic Alpha Fund seeks to achieve positive total returns over a full market cycle. The Fund pursues its objective by utilizing a flexible investment approach that allocates investments across a global range of investment opportunities related to credit, currencies and interest rates, while employing risk management techniques to mitigate downside risk. At times, the Fund expects to gain its investment exposure substantially through the use of derivatives, including forward foreign currency contracts, futures contracts, option contracts, swaptions and swap agreements. During the year ended December 31, 2012, the Fund used forward foreign currency, futures and option contracts, swaptions and credit default swap agreements (as a protection seller) to gain investment exposures in accordance with its objective.

Certain Funds are subject to the risk that changes in interest rates will affect the value of the Funds’ investments in fixed income securities. A Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. Multi-Asset Real Return Fund and Strategic Alpha Fund may use futures contracts and interest rate swaptions to hedge against changes in interest rates and may also use futures contracts to manage their duration without having to buy or sell portfolio securities. During the year ended December 31, 2012, Multi-Asset Real Return Fund and Strategic Alpha Fund engaged in futures contracts for hedging and to manage duration and Strategic Alpha Fund engaged in interest rate swaptions for hedging purposes.

The Funds are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Funds may enter into forward foreign currency exchange contracts and

99  |

Notes to Financial Statements (continued)

December 31, 2012

option contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. During the year ended December 31, 2012, Multi-Asset Real Return Fund and Strategic Alpha Fund engaged in forward foreign currency and option transactions for hedging purposes.

The Funds are subject to the risk that companies in which the Funds invest will fail financially or otherwise be unwilling or unable to meet their obligations to the Funds. Multi-Asset Real Return Fund and Strategic Alpha Fund may use credit default swaps, as a protection buyer, to hedge their credit exposure to issuers of bonds they hold without having to sell the bonds. During the year ended December 31, 2012, Multi-Asset Real Return Fund and Strategic Alpha Fund engaged in credit default swap transactions as a protection buyer to hedge their credit exposure.

Certain Funds are subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. Multi-Asset Real Return Fund and Strategic Alpha Fund may use futures contracts, purchased put options and written call options to hedge against a decline in value of an equity security that it owns. The Funds may also write put options to offset the cost of options used for hedging purposes. During the year ended December 31, 2012, Multi-Asset Real Return Fund and Strategic Alpha Fund engaged in futures and option transactions for hedging purposes.

Each Fund is party to agreements with counterparties that govern transactions in forward foreign currency contracts, over-the-counter options, interest rate swaptions and swap agreements. These agreements contain credit-risk-related contingent features that allow the counterparties to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. If such features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value. As of December 31, 2012, the fair value of derivative positions (including open trades) subject to credit-risk-related contingent features that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Fund	Counterparty	Derivatives	Collateral Pledged
Multi-Asset Real Return Fund	Bank of America, N.A.	$(2,626)	$—
Strategic Alpha Fund	Credit Suisse International	(2,036,844)	2,253,899
	Morgan Stanley Capital Services, Inc.	(342,982)	337,984
	Deutsche Bank AG	(119,602)	107,992

Derivatives are subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the contracts. The Funds have mitigated this risk with respect to forward foreign currency contracts, over-the-counter options, interest rate swaptions and swap agreements by entering into master netting agreements with

|  100

Notes to Financial Statements (continued)

December 31, 2012

counterparties that allow the Fund and the counterparty to offset amounts owed by each related to these derivative contracts to one net amount payable by either the Fund or the counterparty. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, including cash and/or securities held at or pledged to counterparties for initial/variation margin or as collateral that could be subject to the terms of a final settlement in a bankruptcy court proceeding, the maximum amount of loss that the Funds would incur if counterparties failed to meet their obligations, and the amount of loss that the Funds would incur after taking into account master netting arrangements are as follows as of December 31, 2012:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Diversifying Strategies Fund	$17,042,172	$16,243,698
Global Alternatives Fund	101,817,837	97,733,256
Managed Futures Strategy Fund	81,990,166	81,482,839
Multi-Asset Real Return Fund	820,851	742,317
Strategic Alpha Fund	11,817,018	6,834,114

These amounts do not take into account the value of U.S. government and agency securities received as collateral by Strategic Alpha Fund in the amount of $528,082. Collateral is valued in accordance with the Fund’s valuation policies and is recorded on the Statements of Assets and Liabilities.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral.

Collateral for forward foreign currency contracts, over-the-counter options, interest rate swaptions and swap agreements is posted based on the requirements established under International Swaps and Derivatives Association (“ISDA”) agreements negotiated between each Fund and the counterparties. In lieu of receiving cash collateral, Diversifying Strategies Fund, Global Alternatives Fund and Managed Futures Strategy Fund may use unrealized gains on forward foreign currency contracts to meet counterparty margin requirements for open positions. This risk of loss to a Fund from counterparty default should be limited to the extent a Fund is undercollateralized; however, final settlement of a Fund’s claim against any collateral received or initial/variation margin pledged may be subject to bankruptcy court proceedings.

101  |

Notes to Financial Statements (continued)

December 31, 2012

The following is a summary of derivative instruments for Diversifying Strategies Fund as of December 31, 2012:

Consolidated Statements of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Commodity Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$—	$882,737	$—	$—
Unrealized appreciation on futures contracts	445,851	—	538,729	512,577
Liabilities
Unrealized depreciation on forward foreign currency contracts	—	(798,474)	—	—
Unrealized depreciation on futures contracts	(473,226)	—	(439,354)	(1,024,578)

Transactions in derivative instruments for Diversifying Strategies Fund during the year ended December 31, 2012 were as follows:

Consolidated Statements of Operations Caption	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Commodity Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$—	$(20,163,981)	$—	$—
Futures contracts	11,187,562	—	1,729,177	(10,377,183)
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	—	(878,398)	—	—
Futures contracts	(4,528,005)	—	823,406	585,064

*	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

|  102

Notes to Financial Statements (continued)

December 31, 2012

The following is a summary of derivative instruments for Global Alternatives Fund as of December 31, 2012:

Consolidated Statements of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Commodity Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$—	$5,721,406	$—	$—
Unrealized appreciation on futures contracts	2,292,479	—	630,864	4,118,884
Liabilities
Unrealized depreciation on forward foreign currency contracts	—	(4,084,581)	—	—
Unrealized depreciation on futures contracts	(3,996,191)	—	(1,972,426)	(3,118,694)

Transactions in derivative instruments for Global Alternatives Fund during the year ended December 31, 2012 were as follows:

Consolidated Statements of Operations Caption	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Commodity Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$—	$(24,494,770)	$—	$—
Futures contracts	42,098,737	—	61,950,774	(19,317,160)
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	—	(1,633,649)	—	—
Futures contracts	(4,343,488)	—	(4,604,417)	4,706,146

*	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

103  |

Notes to Financial Statements (continued)

December 31, 2012

The following is a summary of derivative instruments for Managed Futures Strategy Fund as of December 31, 2012:

Consolidated Statements of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Commodity Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$—	$2,789,328	$—	$—
Unrealized appreciation on futures contracts	5,100,696	—	7,369,518	2,552,086
Liabilities
Unrealized depreciation on forward foreign currency contracts	—	(507,327)	—	—
Unrealized depreciation on futures contracts	(3,634,995)	—	(828,059)	(3,744,073)

Transactions in derivative instruments for Managed Futures Strategy Fund during the year ended December 31, 2012 were as follows:

Consolidated Statements of Operations Caption	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Commodity Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$—	$(60,049,720)	$—	$—
Futures contracts	13,175,388	—	6,090,718	(42,428,076)
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	—	2,355,230	—	—
Futures contracts	(11,562,849)	—	5,534,488	323,756

*	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

|  104

Notes to Financial Statements (continued)

December 31, 2012

The following is a summary of derivative instruments for Multi-Asset Real Return Fund as of December 31, 2012:

Consolidated Statements of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts
Assets
Investments at value*	$—	$74,027	$—	$45,450	$—
Unrealized appreciation on forward foreign currency contracts	—	87,708	—	—	—
Unrealized appreciation on futures contracts**	19,159	—	—	9,842	30,212
Liabilities
Options written, at value	—	(21,097)	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	(42,612)	—	—	—
Unrealized depreciation on futures contracts**	—	—	—	—	(27,592)
Unrealized depreciation on swap agreements	—	—	(88,714)	—	—

*	Represents purchased options, at value.
**	Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Consolidated Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Multi-Asset Real Return Fund during the year ended December 31, 2012 were as follows:

Consolidated Statements of Operations Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts
Net Realized Gain (Loss) on:
Investments*	$(20,743)	$(111,852)	$—	$(54,602)	$(39,000)
Foreign currency transactions**	—	58,733	—	—	—
Futures contracts	(217,882)	—	—	(579,122)	(187,483)
Options written	21,286	126,269	—	40,524	14,998
Swap agreements	—	—	(259,838)	—	(44,495)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments*	—	28,948	—	(35,694)	—
Foreign currency translations**	—	(6,803)	—	—	—
Futures contracts	20,848	—	—	71,857	(6,530)
Options written	—	(62,797)	—	—	—
Swap agreements	—	—	(109,252)	—	—

*	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.
**	Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

105  |

Notes to Financial Statements (continued)

December 31, 2012

The following is a summary of derivative instruments for Strategic Alpha Fund as of December 31, 2012:

Statements of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Assets
Investments at value*	$4,954,360	$—	$—	$390,744
Unrealized appreciation on forward foreign currency contracts	—	542,381	—	—
Unrealized appreciation on futures contracts**	140,819	—	—	1,463
Unrealized appreciation on swap agreements	—	—	779,092	—
Liabilities
Swaptions written, at value	(2,888,740)	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	(715,565)	—	—
Unrealized depreciation on futures contracts**	(248,968)	—	—	(21,593)
Unrealized depreciation on swap agreements	—	—	(1,778,186)	—

*	Represents purchased options/swaptions, at value.
**	Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Strategic Alpha Fund during the year ended December 31, 2012 were as follows:

Statements of Operations Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Net Realized Gain (Loss) on:
Investments*	$(351,500)	$(1,348,362)	$—	$(1,606,162)
Foreign currency transactions**	—	(1,840,443)	—	—
Futures contracts	(15,345)	—	—	(2,892,320)
Options/swaptions written	274,000	670,072	—	737,711
Swap agreements	—	—	(11,287,442)	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments*	(238,390)	386,334	—	(102,828)
Foreign currency translations**	—	(517,936)	—	—
Futures contracts	(86,001)	—	—	(13,965)
Options/swaptions written	259,760	(292,448)	—	—
Swap agreements	—	—	3,029,971	—

*	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for purchased options/swaptions during the period.
**	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

|  106

Notes to Financial Statements (continued)

December 31, 2012

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract, futures contract and swap agreement activity, as a percentage of net assets, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2012:

Diversifying Strategies Fund		Forwards	Futures
Average Notional Amount Outstanding		439.09%	649.88%
Highest Notional Amount Outstanding		1,037.27%	1,002.46%
Lowest Notional Amount Outstanding		77.68%	462.92%
Notional Amount Outstanding as of December 31, 2012		80.30%	462.92%

Global Alternatives Fund		Forwards	Futures
Average Notional Amount Outstanding		79.49%	317.91%
Highest Notional Amount Outstanding		178.69%	557.80%
Lowest Notional Amount Outstanding		31.51%	109.77%
Notional Amount Outstanding as of December 31, 2012		44.01%	504.63%

Managed Futures Strategy Fund		Forwards	Futures
Average Notional Amount Outstanding		213.70%	908.51%
Highest Notional Amount Outstanding		755.91%	1,268.55%
Lowest Notional Amount Outstanding		38.95%	695.15%
Notional Amount Outstanding as of December 31, 2012		38.95%	695.15%

Multi-Asset Real Return Fund	Forwards	Futures	Swaps
Average Notional Amount Outstanding	74.04%	34.57%	28.75%
Highest Notional Amount Outstanding	138.24%	57.27%	64.26%
Lowest Notional Amount Outstanding	31.55%	9.22%	14.00%
Notional Amount Outstanding as of December 31, 2012	37.28%	44.94%	14.00%

Strategic Alpha Fund	Forwards	Futures	Swaps
Average Notional Amount Outstanding	28.58%	8.95%	31.13%
Highest Notional Amount Outstanding	48.60%	17.94%	42.58%
Lowest Notional Amount Outstanding	17.16%	3.22%	14.77%
Notional Amount Outstanding as of December 31, 2012	17.16%	10.77%	16.68%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

107  |

Notes to Financial Statements (continued)

December 31, 2012

Unrealized gain and/or loss on open forwards, futures and swaps is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward, futures and swap contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

The volume of option contract activity, as a percentage of net assets, based on the month-end market values of instruments underlying purchased and written options, at absolute value, was as follows for the year ended December 31, 2012:

Multi-Asset Real Return Fund*	Call Options Purchased	Put Options Purchased	Call Options Written	Put Options Written
Average Market Value of Underlying Instruments	12.72%	18.20%	9.02%	6.64%
Highest Market Value of Underlying Instruments	20.55%	66.64%	14.28%	18.03%
Lowest Market Value of Underlying Instruments	4.55%	0.00%	0.00%	0.00%
Market Value of Underlying Instruments as of December 31, 2012	8.36%	19.03%	0.00%	2.97%

Strategic Alpha Fund*	Call Options Purchased	Put Options Purchased	Call Options Written	Put Options Written
Average Market Value of Underlying Instruments	2.47%	6.45%	2.05%	1.82%
Highest Market Value of Underlying Instruments	5.78%	13.27%	4.96%	5.37%
Lowest Market Value of Underlying Instruments	0.00%	2.86%	0.00%	0.00%
Market Value of Underlying Instruments as of December 31, 2012	0.00%	2.86%	0.00%	0.00%

*	Market value of underlying instruments is determined as follows: for securities by multiplying option shares by the price of the option’s underlying security, for currencies by multiplying par value by the strike price and dividing by the foreign currency exchange rate and for futures by multiplying the number of contracts by the contract multiplier by the price of the underlying futures contract.

|  108

Notes to Financial Statements (continued)

December 31, 2012

The volume of interest rate swaption activity, as a percentage of net assets, for Strategic Alpha Fund, based on average premiums paid or received during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2012:

Strategic Alpha Fund	Interest Rate Put Swaptions Written	Interest Rate Call Swaptions Written	Interest Rate Put Swaptions Purchased	Interest Rate Call Swaptions Purchased
Average Premium Paid/Received	0.04%	0.10%	0.05%	0.18%
Highest Premium Paid/Received	0.13%	0.39%	0.20%	0.66%
Lowest Premium Paid/Received	0.00%	0.00%	0.00%	0.00%
Premium Paid/Received as of December 31, 2012	0.12%	0.36%	0.18%	0.62%

The following is a summary of Multi-Asset Real Return Fund’s written option activity (excluding foreign currency options):

	Number of Contracts	Premiums
Outstanding at December 31, 2011	—	$—
Options written	967	142,405
Options terminated in closing purchase transactions	(804)	(128,932)
Options expired	(163)	(13,473)

Outstanding at December 31, 2012	—	$—

The following is a summary of Multi-Asset Real Return Fund’s foreign currency written option activity:

Premiums
Outstanding at December 31, 2011	$191,546
Options written	45,330
Options terminated in closing purchase transactions	(224,940)

Outstanding at December 31, 2012	$11,936

The following is a summary of Strategic Alpha Fund’s written option activity (excluding foreign currency options and interest rate swaptions):

	Number of Contracts	Premiums
Outstanding at December 31, 2011	—	$—
Options written	12,770	1,367,870
Options terminated in closing purchase transactions	(12,770)	(1,367,870)

Outstanding at December 31, 2012	—	$—

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December 31, 2012

The following is a summary of Strategic Alpha Fund’s foreign currency written option activity:

Premiums
Outstanding at December 31, 2011	$748,930
Options written	—
Options terminated in closing purchase transactions	(748,930)

Outstanding at December 31, 2012	$—

The following is a summary of Strategic Alpha Fund’s written interest rate swaption activity:

	Notional Amount	Premiums
Outstanding at December 31, 2011	$—	$—
Swaptions written	740,000,000	4,452,500
Swaptions terminated in closing purchase transactions	(100,000,000)	(1,304,000)

Outstanding at December 31, 2012	$640,000,000	$3,148,500

5.  Purchases and Sales of Securities.  For the year ended December 31, 2012, purchases and proceeds from sales or maturities of short-term obligations were as follows:

Fund	Purchases	Sales/ Maturities
Diversifying Strategies Fund	$8,316,275,603	$8,532,797,070
Global Alternatives Fund	38,281,524,314	38,577,416,490
Managed Futures Strategy Fund	23,707,012,374	23,677,146,181

For the year ended December 31, 2012, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/ Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Multi-Asset Real Return Fund	$3,180,625	$3,128,471	$100,131,216	$101,966,185
Strategic Alpha Fund	—	—	691,378,106	530,038,722

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  AlphaSimplex Group, LLC (“AlphaSimplex”), which is a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US’’) serves as investment adviser to Diversifying Strategies Fund, Global Alternatives Fund and Managed Futures Strategy Fund. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) is the investment adviser to Multi-Asset Real Return Fund and Strategic Alpha Fund.

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Notes to Financial Statements (continued)

December 31, 2012

Loomis Sayles’ general partner is indirectly owned by Natixis US, which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets, less the net asset value of each Subsidiary, where applicable:

Fund	Percentage of Average Daily Net Assets
Diversifying Strategies Fund	1.25%
Managed Futures Strategy Fund	1.25%
Multi-Asset Real Return Fund	0.75%
Strategic Alpha Fund	0.70%

Global Alternatives Fund pays a management fee at an annual rate of 1.15% on the first $2 billion of the Fund’s average daily net assets (including the net asset value of the Subsidiary), and 1.10% thereafter, calculated daily and payable monthly, less the management fees paid by the Subsidiary.

Prior to July 1, 2012, Global Alternatives Fund paid a management fee at an annual rate of 1.15% of the Fund’s average daily net assets (less the net asset value of the Subsidiary), calculated daily and payable monthly, less the management fees paid by the Subsidiary.

AlphaSimplex also serves as investment adviser to ASG Diversifying Strategies Cayman Fund Ltd., ASG Global Alternatives Cayman Fund Ltd. and ASG Managed Futures Strategy Cayman Fund Ltd., which pay AlphaSimplex a management fee at the annual rate of 1.25%, 1.15% and 1.25%, respectively, of its average daily net assets.

Loomis Sayles also serves as investment adviser to the Loomis Sayles Multi-Asset Real Return Cayman Fund Ltd., which pays Loomis Sayles a management fee at the annual rate of 0.75% of its average daily net assets.

AlphaSimplex has entered into a subadvisory agreement with Reich & Tang Asset Management, LLC (“Reich & Tang”) on behalf of Diversifying Strategies Fund, Global Alternatives Fund and Managed Futures Strategy Fund. Payments to AlphaSimplex are reduced by the amount of payments to Reich & Tang.

AlphaSimplex and Loomis Sayles have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses, including expenses of each Subsidiary, if applicable, to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until April 30, 2013 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

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December 31, 2012

For the year ended December 31, 2012, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class Y
Diversifying Strategies Fund	1.70%	2.45%	1.45%
Global Alternatives Fund	1.60%	2.35%	1.35%
Managed Futures Strategy Fund	1.70%	2.45%	1.45%
Multi-Asset Real Return Fund	1.35%	2.10%	1.10%
Strategic Alpha Fund	1.30%	2.05%	1.05%

AlphaSimplex and Loomis Sayles shall be permitted to recover expenses they have borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended December 31, 2012, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Diversifying Strategies Fund	$3,958,120	$272,876	$3,685,244	1.25%	1.16%
Global Alternatives Fund	16,248,422	—	16,248,422	1.15%	1.15%
Managed Futures Strategy Fund	10,075,585	580,202	9,495,383	1.25%	1.18%
Multi-Asset Real Return Fund	214,187	207,763	6,424	0.75%	0.02%
Strategic Alpha Fund	3,662,664	—	3,662,664	0.70%	0.70%

[1]	Management fee waivers are subject to possible recovery until December 31, 2013.

For the year ended December 31, 2012, expense reimbursements related to the prior fiscal year were recovered as follows:

Fund	Recovered Expenses
Global Alternatives Fund	$85,091

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Notes to Financial Statements (continued)

December 31, 2012

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class C shares.

For the year ended December 31, 2012, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Diversifying Strategies Fund	$276,699	$48,446	$145,339
Global Alternatives Fund	498,759	219,293	657,878
Managed Futures Strategy Fund	562,901	61,576	184,729
Multi-Asset Real Return Fund	4,557	176	529
Strategic Alpha Fund	218,565	178,219	534,656

c.  Administrative Fees.  NGAM Advisors, L.P. (“NGAM Advisors”), provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets

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December 31, 2012

of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

NGAM Advisors also provides certain administrative services to the Subsidiary for which the Subsidiary pays NGAM Advisors fees equal to an annual rate of 0.05% of the average daily net assets of each Subsidiary. Payments by the Funds are reduced by the amount of payments to NGAM Advisors by the Subsidiary. In addition, NGAM Advisors and each Subsidiary contract with State Street Bank to serve as sub-administrator.

For the year ended December 31, 2012, the administrative fees paid to NGAM Advisors for each Fund were as follows (exclusive of sub-administrative fees paid to State Street Bank by the Subsidiaries):

Fund	Administrative Fees Paid to NGAM Advisors
Diversifying Strategies Fund	$142,952
Global Alternatives Fund	637,259
Managed Futures Strategy Fund	363,268
Multi-Asset Real Return Fund	12,879
Strategic Alpha Fund	235,761

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers.

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Notes to Financial Statements (continued)

December 31, 2012

For the year ended December 31, 2012, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Diversifying Strategies Fund	$282,820
Global Alternatives Fund	1,373,727
Managed Futures Strategy Fund	998,804
Multi-Asset Real Return Fund	2,742
Strategic Alpha Fund	227,670

As of December 31, 2012, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees:

Fund	Reimbursements of Sub-Transfer Agent Fees
Diversifying Strategies Fund	$2,923
Global Alternatives Fund	15,836
Managed Futures Strategy Fund	13,088
Multi-Asset Real Return Fund	31
Strategic Alpha Fund	2,894

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended December 31, 2012 were as follows:

Fund	Commissions
Diversifying Strategies Fund	$41,147
Global Alternatives Fund	100,504
Managed Futures Strategy Fund	173,522
Strategic Alpha Fund	126,565

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $265,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $95,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting

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December 31, 2012

that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2013, the Chairperson of the Board will receive a retainer fee at the annual rate of $285,000 and each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $115,000. In addition, each committee chairman will receive an additional retainer fee at an annual rate of $17,500, and each Audit Committee member will be compensated $6,000 for each Committee meeting that he or she will attend in person and $3,000 for each meeting that he or she will attend telephonically. All other Trustee fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Affiliated Ownership.  As of December 31, 2012, Natixis US held shares of Multi-Asset Real Return Fund representing 77.49% of the Fund’s net assets. Investment activities of affiliated shareholders could have material impacts on the Funds.

7.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. Prior to April 19, 2012, the commitment fee was 0.125% per annum.

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Notes to Financial Statements (continued)

December 31, 2012

For the year ended December 31, 2012, none of the Funds had borrowings under these agreements.

8.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

The Multi-Asset Real Return Fund and Strategic Alpha Fund are non-diversified, which means that they are not limited under the 1940 Act to a percentage of assets that they may invest in any one issuer. Because the Funds may invest in the securities of a limited number of issuers, an investment in the Funds may involve a higher degree of risk than would be present in a diversified portfolio.

The Funds’ (excluding Strategic Alpha Fund) investments in commodity-related instruments may subject the Funds to greater volatility than investments in other securities. The value of these investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

9.  Interest Expense.  Diversifying Strategies Fund, Global Alternatives Fund and Managed Futures Strategy Fund incur interest expense on net cash and foreign currency debit balances, if any, for accounts held at brokers. Interest expense incurred for the year ended December 31, 2012 is reflected on the Consolidated Statements of Operations.

10.  Concentration of Ownership.  From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2012, based on management’s evaluation of the shareholder account base, certain Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, including affiliated accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings was as follows:

Fund	Number of >5% Non-Affiliated Shareholders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 6)	Total Percentage of Ownership
Multi-Asset Real Return Fund	—	—	77.49%	77.49%
Strategic Alpha Fund	2	29.88%	—	29.88%

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December 31, 2012

Omnibus accounts for which NGAM believes the intermediary has discretion over the underlying shareholder accounts are included in the table above. For other omnibus accounts, the Funds may not have information on the individual shareholder accounts underlying omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
Diversifying Strategies Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	4,099,031	$38,970,945	12,268,438	$128,467,458
Issued in connection with the reinvestment of distributions	—	—	490,004	4,778,350
Redeemed	(10,236,217)	(95,779,012)	(4,814,646)	(50,046,266)

Net change	(6,137,186)	$(56,808,067)	7,943,796	$83,199,542

Class C
Issued from the sale of shares	241,880	$2,303,417	1,482,681	$15,364,159
Issued in connection with the reinvestment of distributions	—	—	53,185	513,125
Redeemed	(1,666,089)	(15,459,772)	(843,625)	(8,626,269)

Net change	(1,424,209)	$(13,156,355)	692,241	$7,251,015

Class Y
Issued from the sale of shares	11,424,744	$109,289,687	24,283,289	$256,558,955
Issued in connection with the reinvestment of distributions	—	—	726,635	7,100,828
Redeemed	(25,631,204)	(240,453,101)	(16,608,106)	(173,869,182)

Net change	(14,206,460)	$(131,163,414)	8,401,818	$89,790,601

Increase (decrease) from capital share transactions	(21,767,855)	$(201,127,836)	17,037,855	$180,241,158

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Notes to Financial Statements (continued)

December 31, 2012

11.  Capital Shares (continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011
Global Alternatives Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	6,671,859	$69,656,715	18,930,522	$202,480,734
Issued in connection with the reinvestment of distributions	—	—	113,753	1,233,164
Redeemed	(22,096,972)	(229,884,273)	(10,876,025)	(114,726,957)

Net change	(15,425,113)	$(160,227,558)	8,168,250	$88,986,941

Class C
Issued from the sale of shares	1,312,558	$13,451,528	4,655,200	$49,166,732
Issued in connection with the reinvestment of distributions	—	—	23,940	255,455
Redeemed	(3,617,306)	(36,399,756)	(1,819,331)	(18,798,077)

Net change	(2,304,748)	$(22,948,228)	2,859,809	$30,624,110

Class Y
Issued from the sale of shares	49,694,765	$523,953,187	94,621,473	$1,007,278,821
Issued in connection with the reinvestment of distributions	—	—	172,490	1,880,156
Redeemed	(59,893,411)	(623,783,287)	(23,131,849)	(244,275,468)

Net change	(10,198,646)	$(99,830,100)	71,662,114	$764,883,509

Increase (decrease) from capital share transactions	(27,928,507)	$(283,005,886)	82,690,173	$884,494,560

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Notes to Financial Statements (continued)

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11.  Capital Shares (continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011
Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	19,088,248	$186,697,025	51,347,993	$551,929,224
Issued in connection with the reinvestment of distributions	151,550	1,430,714	775,375	8,017,306
Redeemed	(33,421,613)	(323,499,035)	(22,561,002)	(242,938,414)

Net change	(14,181,815)	$(135,371,296)	29,562,366	$317,008,116

Class C
Issued from the sale of shares	1,472,002	$14,295,148	2,371,607	$25,453,453
Issued in connection with the reinvestment of distributions	6,597	62,822	23,560	241,481
Redeemed	(1,465,967)	(14,003,106)	(194,536)	(2,061,142)

Net change	12,632	$354,864	2,200,631	$23,633,792

Class Y
Issued from the sale of shares	67,366,684	$652,785,497	42,110,388	$454,569,292
Issued in connection with the reinvestment of distributions	560,531	5,199,365	672,465	6,953,289
Redeemed	(42,443,142)	(403,988,615)	(7,808,584)	(83,713,552)

Net change	25,484,073	$253,996,247	34,974,269	$377,809,029

Increase (decrease) from capital share transactions	11,314,890	$118,979,815	66,737,266	$718,450,937

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Notes to Financial Statements (continued)

December 31, 2012

11.  Capital Shares (continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011
Multi-Asset Real Return Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	59,602	$575,228	299,653	$3,033,094
Issued in connection with the reinvestment of distributions	3,433	33,503	4,381	41,489
Redeemed	(114,389)	(1,110,527)	(216,274)	(2,117,308)

Net change	(51,354)	$(501,796)	87,760	$957,275

Class C
Issued from the sale of shares	4,445	$42,861	12,897	$131,319
Issued in connection with the reinvestment of distributions	105	1,022	130	1,229
Redeemed	(8,539)	(81,769)	(3,577)	(34,371)

Net change	(3,989)	$(37,886)	9,450	$98,177

Class Y
Issued from the sale of shares	1,160,408	$11,199,368	4,900,179	$49,608,192
Issued in connection with the reinvestment of distributions	67,616	658,584	79,507	750,530
Redeemed	(1,709,547)	(16,459,997)	(4,638,918)	(43,901,143)

Net change	(481,523)	$(4,602,045)	340,768	$6,457,579

Increase (decrease) from capital share transactions	(536,866)	$(5,141,727)	437,978	$7,513,031

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11.  Capital Shares (continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011
Strategic Alpha Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	3,368,991	$33,423,777	30,602,206	$309,644,774
Issued in connection with the reinvestment of distributions	208,555	2,083,348	518,886	5,000,664
Redeemed	(9,652,105)	(94,597,229)	(17,377,149)	(168,594,903)

Net change	(6,074,559)	$(59,090,104)	13,743,943	$146,050,535

Class C
Issued from the sale of shares	1,159,013	$11,483,158	10,712,134	$108,281,778
Issued in connection with the reinvestment of distributions	99,708	993,353	152,413	1,454,718
Redeemed	(2,906,551)	(28,567,885)	(2,607,812)	(24,979,006)

Net change	(1,647,830)	$(16,091,374)	8,256,735	$84,757,490

Class Y
Issued from the sale of shares	30,864,515	$307,198,920	42,674,035	$427,908,877
Issued in connection with the reinvestment of distributions	791,524	7,923,627	592,079	5,679,301
Redeemed	(12,086,981)	(119,319,186)	(16,642,330)	(162,068,348)

Net change	19,569,058	$195,803,361	26,623,784	$271,519,830

Increase (decrease) from capital share transactions	11,846,669	$120,621,883	48,624,462	$502,327,855

|  122

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Natixis Funds Trust II and Shareholders of ASG Diversifying Strategies Fund, ASG Global Alternatives Fund, ASG Managed Futures Strategy Fund, Loomis Sayles Multi-Asset Real Return Fund and Loomis Sayles Strategic Alpha Fund (formerly known as Loomis Sayles Absolute Strategies Fund):

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the ASG Diversifying Strategies Fund (Consolidated), ASG Global Alternatives Fund (Consolidated), ASG Managed Futures Strategy Fund (Consolidated), Loomis Sayles Multi-Asset Real Return Fund (Consolidated) and Loomis Sayles Strategic Alpha Fund (formerly known as Loomis Sayles Absolute Strategies Fund), each a series of Natixis Funds Trust II (collectively, the “Funds”), at December 31, 2012, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 22, 2013

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2012 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2012, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Multi-Asset Real Return	7.45%
Strategic Alpha	6.72%

Qualified Dividend Income. A percentage of dividends distributed by the Funds during the fiscal year ended December 31, 2012 are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. These percentages are noted below:

Fund	Qualifying Percentage
Multi-Asset Real Return	14.75%
Strategic Alpha	9.63%

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust II (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Charles D. Baker (1956)	Trustee From 2005 to 2009 and since 2011 Contract Review and Governance Committee Member	Executive in Residence at General Catalyst Partners (venture capital and growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health care organization)	44 Director, Athenahealth, Inc. (software company)	Significant experience on the Board; executive experience (including president and chief executive officer of a health care organization and executive officer of a venture capital and growth equity firm)

Daniel M. Cain[3] (1945)	Interested Trustee Chairman of the Contract Review and Governance Committee since 1996	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	44 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on the Board and on the board of other business organizations (including at a health care organization); experience in the financial industry (including roles as chairman and former chief executive officer of an investment banking firm)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES (continued)

Kenneth A. Drucker (1945)	Trustee Since 2008 Chairman of the Audit Committee	Retired	44 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on the Board and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English[4] (1953)	Trustee Since 2013 Contract Review and Governance Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	44 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Significant experience on the board of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES (continued)

Wendell J. Knox (1948)	Trustee Since 2009 Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the board of other business organizations (including at a commercial bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a consulting company)

Martin T. Meehan[5] (1956)	Trustee Since 2012 Contract Review and Governance Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	44 None	Experience as Chancellor of the University of Massachusetts Lowell; experience on the board of other business organizations; government experience (including as a member of the U.S. House of Representatives); academic experience

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES (continued)

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee Since 1993 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting)	44 Director, Verizon Communications; Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on the Board and on the board of other business organizations (including at an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Erik R. Sirri (1958)	Trustee Since 2009 for Natixis Funds Trust II and Gateway Trust Audit Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	44 None	Experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES (continued)

Peter J. Smail (1952)	Trustee Since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	44 None	Experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School	44 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Robert J. Blanding[6] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2003	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	44 None	Significant experience on the Board; continuing service as President, Chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES (continued)

David L. Giunta[7] (1965)	Trustee Since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company	44 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[8] (1960)	Trustee Since 2000	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors L.P. and NGAM Distribution, L.P.	44 None	Significant experience on the Board; continuing experience as Chief Executive Officer U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two year term as the Chairperson of the Board on November 18, 2011.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

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Trustee and Officer Information

[3]

Mr. Cain is deemed an “interested person” of the Trust since November 2012 because he is an affiliated person of Cain Brothers & Company, LLC, a registered broker-dealer that has executed portfolio transactions on behalf of certain institutional separate accounts managed by McDonnell Investment Management, LLC, the sub-adviser to the McDonnell Intermediate Municipal Bond Fund, a series of the Trust.

[4]	Mr. English was appointed as a trustee effective January 1, 2013.

[5]	Mr. Meehan was appointed as a trustee effective July 1, 2012.

[6]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[7]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[8]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Kenneth A. Drucker, Mr. Wendell J. Knox, Mr. Erik R. Sirri, and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided as reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	1/1/11 – 12/31/11	1/1/12 – 12/31/12	1/1/11 – 12/31/11	1/1/12 – 12/31/12	1/1/11 – 12/31/11	1/1/12 – 12/31/12	1/1/11 – 12/31/11	1/1/12 – 12/31/12
Natixis Funds Trust II	$356,700	$330,445	$222	$619	$87,630	$88,950	$—	$—

1.	Audit-related fees consist of:

2011 & 2012 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2011 & 2012 – review of the Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during 2011 and 2012 were $87,852 and $89,569, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth fees billed by the Registrant’s principal accountant for non-audit services rendered to NGAM Advisors, L.P. and entities controlling, controlled by or under common control with NGAM Advisors, L.P. (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	1/1/11 – 12/31/11	1/1/12 – 12/31/12	1/1/11 – 12/31/11	1/1/12 – 12/31/12	1/1/11 – 12/31/11	1/1/12 – 12/31/12
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to NGAM Advisors, L.P. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	1/1/11 – 12/31/11	1/1/12 – 12/31/12
Control Affiliates	$145,070	$179,460

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 [17 CFR 270.30a-2(a)], filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a) (3)	Not applicable.

(b)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust II

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 22, 2013

By:	/s/ Michael C. Kardok

Name:	Michael C. Kardok
Title:	Treasurer
Date:	February 22, 2013